
April 30, 2004

Prospectuses

NML Variable Annuity Account A

[PICTURE]

Individual Variable Annuity Contracts for
Retirement Plans of Self-Employed Persons and Their Employees


Northwestern Mutual
Series Fund Inc., Fidelity
VIP Mid Cap Portfolio and
Russell Investment Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444

www.northwesternmutual.com

90 1765  (03/86) (Rev. 0404)

                                                             [LOGO APPEARS HERE]

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                                                 April 30, 2004

Profile of the Variable Annuity Contract

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Contract. We describe the Contract more fully in the prospectus which accompanies this Profile. Please read the prospectus carefully.
1. The Annuity Contract The Contract provides retirement annuity benefits for self-employed individuals (and their eligible employees). The Contract will invest on a tax-deferred basis in your choice of twenty-four investment portfolios. The Contract also allows investment on a fixed basis in a guaranteed account.

The Contract is intended for retirement savings or other long-term investment purposes. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement.

The twenty-four investment portfolios are listed in Section 4. These portfolios bear varying amounts of investment risk. Those with more risk are designed to produce a better long-term return than those with less risk. But this is not guaranteed. You can also lose your money.

The amounts you invest on a fixed basis earn interest at a rate we declare from time to time. We guarantee principal and we guarantee the interest rate for each amount for at least one year.

You may invest in any or all of the twenty-four investment portfolios. You may move money among these portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. Transfers of amounts invested on a fixed basis are subject to restrictions and we reserve the right to limit the frequency or amount of transfers among the 24 investment portfolios.

During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving annuity payments from your Contract, usually at retirement. Monthly annuity payments begin on the date you select.

The amount you accumulate in your Contract, including the results of investment performance, will determine the amount of your monthly annuity payments.

2. Annuity Payments If you decide to begin receiving monthly annuity payments from your Contract, you may choose one of three payment plans: (1) monthly payments for a specified period of five to thirty years, as you select, (2) monthly payments for your life (assuming you are the annuitant), and you may choose to have payments continue to your beneficiary for the balance of ten or twenty years if you die sooner; or (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you. After you begin receiving monthly annuity payments you cannot change your selection if the payments depend on your life or the life of another.

These payment plans are available to you on a variable or fixed basis. Variable means that the amount accumulated in your Contract will continue to be invested in one or more of the twenty-four investment portfolios as you choose. Your monthly annuity payments will vary up or down to reflect continuing investment performance. Or you may choose a fixed annuity payment plan which guarantees the amount you will receive each month.

3. Purchase We offer Front Load and Back Load Contracts, as briefly described in Section 5. You may make purchase payments of $25 or more as you accumulate funds in your Contract. For the Front Load Contract the minimum initial purchase payment is $10,000. Your Northwestern Mutual agent will help you complete a Contract application form.

                                                              Account A Profile

                                                                             i

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A



4. Investment Choices You may invest in any or all of the following investment portfolios. All of these are described in the attached prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds:

Northwestern Mutual Series Fund, Inc.
     1.Small Cap Growth Stock Portfolio
     2.T. Rowe Price Small Cap Value Portfolio
     3.Aggressive Growth Stock Portfolio
     4.International Growth Portfolio
     5.Franklin Templeton International Equity Portfolio
     6.AllianceBernstein Mid Cap Value Portfolio
     7.Index 400 Stock Portfolio
     8.Janus Capital Appreciation Portfolio
     9.Growth Stock Portfolio
    10.Large Cap Core Stock Portfolio
    11.Capital Guardian Domestic Equity Portfolio
    12.T. Rowe Price Equity Income Portfolio
    13.Index 500 Stock Portfolio
    14.Asset Allocation Portfolio
    15.Balanced Portfolio
    16.High Yield Bond Portfolio
    17.Select Bond Portfolio
    18.Money Market Portfolio

Fidelity VIP Mid Cap Portfolio

Russell Investment Funds
     1.Multi-Style Equity Fund
     2.Aggressive Equity Fund
     3.Non-U.S. Fund
     4.Core Bond Fund
     5.Real Estate Securities Fund

You may also invest all or part of your funds on a fixed basis in the Guaranteed Interest Fund (GIF).

5. Expenses The Contract has insurance and investment features, and there are costs related to them. For the Front Load Contract we deduct a sales load of 4.5% from your purchase payments. The percentage is lower when cumulative purchase payments exceed $100,000. For the Back Load Contract there is no sales load deducted from purchase payments but a withdrawal charge of 0% to 6% applies, depending on the length of time the money you withdraw has been in the Contract and the size of your Contract.

Each year we deduct a $30 Contract fee. Currently this fee is waived if the value of your Contract is $25,000 or more. You may move money among the 24 investment portfolios without charge up to 12 times per year. After that, a charge of $25 may apply. We currently make no charge for these transfers.

We also deduct mortality and expense risk charges for the guarantees associated with your Contract. These charges are at the annual rate of 0.50% for the Front
Load Contract. They begin at 1.25% for the Back Load Contract and are reduced to 0.50% for purchase payments that are no longer subject to withdrawal charges in Contracts with a value of $25,000 or more. We may increase the charges to a maximum rate of 0.75% for the Front Load Contract and 1.50% for the Back Load
Contract. We will not increase the charges for at least five years from the date of the prospectus.

If your Contract includes the enhanced death benefit which we offer at extra cost, we will deduct from your Contract value on each Contract anniversary a charge based on the amount of the enhanced death benefit in effect and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the benefit for issue age 45 or less, 0.20% for issue ages 46-55, and 0.40% for issue ages 56-65.

The portfolios also bear investment charges that range from an annual rate of 0.20% to 1.41% of the average daily value of the portfolio, depending on the investment portfolio you select. The following charts are designed to help you understand the charges for the Front Load and Back Load Contracts. The first three columns show the annual expenses as a percentage of assets including the insurance charges, the portfolio charges and the total charges. Portfolio expenses are based on 2003 expenses for the portfolios. Expenses for the portfolios reflect fee waivers and expense reimbursements. The last two columns show you examples of the charges, in dollars, you would pay. The examples reflect the impact of the asset based charges, any sales loads or withdrawals that would apply, and the $30 Contract fee calculated by dividing the annual
Contract fees collected by the average assets of the sub-account. The examples assume that you invested $10,000 in a Contract which earns 5% annually and that you withdraw your money at the end of year one, and at the end of year ten.
Both of these examples, for both Contracts, reflect aggregate charges on a cumulative basis to the end of the 1 or 10-year period.

For more detailed information, see the Expense Table which begins on page 3 of the attached prospectus for the Contracts.

ii

Account A Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                             Examples:*
FRONT LOAD CONTRACT                                                                         Total Annual
WITHOUT THE ENHANCED                          Annual Expenses as a Percentage of Assets    Charges At End of
DEATH BENEFIT                                  Total Annual      Total Annual
                                                Insurance         Portfolio   Total Annual
Portfolio                                        Charges           Charges      Expenses   1 Year  10 Years
-                                          -----------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.51% (0.50% + 0.01%)    0.59%        1.10%      $557    $1,884
  T. Rowe Price Small Cap Value            0.51% (0.50% + 0.01%)    0.90%        1.41%      $587    $2,214
  Aggressive Growth Stock                  0.51% (0.50% + 0.01%)    0.52%        1.03%      $550    $1,808
  International Growth                     0.51% (0.50% + 0.01%)    1.10%        1.61%      $606    $2,537
  Franklin Templeton International Equity  0.51% (0.50% + 0.01%)    0.74%        1.25%      $572    $2,045
  AllianceBernstein Mid Cap Value          0.51% (0.50% + 0.01%)    0.94%        1.45%      $591    $2,256
  Index 400 Stock                          0.51% (0.50% + 0.01%)    0.27%        0.78%      $526    $1,532
  Janus Capital Appreciation               0.51% (0.50% + 0.01%)    0.90%        1.41%      $587    $2,214
  Growth Stock                             0.51% (0.50% + 0.01%)    0.43%        0.94%      $542    $1,709
  Large Cap Core Stock                     0.51% (0.50% + 0.01%)    0.46%        0.97%      $545    $1,742
  Capital Guardian Domestic Equity         0.51% (0.50% + 0.01%)    0.67%        1.18%      $565    $1,970
  T. Rowe Price Equity Income              0.51% (0.50% + 0.01%)    0.75%        1.26%      $573    $2,068
  Index 500 Stock                          0.51% (0.50% + 0.01%)    0.20%        0.71%      $519    $1,453
  Asset Allocation                         0.51% (0.50% + 0.01%)    0.73%        1.24%      $571    $2,035
  Balanced                                 0.51% (0.50% + 0.01%)    0.30%        0.81%      $529    $1,565
  High Yield Bond                          0.51% (0.50% + 0.01%)    0.52%        1.03%      $550    $1,808
  Select Bond                              0.51% (0.50% + 0.01%)    0.30%        0.81%      $529    $1,565
  Money Market                             0.51% (0.50% + 0.01%)    0.00%        0.51%      $500    $1,225
Fidelity VIP Mid Cap Portfolio             0.51% (0.50% + 0.01%)    0.95%        1.46%      $592    $2,267
Russell Investment Funds
  Multi-Style Equity                       0.51% (0.50% + 0.01%)    0.87%        1.38%      $584    $2,258
  Aggressive Equity                        0.51% (0.50% + 0.01%)    1.05%        1.56%      $602    $2,562
  Non-U.S.                                 0.51% (0.50% + 0.01%)    1.15%        1.66%      $611    $2,708
  Core Bond                                0.51% (0.50% + 0.01%)    0.70%        1.21%      $568    $2,079
  Real Estate Securities                   0.51% (0.50% + 0.01%)    0.95%        1.46%      $592    $2,267

*Total Annual Insurance Charges include the insurance charges of 0.50% plus
 0.01% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.01%, depending upon the value of your Contract. We may increase the insurance charges to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus.

                                                              Account A Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                             Examples:*
BACK LOAD CONTRACT                                                                          Total Annual
WITHOUT THE ENHANCED                          Annual Expenses as a Percentage of Assets    Charges At End of
DEATH BENEFIT                                  Total Annual      Total Annual
                                                Insurance         Portfolio   Total Annual
Portfolio                                        Charges           Charges      Expenses   1 Year  10 Years
-                                          -----------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   1.41% (1.25% + 0.16%)    0.59%        2.00%      $803    $2,479
  T. Rowe Price Small Cap Value            1.41% (1.25% + 0.16%)    0.90%        2.31%      $835    $2,793
  Aggressive Growth Stock                  1.41% (1.25% + 0.16%)    0.52%        1.93%      $796    $2,406
  International Growth                     1.41% (1.25% + 0.16%)    1.10%        2.51%      $855    $3,100
  Franklin Templeton International Equity  1.41% (1.25% + 0.16%)    0.74%        2.15%      $818    $2,632
  AllianceBernstein Mid Cap Value          1.41% (1.25% + 0.16%)    0.94%        2.35%      $839    $2,833
  Index 400 Stock                          1.41% (1.25% + 0.16%)    0.27%        1.68%      $771    $2,143
  Janus Capital Appreciation               1.41% (1.25% + 0.16%)    0.90%        2.31%      $835    $2,793
  Growth Stock                             1.41% (1.25% + 0.16%)    0.43%        1.84%      $787    $2,313
  Large Cap Core Stock                     1.41% (1.25% + 0.16%)    0.46%        1.87%      $790    $2,344
  Capital Guardian Domestic Equity         1.41% (1.25% + 0.16%)    0.67%        2.08%      $811    $2,561
  T. Rowe Price Equity Income              1.41% (1.25% + 0.16%)    0.75%        2.16%      $819    $2,654
  Index 500 Stock                          1.41% (1.25% + 0.16%)    0.20%        1.61%      $764    $2,069
  Asset Allocation                         1.41% (1.25% + 0.16%)    0.73%        2.14%      $817    $2,622
  Balanced                                 1.41% (1.25% + 0.16%)    0.30%        1.71%      $774    $2,175
  High Yield Bond                          1.41% (1.25% + 0.16%)    0.52%        1.93%      $796    $2,406
  Select Bond                              1.41% (1.25% + 0.16%)    0.30%        1.71%      $774    $2,175
  Money Market                             1.41% (1.25% + 0.16%)    0.00%        1.41%      $744    $1,852
Fidelity VIP Mid Cap Portfolio             1.41% (1.25% + 0.16%)    0.95%        2.36%      $840    $2,842
Russell Investment Funds
  Multi-Style Equity                       1.41% (1.25% + 0.16%)    0.87%        2.28%      $832    $2,834
  Aggressive Equity                        1.41% (1.25% + 0.16%)    1.05%        2.46%      $850    $3,124
  Non-U.S.                                 1.41% (1.25% + 0.16%)    1.15%        2.56%      $860    $3,262
  Core Bond                                1.41% (1.25% + 0.16%)    0.70%        2.11%      $814    $2,664
  Real Estate Securities                   1.41% (1.25% + 0.16%)    0.95%        2.36%      $840    $2,842

*Total Annual Insurance Charges include the insurance charges of 1.25% plus
 0.16% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.16%, depending upon the value of your Contract. We may increase the insurance charges to a maximum rate of 1.50%. We will not increase the charges for at least five years from the date of the prospectus.

Account A Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                                     Examples:*
FRONT LOAD CONTRACT WITH THE                                                                        Total Annual
ENHANCED DEATH BENEFIT AT                         Annual Expenses as a Percentage of Assets        Charges At End of
MAXIMUM CHARGE (0.40%)                                                   Total Annual
                                                   Total Annual           Portfolio   Total Annual
Portfolio                                        Insurance Charges         Charges      Expenses   1 Year  10 Years
-                                          -------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   0.91% (0.50% + 0.01% + 0.40%)    0.59%        1.50%      $597    $2,357
  T. Rowe Price Small Cap Value            0.91% (0.50% + 0.01% + 0.40%)    0.90%        1.81%      $627    $2,679
  Aggressive Growth Stock                  0.91% (0.50% + 0.01% + 0.40%)    0.52%        1.43%      $590    $2,282
  International Growth                     0.91% (0.50% + 0.01% + 0.40%)    1.10%        2.01%      $646    $2,994
  Franklin Templeton International Equity  0.91% (0.50% + 0.01% + 0.40%)    0.74%        1.65%      $611    $2,514
  AllianceBernstein Mid Cap Value          0.91% (0.50% + 0.01% + 0.40%)    0.94%        1.85%      $631    $2,719
  Index 400 Stock                          0.91% (0.50% + 0.01% + 0.40%)    0.27%        1.18%      $566    $2,013
  Janus Capital Appreciation               0.91% (0.50% + 0.01% + 0.40%)    0.90%        1.81%      $627    $2,679
  Growth Stock                             0.91% (0.50% + 0.01% + 0.40%)    0.43%        1.34%      $581    $2,186
  Large Cap Core Stock                     0.91% (0.50% + 0.01% + 0.40%)    0.46%        1.37%      $584    $2,218
  Capital Guardian Domestic Equity         0.91% (0.50% + 0.01% + 0.40%)    0.67%        1.58%      $605    $2,441
  T. Rowe Price Equity Income              0.91% (0.50% + 0.01% + 0.40%)    0.75%        1.66%      $612    $2,536
  Index 500 Stock                          0.91% (0.50% + 0.01% + 0.40%)    0.20%        1.11%      $559    $1,936
  Asset Allocation                         0.91% (0.50% + 0.01% + 0.40%)    0.73%        1.64%      $610    $2,503
  Balanced                                 0.91% (0.50% + 0.01% + 0.40%)    0.30%        1.21%      $569    $2,045
  High Yield Bond                          0.91% (0.50% + 0.01% + 0.40%)    0.52%        1.43%      $590    $2,282
  Select Bond                              0.91% (0.50% + 0.01% + 0.40%)    0.30%        1.21%      $569    $2,045
  Money Market                             0.91% (0.50% + 0.01% + 0.40%)    0.00%        0.91%      $540    $1,713
Fidelity VIP Mid Cap Portfolio             0.91% (0.50% + 0.01% + 0.40%)    0.95%        1.86%      $631    $2,730
Russell Investment Funds
  Multi-Style Equity                       0.91% (0.50% + 0.01% + 0.40%)    0.87%        1.78%      $624    $2,721
  Aggressive Equity                        0.91% (0.50% + 0.01% + 0.40%)    1.05%        1.96%      $641    $3,019
  Non-U.S.                                 0.91% (0.50% + 0.01% + 0.40%)    1.15%        2.06%      $651    $3,161
  Core Bond                                0.91% (0.50% + 0.01% + 0.40%)    0.70%        1.61%      $607    $2,547
  Real Estate Securities                   0.91% (0.50% + 0.01% + 0.40%)    0.95%        1.86%      $631    $2,730

*Total Annual Insurance Charges include the insurance charges of 0.90% plus
 0.01% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.01%, depending upon the value of your Contract. We may increase the mortality and expense risk charges from 0.50% to a maximum rate of 0.75%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.

                                                              Account A Profile

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
   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                   EXPENSES

--------------------------------------------------------------------------------

                                                                                                 Examples:*
BACK LOAD CONTRACT WITH THE                                                                    Total Annual Charges
ENHANCED DEATH BENEFIT AT                       Annual Expenses as a Percentage of Assets         At End of
MAXIMUM CHARGE (0.40%)                             Total Annual          Total Annual  Total
                                                    Insurance             Portfolio    Annual
Portfolio                                            Charges               Charges    Expenses 1 Year    10 Years
-                                          ------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   1.81% (1.25% + 0.16% + 0.40%)    0.59%      2.40%    $845      $2,950
  T. Rowe Price Small Cap Value            1.81% (1.25% + 0.16% + 0.40%)    0.90%      2.71%    $876      $3,256
  Aggressive Growth Stock                  1.81% (1.25% + 0.16% + 0.40%)    0.52%      2.33%    $838      $2,879
  International Growth                     1.81% (1.25% + 0.16% + 0.40%)    1.10%      2.91%    $896      $3,556
  Franklin Templeton International Equity  1.81% (1.25% + 0.16% + 0.40%)    0.74%      2.55%    $860      $3,099
  AllianceBernstein Mid Cap Value          1.81% (1.25% + 0.16% + 0.40%)    0.94%      2.75%    $880      $3,295
  Index 400 Stock                          1.81% (1.25% + 0.16% + 0.40%)    0.27%      2.08%    $813      $2,623
  Janus Capital Appreciation               1.81% (1.25% + 0.16% + 0.40%)    0.90%      2.71%    $876      $3,256
  Growth Stock                             1.81% (1.25% + 0.16% + 0.40%)    0.43%      2.24%    $829      $2,788
  Large Cap Core Stock                     1.81% (1.25% + 0.16% + 0.40%)    0.46%      2.27%    $832      $2,818
  Capital Guardian Domestic Equity         1.81% (1.25% + 0.16% + 0.40%)    0.67%      2.48%    $853      $3,030
  T. Rowe Price Equity Income              1.81% (1.25% + 0.16% + 0.40%)    0.75%      2.56%    $861      $3,120
  Index 500 Stock                          1.81% (1.25% + 0.16% + 0.40%)    0.20%      2.01%    $806      $2,550
  Asset Allocation                         1.81% (1.25% + 0.16% + 0.40%)    0.73%      2.54%    $859      $3,089
  Balanced                                 1.81% (1.25% + 0.16% + 0.40%)    0.30%      2.11%    $816      $2,654
  High Yield Bond                          1.81% (1.25% + 0.16% + 0.40%)    0.52%      2.33%    $838      $2,879
  Select Bond                              1.81% (1.25% + 0.16% + 0.40%)    0.30%      2.11%    $816      $2,654
  Money Market                             1.81% (1.25% + 0.16% + 0.40%)    0.00%      1.81%    $785      $2,338
Fidelity VIP Mid Cap Portfolio             1.81% (1.25% + 0.16% + 0.40%)    0.95%      2.76%    $881      $3,304
Russell Investment Funds
  Multi-Style Equity                       1.81% (1.25% + 0.16% + 0.40%)    0.87%      2.68%    $873      $3,297
  Aggressive Equity                        1.81% (1.25% + 0.16% + 0.40%)    1.05%      2.86%    $891      $3,579
  Non-U.S.                                 1.81% (1.25% + 0.16% + 0.40%)    1.15%      2.96%    $901      $3,714
  Core Bond                                1.81% (1.25% + 0.16% + 0.40%)    0.70%      2.51%    $856      $3,131
  Real Estate Securities                   1.81% (1.25% + 0.16% + 0.40%)    0.95%      2.76%    $881      $3,304

*Total Annual Insurance Charges include the insurance charges of 1.65% plus
 0.16% of the assets to reflect the $30 Contract fee, based on actual Contract fees collected divided by average assets of the sub-account. The actual impact of the Contract fee may be greater or less than 0.16%, depending upon the value of your Contract. We may increase the mortality and expense risk charges from 1.25% to a maximum rate of 1.50%. We will not increase the charges for at least five years from the date of the prospectus. The insurance charges include 0.40% for the enhanced death benefit at the maximum charge for issue ages 56-65. The charge is 0.10% for issue ages 45 or less, and 0.20% for issue ages 46-55.

6. Taxes As a general rule, earnings on your Contract are not taxed until they are withdrawn or taken as monthly annuity payments. A 10% federal tax penalty may apply if you make withdrawals from the Contract before the employee reaches age 59 1/2.

7. Access To Your Money You may take money out of your Contract at any time before monthly annuity payments begin. For the Front Load Contract there is no charge for withdrawals. For the Back Load Contract there is a withdrawal charge of 6% or less, depending on how much money has

Account A Profile

been paid into the Contract and how long it has been held there. Each purchase payment has its own withdrawal charge period. When you make a withdrawal, we use the amounts that produce the lowest withdrawal charge. After the first year, 10% of the Contract value on the prior anniversary may be withdrawn without a withdrawal charge if the Contract value is at least $10,000. For both Front Load and Back Load Contracts, you may also have to pay income tax and a tax penalty on amounts you take out.

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


8. Performance The value of your Contract will vary up or down reflecting the performance of the investment portfolios you select. The chart below shows total returns for each of the investment portfolios that was in operation, and used with the Account, during the years shown. These numbers, for the Front Load Contract and the Back Load Contract, reflect the asset-based charges for mortality and expense risks, the annual Contract fees and investment expenses for each portfolio. The amount for the Contract fee for 2003 was 0.01% for the Front Load Contract and 0.18% for the Back Load Contract. The numbers do not reflect deductions from purchase payments for the Front Load Contract or any withdrawal charge for the Back Load Contract. Those charges, if applied, would reduce the performance. Past performance does not guarantee future results.

                                  PERFORMANCE

--------------------------------------------------------------------------------

FRONT LOAD CONTRACT                                                Calendar Year
Portfolio                                  2003   2002   2001   2000  1999  1998  1997  1996  1995  1994
---------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   32.38 -18.84  -4.26   6.17    NA    NA    NA    NA    NA    NA
  T. Rowe Price Small Cap Value            34.47  -6.06   1.53     NA    NA    NA    NA    NA    NA    NA
  Aggressive Growth Stock                  24.06 -21.55 -20.28   5.64 43.05  7.01 13.28 17.10 38.59  4.87
  International Growth                     38.28 -12.78  -9.60     NA    NA    NA    NA    NA    NA    NA
  Franklin Templeton International Equity  39.75 -17.82 -14.44  -1.30 22.28  4.29 11.71 20.40 13.99 -0.61
  AllianceBernstein Mid Cap Value*         32.70     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 400 Stock                          34.33 -14.98  -1.16  16.61    NA    NA    NA    NA    NA    NA
  Janus Capital Appreciation*              19.49     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Growth Stock                             18.34 -21.24 -14.65  -2.98 21.87 26.04 29.19 20.29 30.16    NA
  Large Cap Core Stock                     23.42 -28.56  -8.24  -7.44  6.94 22.51 29.37 19.36 30.45    NA
  Capital Guardian Domestic Equity         33.73 -21.64  -2.40     NA    NA    NA    NA    NA    NA    NA
  T. Rowe Price Equity Income*             23.22     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 500 Stock                          27.78 -22.47 -12.33  -9.22 20.29 28.07 32.52 22.12 36.55  0.68
  Asset Allocation                         20.01 -10.71  -2.32     NA    NA    NA    NA    NA    NA    NA
  Balanced                                 17.39  -8.01  -3.65  -0.68 10.63 18.27 20.90 12.87 25.75 -0.52
  High Yield Bond                          28.40  -3.39   4.49  -5.08 -0.96 -2.32 15.26 19.16 16.19    NA
  Select Bond                               4.95  11.52   9.80   9.65 -1.53  6.53  8.91  2.78 18.49 -3.33
  Money Market                              0.72   1.14   3.39   5.75  4.57  4.89  4.94  4.75  5.29  3.54
Fidelity VIP Mid Cap Portfolio*            40.19     NA     NA     NA    NA    NA    NA    NA    NA    NA
Russell Investment Funds
  Multi-Style Equity                       28.20 -23.58 -14.65 -12.71    NA    NA    NA    NA    NA    NA
  Aggressive Equity                        44.86 -19.47  -2.86  -1.17    NA    NA    NA    NA    NA    NA
  Non-U.S.                                 38.08 -15.58 -22.43 -14.87    NA    NA    NA    NA    NA    NA
  Core Bond                                 5.61   8.29   6.86   9.44    NA    NA    NA    NA    NA    NA
  Real Estate Securities                   36.51   3.27   7.29  26.59    NA    NA    NA    NA    NA    NA

*From commencement of operations on May 1, 2003 through December 31, 2003.

                                                              Account A Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A


                                  PERFORMANCE

--------------------------------------------------------------------------------

BACK LOAD CONTRACT                                                 Calendar Year
Portfolio                                  2003   2002   2001   2000  1999  1998  1997  1996  1995  1994
---------------------------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock                   31.17 -19.60  -5.16   5.23    NA    NA    NA    NA    NA    NA
  T. Rowe Price Small Cap Value            33.24  -6.94   1.02     NA    NA    NA    NA    NA    NA    NA
  Aggressive Growth Stock                  22.92 -22.29 -21.03   4.71 41.79  6.06 12.28 16.05 37.36  3.94
  International Growth                     37.02 -13.60 -10.05     NA    NA    NA    NA    NA    NA    NA
  Franklin Templeton International Equity  38.47 -18.59 -15.24  -2.17 21.19  3.37 10.72 19.32 12.99 -1.48
  AllianceBernstein Mid Cap Value*         31.89     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 400 Stock                          33.10 -15.77  -2.09  15.59    NA    NA    NA    NA    NA    NA
  Janus Capital Appreciation*              18.76     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Growth Stock                             17.26 -21.97 -15.46  -3.84 20.80 24.93 28.05 19.22 29.01    NA
  Large Cap Core Stock                     22.29 -29.23  -9.11  -8.26  5.99 21.43 28.23 18.29 29.30    NA
  Capital Guardian Domestic Equity         32.50 -22.38  -2.89     NA    NA    NA    NA    NA    NA    NA
  T. Rowe Price Equity Income*             22.46     NA     NA     NA    NA    NA    NA    NA    NA    NA
  Index 500 Stock                          26.62 -23.19 -13.15 -10.02 19.23 26.94 31.25 21.03 35.35 -0.21
  Asset Allocation                         18.92 -11.55  -2.81     NA    NA    NA    NA    NA    NA    NA
  Balanced                                 16.32  -8.87  -4.55  -1.55  9.66 17.23 19.83 11.87 24.64 -1.40
  High Yield Bond                          27.23  -4.29   3.51  -5.92 -1.84 -3.21 14.24 18.10 15.16    NA
  Select Bond                               3.99  10.48   8.77   8.68 -2.40  5.58  7.94  1.87 17.45 -4.18
  Money Market                             -0.20   0.19   2.42   4.82  3.64  3.96  4.01  3.81  4.36  2.63
Fidelity VIP Mid Cap Portfolio*            39.33     NA     NA     NA    NA    NA    NA    NA    NA    NA
Russell Investment Funds
  Multi-Style Equity                       27.03 -24.30 -15.45 -13.48    NA    NA    NA    NA    NA    NA
  Aggressive Equity                        43.53 -20.22  -3.78  -2.04    NA    NA    NA    NA    NA    NA
  Non-U.S.                                 36.82 -16.37 -23.16 -15.62    NA    NA    NA    NA    NA    NA
  Core Bond                                 4.64   7.27   5.85   8.48    NA    NA    NA    NA    NA    NA
  Real Estate Securities                   35.27   2.31   6.28  25.47    NA    NA    NA    NA    NA    NA

*From commencement of operations on May 1, 2003 through December 31, 2003.
9. Death Benefit If you die before age 75, and before monthly annuity payments begin, your beneficiary will receive a death benefit. The amount will be the value of your Contract or, if greater, the amount you have paid in. We offer an enhanced death benefit at extra cost. We increase the enhanced death benefit on each Contract anniversary, up to age 80, if the Contract value has increased. The death benefit may be adjusted, of course, for any withdrawals you have made. The death benefit will be paid as a lump sum or your beneficiary may select a monthly annuity payment plan, or the Contract may be continued in force with a contingent annuitant, subject to the minimum distribution requirements discussed on page 33.

10. Other Information

Free Look. If you return the Contract within ten days after you receive it (or whatever period is required in your state), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment.

Avoid Probate. In most cases, when you die, your beneficiary will receive the full death benefit of your Contract without going through probate.

Account A Profile

   [LOGO] Northwestern Mutual  The Northwestern Mutual Life Insurance Company
                                       NML Variable Annuity Account A



Automatic Dollar-Cost Averaging. With our Dollar-Cost Averaging Plan, you can arrange to have a regular amount of money ($100 minimum) automatically transferred from the Money Market Portfolio into the portfolio or portfolios you have chosen on a monthly or quarterly basis.

Dollar cost averaging does not assure a profit or protect against (loss) in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT). Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add to your portfolio(s) on a regular monthly basis through payments drawn directly on your checking account.

A program of regular investing cannot assure a profit or protect against a loss in a declining market.

Systematic Withdrawal Plan. You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem accumulation units to generate monthly payments. Of course you may have to pay taxes on amounts you receive.

Automatic Required Minimum Distributions (RMD). You can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Special Withdrawal Privilege. You can withdraw 10% of the Contract's accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Terminal Illness Benefit.* Withdrawal charges are waived if the primary Annuitant is terminally ill and has a life expectancy of 12 months or less.

Nursing Home Benefit.* Withdrawal charges are waived after the first Contract anniversary if the primary Annuitant's confinement is medically necessary for at least 90 consecutive days in a licensed nursing facility or hospital.

Portfolio Rebalancing. To help you maintain your asset allocation plan over time we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis, back to the allocation percentages you have selected.

* The benefit is not available in MA, NJ, and NY.

Only contracts with accumulation values of $10,000 or more are eligible. Portfolio rebalancing may only be used with the variable funds, not the Guaranteed Interest Fund, and may not be used in conjunction with dollar cost averaging.

All investments are subject to market risks and a loss of principal. The investment return and principal value will fluctuate, and when sold, may be more or less than their original cost, and could result in a taxable event.

Interest Sweeps. If you select this service we will automatically sweep or transfer interest from the Guaranteed Interest Fund to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the variable funds do not apply to interest sweeps. The GIF is ONLY available in the Front-Load design in NJ, OR, UT, WA, and the GIF is NOT available in either design in MA.

Northwestern Mutual Express. 1-800-519-4665.
Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.

Internet. For information about Northwestern Mutual, visit us on our Website. Access fund performance information, forms for routine service and daily contract and unit values for Contracts you own with your User ID and password. Eligible Contract owners may also transfer invested assets among investment divisions and change the allocation of future contributions online. For enrollment information, please contact us at 1-888-455-2232.

www.northwesternmutual.com

These features may not be available in all states and may not be suitable for your particular situation.

11. Inquiries  If you need more information, please contact us at:

The Northwestern Mutual Life Insurance Company,
720 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202;
1-888-455-2232.

                                                              Account A Profile

PROSPECTUS

NML Variable Annuity Account A
This prospectus describes individual variable annuity contracts (the "Contracts") offered by The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") to provide retirement annuity benefits for self-employed individuals (and their eligible employees) who adopt plans meeting the requirements of Sections 401 or 403(a) of the Internal Revenue Code of 1986, as amended. These plans, popularly called HR-10 Plans, afford certain federal income tax benefits to employers and to employees and their beneficiaries.

We use NML Variable Annuity Account A (the "Account") to keep the money you invest separate from our general assets. The money in the Account is invested in the eighteen portfolios of Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio, and the five Russell Investment Funds. You select the Portfolios or Funds in which you want to invest. Northwestern Mutual Series Fund, Inc.: Small Cap Growth Stock, T. Rowe Price Small Cap Value, Aggressive Growth Stock, International Growth, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock, Capital Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced, High Yield Bond, Select Bond, and Money Market. Fidelity VIP Mid Cap Portfolio. Russell Investment Funds: Multi-Style Equity, Aggressive Equity, Non-U.S., Core Bond, Real Estate Securities.

The Account has 24 Divisions that correspond to the 19 Portfolios and 5 Funds in which you may invest. The Contracts also permit you to invest on a fixed basis, at rates that we determine. This prospectus describes only the Account and the variable provisions of the Contracts except where there are specific references to the fixed provisions.

We offer two versions of the Contracts: Front Load Contracts and Back Load Contracts. See the Expense table on page 3 and the Deductions section, beginning on page 34.

This prospectus is a concise description of the information you should know before you buy a Contract. We have filed additional information about the Contracts with the Securities and Exchange Commission in a Statement of Additional Information. We incorporate the Statement of Additional Information into this prospectus by reference. We will send you the Statement of Additional Information without charge if you write to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, or call us at Telephone Number 1-888-455-2232. You will find the table of contents for the Statement of Additional Information following page 36 of this prospectus.

This prospectus is valid only when accompanied by the current prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds which are attached to this prospectus. You should retain this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus and the Statement of Additional Information is April 30, 2004.

                                                           Account A Prospectus

Contents for this Prospectus


                                                            Page
                                                            ----
                PROSPECTUS.................................   1
                 NML Variable Annuity Account A............   1
                INDEX OF SPECIAL TERMS.....................   3
                EXPENSE TABLE..............................   3
                 Annual Fund Operating Expenses............   4
                ACCUMULATION UNIT VALUES...................  13
                THE COMPANY................................  25
                NML VARIABLE ANNUITY ACCOUNT A.............  25
                THE FUNDS..................................  25
                THE CONTRACTS..............................  27
                 Purchase Payments Under the Contracts.....  27
                   Amount and Frequency....................  27
                   Application of Purchase Payments........  27
                 Net Investment Factor.....................  28
                 Benefits Provided Under the Contracts.....  28
                   Withdrawal Amount.......................  28
                   Death Benefit...........................  29
                   Maturity Benefit........................  29
                 Variable Payment Plans....................  29
                   Description of Payment Plans............  29
                   Amount of Annuity Payments..............  30
                   Assumed Investment Rate.................  30
                 Additional Information....................  30
                   Transfers Between Divisions and Payment
                     Plans.................................  30
                   Gender-Based Annuity Payment Rates......  31
                   Owners of the Contracts.................  31

                                                            Page
                                                            ----
                  Deferment of Benefit Payments............  31
                  Dividends................................  31
                  Substitution and Change..................  31
                  Fixed Annuity Payment Plans..............  31
                  Financial Statements.....................  31
               THE GUARANTEED INTEREST FUND................  32
               FEDERAL INCOME TAXES........................  32
                  Contribution Limits......................  32
                  Taxation of Contract Benefits............  33
                  Minimum Distribution Requirements........  33
                  Taxation of Northwestern Mutual..........  33
               DEDUCTIONS..................................  34
                  Sales Load...............................  34
                  Mortality Rate and Expense Risk Charges..  34
                  Contract Fee.............................  34
                  Withdrawal Charge........................  34
                  Enhanced Death Benefit Charge............  35
                  Premium Taxes............................  35
                  Expenses for the Portfolios and Funds....  35
                  Contracts Issued Prior to March 31, 2000.  35
                  Contracts Issued Prior to March 31, 1995.  35
                  Contracts Issued Prior to
                    December 17, 1981......................  36
                  Dividends for Contracts Issued Prior to
                    March 31, 2000.........................  36
                  Internal Annuity Exchange................  36
               DISTRIBUTION OF THE CONTRACTS...............  36

The Table of Contents for the Statement of Additional Information appears on the page following page 36 of this prospectus.

Account A Prospectus

Index of Special Terms

The following special terms used in this prospectus are discussed at the pages indicated.

                       Term                          Page
                       ----                          ----
                       Accumulation Unit............  27
                       Annuity (or Annuity Payments)  30
                       Net Investment Factor........  28
                       Payment Plans................  29

                             Term              Page
                             ----              ----
                             Annuitant........  29
                             Maturity Date....  29
                             Owner............  31
                             Withdrawal Amount  28

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Account divisions. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual fund operating expenses which are shown in the table on the following page.

Expense Table

Front Load Contract

         Transaction Expenses for Contract owners
         Maximum Sales Load (as a percentage of purchase
          payments)..............................................  4.5%
         Withdrawal Charge.......................................  None
         Maximum Transfer Charge (up to 12 transfers per year
          guaranteed free; all transfer charges currently waived) $  25

           Annual Expenses of the Account
            (as a percentage of assets)
           Current Mortality and Expense Risk Fees*........... 0.50%
           Maximum Mortality and Expense Risk Fees*........... 0.75%
           Other Expenses.....................................  None
                                                               -----
           Total Current Separate Account Annual Expenses*.... 0.50%
           Total Maximum Separate Account Annual Expenses*.... 0.75%

           Annual Contract Fee
           $30; waived if the Contract Value equals or exceeds
            $25,000

           Annual Charge for Optional Enhanced Death Benefit
           Maximum Charge (as a percentage of the benefit)**.. 0.40%

        ---------------------------------------------------------------

Back Load Contract

          Transaction Expenses for Contract owners
          Sales Load (as a percentage of purchase payments)....   None
          Withdrawal Charge for Sales Expenses (as a percentage
           of amounts withdrawn)...............................  0%-6%
          Maximum Transfer Charge (up to 12 transfers per year
           guaranteed free; all transfer charges currently
           waived)............................................. $   25

           Annual Expenses of the Account
            (as a percentage of assets)
           Current Mortality and Expense Risk Fees*........... 1.25%
           Maximum Mortality and Expense Risk Fees*........... 1.50%
           Other Expenses.....................................  None
                                                               -----
           Total Current Separate Account Annual Expenses*.... 1.25%
           Total Maximum Separate Account Annual Expenses*.... 1.50%

           Annual Contract Fee
           $30; waived if the Contract Value equals or exceeds
            $25,000

           Annual Charge for Optional Enhanced Death Benefit
           Maximum Charge (as a percentage of the benefit)**.. 0.40%

* We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract.
**The maximum charge is for issue age 56 and above. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55.

                                                           Account A Prospectus

Annual Fund Operating Expenses

This table describes the fees and expenses for the Portfolios and Funds that you will pay daily during the time that you own the Contract. The table shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2003. Information for the Russell Investment Funds has been restated to reflect current fee waivers and expense reimbursement as set forth in the footnotes for those funds. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

              Charge                               Minimum Maximum
              ------                               ------- -------
              Total Annual Fund Operating Expenses  0.20%   1.41%

                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.58%     0.01%      --   0.59%          0.59%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.05%      --   0.90%          0.90%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.50%      --   1.25%          1.10%
  Franklin Templeton International Equity Portfolio.   0.67%     0.07%      --   0.74%          0.74%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.09%      --   0.94%          0.94%
  Index 400 Stock Portfolio.........................   0.25%     0.02%      --   0.27%          0.27%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.10%      --   0.90%          0.90%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.45%     0.01%      --   0.46%          0.46%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.65%     0.02%      --   0.67%          0.67%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.12%      --   0.77%          0.75%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.59%     0.14%      --   0.73%          0.73%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.49%     0.03%      --   0.52%          0.52%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.00%

Fidelity VIP Mid Cap Portfolio......................   0.58%     0.12%   0.25%   0.95%          0.95%

Russell Investment Funds
  Multi-Style Equity Fund/(j)/......................   0.78%     0.17%      --   0.95%          0.87%
  Aggressive Equity Fund/(k)/.......................   0.95%     0.31%      --   1.26%          1.06%
  Non-U.S. Fund/(l)/................................   0.95%     0.46%      --   1.41%          1.16%
  Core Bond Fund/(m)/...............................   0.60%     0.18%      --   0.78%          0.71%
  Real Estate Securities Fund/(n)/..................   0.85%     0.10%      --   0.95%          0.95%

/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.
/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.

Account A Prospectus

/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.
/(j)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(k)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(l)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(m)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(n)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2005, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

                                                           Account A Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, separate account annual expenses, and fees and expenses for the Portfolios of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds (the "Portfolios and Funds"). The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios and Funds as shown in the Table on page 4. Your actual costs may be higher or lower, based on these assumptions.

Example

Front Load Contract Without the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming 5% annual return:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $557   $784   $1,029   $1,884
     T. Rowe Price Small Cap Value...........  $587   $876   $1,186   $2,214
     Aggressive Growth Stock.................  $550   $763   $  993   $1,808
     International Growth....................  $606   $935   $1,319   $2,537
     Franklin Templeton International Equity.  $572   $829   $1,106   $2,045
     AllianceBernstein Mid Cap Value.........  $591   $888   $1,207   $2,256
     Index 400 Stock.........................  $526   $688   $  864   $1,532
     Janus Capital Appreciation..............  $587   $876   $1,186   $2,214
     Growth Stock............................  $542   $736   $  947   $1,709
     Large Cap Core Stock....................  $545   $745   $  962   $1,742
     Capital Guardian Domestic Equity........  $565   $808   $1,070   $1,970
     T. Rowe Price Equity Income.............  $573   $832   $1,111   $2,068
     Index 500 Stock.........................  $519   $667   $  827   $1,453
     Asset Allocation........................  $571   $826   $1,100   $2,035
     Balanced................................  $529   $697   $  880   $1,565
     High Yield Bond.........................  $550   $763   $  993   $1,808
     Select Bond.............................  $529   $697   $  880   $1,565
     Money Market............................  $500   $606   $  723   $1,225

   Fidelity VIP Mid Cap Portfolio............  $592   $891   $1,212   $2,267

   Russell Investment Funds
     Multi-Style Equity......................  $584   $881   $1,202   $2,258
     Aggressive Equity.......................  $602   $956   $1,341   $2,562
     Non-U.S.................................  $611   $994   $1,409   $2,708
     Core Bond...............................  $568   $830   $1,116   $2,079
     Real Estate Securities..................  $592   $891   $1,212   $2,267

Account A Prospectus

EXAMPLE

Back Load Contract Without the Enhanced Death Benefit--You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) surrender just prior to the end of each time period:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $803  $1,229  $1,480   $2,479
     T. Rowe Price Small Cap Value...........  $835  $1,323  $1,637   $2,793
     Aggressive Growth Stock.................  $796  $1,207  $1,444   $2,406
     International Growth....................  $855  $1,383  $1,770   $3,100
     Franklin Templeton International Equity.  $818  $1,274  $1,556   $2,632
     AllianceBernstein Mid Cap Value.........  $839  $1,335  $1,657   $2,833
     Index 400 Stock.........................  $771  $1,131  $1,315   $2,143
     Janus Capital Appreciation..............  $835  $1,323  $1,637   $2,793
     Growth Stock............................  $787  $1,180  $1,398   $2,313
     Large Cap Core Stock....................  $790  $1,189  $1,413   $2,344
     Capital Guardian Domestic Equity........  $811  $1,253  $1,521   $2,561
     T. Rowe Price Equity Income.............  $819  $1,277  $1,561   $2,654
     Index 500 Stock.........................  $764  $1,109  $1,278   $2,069
     Asset Allocation........................  $817  $1,271  $1,551   $2,622
     Balanced................................  $774  $1,140  $1,330   $2,175
     High Yield Bond.........................  $796  $1,207  $1,444   $2,406
     Select Bond.............................  $774  $1,140  $1,330   $2,175
     Money Market............................  $744  $1,047  $1,173   $1,852

   Fidelity VIP Mid Cap Portfolio............  $840  $1,338  $1,662   $2,842

   Russell Investment Funds
     Multi-Style Equity......................  $832  $1,327  $1,653   $2,834
     Aggressive Equity.......................  $850  $1,404  $1,792   $3,124
     Non-U.S.................................  $860  $1,442  $1,860   $3,262
     Core Bond...............................  $814  $1,276  $1,567   $2,664
     Real Estate Securities..................  $840  $1,338  $1,662   $2,842

                                                           Account A Prospectus

You would pay the following expenses on the same $10,000 investment, assuming no surrender or annuitization:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $203   $629   $1,080   $2,479
     T. Rowe Price Small Cap Value...........  $235   $723   $1,237   $2,793
     Aggressive Growth Stock.................  $196   $607   $1,044   $2,406
     International Growth....................  $255   $783   $1,370   $3,100
     Franklin Templeton International Equity.  $218   $674   $1,156   $2,632
     AllianceBernstein Mid Cap Value.........  $239   $735   $1,257   $2,833
     Index 400 Stock.........................  $171   $531   $  915   $2,143
     Janus Capital Appreciation..............  $235   $723   $1,237   $2,793
     Growth Stock............................  $187   $580   $  998   $2,313
     Large Cap Core Stock....................  $190   $589   $1,013   $2,344
     Capital Guardian Domestic Equity........  $211   $653   $1,121   $2,561
     T. Rowe Price Equity Income.............  $219   $677   $1,161   $2,654
     Index 500 Stock.........................  $164   $509   $  878   $2,069
     Asset Allocation........................  $217   $671   $1,151   $2,622
     Balanced................................  $174   $540   $  930   $2,175
     High Yield Bond.........................  $196   $607   $1,044   $2,406
     Select Bond.............................  $174   $540   $  930   $2,175
     Money Market............................  $144   $447   $  773   $1,852

   Fidelity VIP Mid Cap Portfolio............  $240   $738   $1,262   $2,842

   Russell Investment Funds
     Multi-Style Equity......................  $232   $727   $1,253   $2,834
     Aggressive Equity.......................  $250   $804   $1,392   $3,124
     Non-U.S.................................  $260   $842   $1,460   $3,262
     Core Bond...............................  $214   $676   $1,167   $2,664
     Real Estate Securities..................  $240   $738   $1,262   $2,842

Account A Prospectus

EXAMPLE

Front Load Contract With the Enhanced Death Benefit--You would pay the following expenses on each $10,000 investment, assuming (1) 5% annual return and (2) election of the enhanced death benefit at maximum charge (issue ages 56-65):

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $597  $  908  $1,244   $2,357
     T. Rowe Price Small Cap Value...........  $627  $  999  $1,399   $2,679
     Aggressive Growth Stock.................  $590  $  887  $1,208   $2,282
     International Growth....................  $646  $1,058  $1,530   $2,994
     Franklin Templeton International Equity.  $611  $  952  $1,319   $2,514
     AllianceBernstein Mid Cap Value.........  $631  $1,011  $1,419   $2,719
     Index 400 Stock.........................  $566  $  813  $1,081   $2,013
     Janus Capital Appreciation..............  $627  $  999  $1,399   $2,679
     Growth Stock............................  $581  $  860  $1,162   $2,186
     Large Cap Core Stock....................  $584  $  869  $1,178   $2,218
     Capital Guardian Domestic Equity........  $605  $  932  $1,284   $2,441
     T. Rowe Price Equity Income.............  $612  $  955  $1,324   $2,536
     Index 500 Stock.........................  $559  $  792  $1,044   $1,936
     Asset Allocation........................  $610  $  949  $1,314   $2,503
     Balanced................................  $569  $  822  $1,096   $2,045
     High Yield Bond.........................  $590  $  887  $1,208   $2,282
     Select Bond.............................  $569  $  822  $1,096   $2,045
     Money Market............................  $540  $  731  $  941   $1,713

   Fidelity VIP Mid Cap Portfolio............  $631  $1,014  $1,424   $2,730

   Russell Investment Funds
     Multi-Style Equity......................  $624  $1,004  $1,414   $2,721
     Aggressive Equity.......................  $641  $1,078  $1,552   $3,019
     Non-U.S.................................  $651  $1,116  $1,619   $3,161
     Core Bond...............................  $607  $  954  $1,330   $2,547
     Real Estate Securities..................  $631  $1,014  $1,424   $2,730

                                                           Account A Prospectus

EXAMPLE

Back Load Contract With the Enhanced Death Benefit--You would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) election of the enhanced death benefit at maximum charge (issue ages 56-65) and (3) surrender just prior to the end of each time period:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $845  $1,356  $1,699   $2,950
     T. Rowe Price Small Cap Value...........  $876  $1,449  $1,854   $3,256
     Aggressive Growth Stock.................  $838  $1,335  $1,663   $2,879
     International Growth....................  $896  $1,509  $1,985   $3,556
     Franklin Templeton International Equity.  $860  $1,401  $1,774   $3,099
     AllianceBernstein Mid Cap Value.........  $880  $1,461  $1,874   $3,295
     Index 400 Stock.........................  $813  $1,259  $1,536   $2,623
     Janus Capital Appreciation..............  $876  $1,449  $1,854   $3,256
     Growth Stock............................  $829  $1,308  $1,618   $2,788
     Large Cap Core Stock....................  $832  $1,317  $1,633   $2,818
     Capital Guardian Domestic Equity........  $853  $1,380  $1,739   $3,030
     T. Rowe Price Equity Income.............  $861  $1,404  $1,779   $3,120
     Index 500 Stock.........................  $806  $1,238  $1,500   $2,550
     Asset Allocation........................  $859  $1,398  $1,769   $3,089
     Balanced................................  $816  $1,268  $1,551   $2,654
     High Yield Bond.........................  $838  $1,335  $1,663   $2,879
     Select Bond.............................  $816  $1,268  $1,551   $2,654
     Money Market............................  $785  $1,177  $1,396   $2,338

   Fidelity VIP Mid Cap Portfolio............  $881  $1,464  $1,879   $3,304

   Russell Investment Funds
     Multi-Style Equity......................  $873  $1,454  $1,870   $3,297
     Aggressive Equity.......................  $891  $1,530  $2,007   $3,579
     Non-U.S.................................  $901  $1,568  $2,074   $3,714
     Core Bond...............................  $856  $1,403  $1,785   $3,131
     Real Estate Securities..................  $881  $1,464  $1,879   $3,304

Account A Prospectus

You would pay the following expenses on the same $10,000 investment, assuming
(1) election of the enhanced death benefit at maximum charge (issue ages 56-65) and (2) no surrender or annuitization:

                                              1 Year 3 Years 5 Years 10 Years
                                              ------ ------- ------- --------
   Northwestern Mutual Series Fund, Inc.
     Small Cap Growth Stock..................  $245   $756   $1,299   $2,950
     T. Rowe Price Small Cap Value...........  $276   $849   $1,454   $3,256
     Aggressive Growth Stock.................  $238   $735   $1,263   $2,879
     International Growth....................  $296   $909   $1,585   $3,556
     Franklin Templeton International Equity.  $260   $801   $1,374   $3,099
     AllianceBernstein Mid Cap Value.........  $280   $861   $1,474   $3,295
     Index 400 Stock.........................  $213   $659   $1,136   $2,623
     Janus Capital Appreciation..............  $276   $849   $1,454   $3,256
     Growth Stock............................  $229   $708   $1,218   $2,788
     Large Cap Core Stock....................  $232   $717   $1,233   $2,818
     Capital Guardian Domestic Equity........  $253   $780   $1,339   $3,030
     T. Rowe Price Equity Income.............  $261   $804   $1,379   $3,120
     Index 500 Stock.........................  $206   $638   $1,100   $2,550
     Asset Allocation........................  $259   $798   $1,369   $3,089
     Balanced................................  $216   $668   $1,151   $2,654
     High Yield Bond.........................  $238   $735   $1,263   $2,879
     Select Bond.............................  $216   $668   $1,151   $2,654
     Money Market............................  $185   $577   $  996   $2,338

   Fidelity VIP Mid Cap Portfolio............  $281   $864   $1,479   $3,304

   Russell Investment Funds
     Multi-Style Equity......................  $273   $854   $1,470   $3,297
     Aggressive Equity.......................  $291   $930   $1,607   $3,579
     Non-U.S.................................  $301   $968   $1,674   $3,714
     Core Bond...............................  $256   $803   $1,385   $3,131
     Real Estate Securities..................  $281   $864   $1,479   $3,304

                                                           Account A Prospectus

The purpose of the table above is to assist a Contract Owner in understanding the expenses paid by the Account and the Portfolios and Funds and borne by investors in the Contracts. The sales load for a Front Load Contract depends on the amount of cumulative purchase payments. For the Back Load Contract the mortality and expense risk charge and the withdrawal charge depend on the length of time funds have been held under the Contract and the amounts held. We guarantee the current mortality and expense risk charges for five years from the date of this prospectus. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the Front Load Contract and 1.50% for the Back Load Contract. The table shows the maximum current charges for both the mortality and expense risk charge and the withdrawal charge for the first five years. The expenses for the ten years shown in the table are the maximum expenses if we increase the mortality and expense risk charge after five years. We make no withdrawal charge upon annuitization if you select a variable payment plan, but we may make a withdrawal charge in some circumstances if you select a fixed payment plan. See "Withdrawal Charge", p. 34. The $30 annual Contract fee is reflected as 0.01% for the Front Load Contract and 0.16% for the Back Load Contract based on the annual Contract fees collected divided by the average assets of the Division. The Contracts provide for charges for transfers between the Divisions of the Account and for premium taxes, but we are not currently making such charges. See "Transfers Between Divisions and Payment Plans", p. 30 and "Deductions", p. 34, for additional information about expenses for the Contracts. The expenses shown in the table for the Portfolios and Funds show the annual expenses for each, as a percentage of their average net assets, based on 2003 operations for the Portfolios and their predecessors and the Funds. Expenses for the T. Rowe Price Small Cap Value, International Growth, AllianceBernstein Mid Cap Value, Janus Capital Appreciation, Capital Guardian Domestic Equity, T. Rowe Price Equity Income and Asset Allocation Portfolios and for each of the Russell Investment Funds reflect fee waivers and expense reimbursements that the Portfolios' and Fund's advisers have voluntarily agreed to make for the year 2004. These may be changed in future years without notice. The expenses shown in the table reflect an assumption that the fee waivers and expense reimbursements will continue for the periods shown. Absent the fee waivers and expense reimbursements the expenses would be higher. See the disclosure on page 4.

The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown, subject to the guarantees of the Contracts.

The tables on the following pages present the accumulation unit values for Contracts issued prior to the date of this prospectus. The Contracts issued prior to the date of this prospectus are different in certain material respects from Contracts offered currently. The values shown below for Back Load Contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the Back Load Contracts described in this prospectus.

Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000

Northwestern Mutual Series Fund, Inc.


                                                 December 31
                                        ------------------------------
                                         2003    2002    2001    2000
                                        ------- ------- ------- ------
         Small Cap Growth Stock
          Division
           Front Load Version
            Accumulation Unit Value....  $ .931  $ .703  $ .866 $ .904
            Number of Units
             Outstanding............... 195,348 154,143 140,476 87,187
           Back Load Version
            Accumulation Unit Value....  $1.957  $1.489  $1.848 $1.945
            Number of Units
             Outstanding............... 732,225 522,379 284,235 69,946
         T. Rowe Price Small Cap Value
          Division
           Front Load Version/(c)/
            Accumulation Unit Value....  $1.283  $ .954  $1.015     --
           Number of Units Outstanding   39,377  27,602      --     --
           Back Load Version/(c)/
            Accumulation Unit Value....  $1.260  $ .944  $1.012     --
            Number of Units
             Outstanding............... 560,451 328,035  26,151     --
         Aggressive Growth Stock
          Division
           Front Load Version
            Accumulation Unit Value....  $ .700  $ .564  $ .719  $.902
            Number of Units
             Outstanding............... 286,812 221,621 167,945 54,097
           Back Load Version
            Accumulation Unit Value....  $4.303  $3.490  $4.487 $5.671
            Number of Units
             Outstanding............... 532,473 412,378 243,477 35,017
         International Growth Division
           Front Load Version/(c)/
            Accumulation Unit Value....  $1.091  $ .789  $ .904     --
            Number of Units
             Outstanding...............  65,147  23,247  17,748     --
           Back Load Version/(c)/
            Accumulation Unit Value....  $1.071  $ .780  $ .901     --
            Number of Units
             Outstanding............... 367,326 193,268  15,242     --
         Franklin Templeton
          International Equity Division
           Front Load Version
            Accumulation Unit Value....  $ .979  $ .700  $ .852 $ .996
            Number of Units
             Outstanding............... 157,922 132,672  93,129 24,076
           Back Load Version
            Accumulation Unit Value....  $2.163  $1.560  $1.912 $2.251
            Number of Units
             Outstanding............... 590,403 403,029 145,688 42,413
         Alliance Bernstein Mid Cap
          Value Division
           Front Load Version/(d)/
            Accumulation Unit Value....  $1.327      --      --     --
            Number of Units
             Outstanding...............   9,020      --      --     --
           Back Load Version/(d)/
            Accumulation Unit Value....  $1.321      --      --     --
            Number of Units
             Outstanding...............  20,575      --      --     --

                                                 December 31
                                      ---------------------------------
                                        2003     2002    2001    2000
                                      --------- ------- ------- -------
        Index 400 Stock Division
          Front Load Version
           Accumulation Unit Value...    $1.169  $ .870  $1.024  $1.036
           Number of Units
            Outstanding..............   201,239 181,114 163,573 114,473
          Back Load Version
           Accumulation Unit Value...    $1.430  $1.072  $1.271  $1.295
           Number of Units
            Outstanding.............. 1,091,656 739,736 362,161  48,800
        Janus Capital Appreciation
         Division
          Front Load Version/(d)/
           Accumulation Unit Value...    $1.195      --      --      --
           Number of Units
            Outstanding..............     1,548      --      --      --
          Back Load Version/(d)/
           Accumulation Unit Value...    $1.189      --      --      --
           Number of Units
            Outstanding..............    24,288      --      --      --
        Growth Stock Division
          Front Load Version
           Accumulation Unit Value...    $ .730  $ .616  $ .783  $ .917
           Number of Units
            Outstanding..............   182,020 140,292  65,929  30,267
          Back Load Version
           Accumulation Unit Value...    $2.258  $1.922  $2.458  $2.902
           Number of Units
            Outstanding..............   916,214 635,366 253,153  63,702
        Large Cap Core Stock Division
          Front Load Version
           Accumulation Unit Value...    $ .718  $ .582  $ .814  $ .887
           Number of Units
            Outstanding..............   333,892 206,179 138,478  31,529
          Back Load Version
           Accumulation Unit Value...    $1.838  $1.500  $2.116  $2.323
           Number of Units
            Outstanding..............   419,996 244,102 124,194  15,035
        Capital Guardian Domestic
         Equity Division
          Front Load Version/(c)/
           Accumulation Unit Value...    $1.023  $ .765  $ .976      --
           Number of Units
            Outstanding..............    87,247  43,864   7,834      --
          Back Load Version/(c)/
           Accumulation Unit Value...    $1.005  $ .757  $ .973      --
           Number of Units
            Outstanding..............   621,924 417,557   8,491      --
        T. Rowe Price Equity Income
         Division
          Front Load Version/(d)/
           Accumulation Unit Value...    $1.232      --      --      --
           Number of Units
            Outstanding..............    27,817      --      --      --
          Back Load Version/(d)/
           Accumulation Unit Value...    $1.226      --      --      --
           Number of Units
            Outstanding..............    23,755      --      --      --

/(c)/The initial investments were made on July 31, 2001.
/(d)/The initial investments were made on May 1, 2003.

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                December 31
                                       ------------------------------
                                        2003    2002    2001    2000
                                       ------- ------- ------- ------
          Index 500 Stock Division
            Front Load Version
             Accumulation Unit Value..  $ .772  $ .604  $ .779 $ .888
             Number of Units
              Outstanding............. 354,476 280,800 231,431 24,617
            Back Load Version
             Accumulation Unit Value..  $3.690  $2.909  $3.780 $4.344
             Number of Units
              Outstanding............. 964,781 652,779 277,480 54,215
          Asset Allocation Division
            Front Load Version/(c)/
             Accumulation Unit Value..  $1.047  $ .872  $ .977     --
             Number of Units
              Outstanding............. 172,338 131,164     214     --
            Back Load Version/(c)/
             Accumulation Unit Value..  $1.028  $ .863  $ .974     --
             Number of Units
              Outstanding............. 508,034 250,892  35,277     --
          Balanced Division
            Front Load Version
             Accumulation Unit Value..  $1.013  $ .863  $ .938 $ .973
             Number of Units
              Outstanding............. 190,956 829,094 819,248 52,519
            Back Load Version
             Accumulation Unit Value..  $7.462  $6.403  $7.012 $7.332
             Number of Units
              Outstanding............. 482,869 328,924 142,572 46,538

                                                December 31
                                       ------------------------------
                                        2003    2002    2001    2000
                                       ------- ------- ------- ------
          High Yield Bond Division
            Front Load Version
             Accumulation Unit Value..  $1.249  $ .973  $1.007 $ .963
             Number of Units
              Outstanding.............  85,477  60,354  70,173     --
            Back Load Version
             Accumulation Unit Value..  $1.815  $1.424  $1.485 $1.432
             Number of Units
              Outstanding............. 242,003 197,186  52,097  6,687
          Select Bond Division
            Front Load Version
             Accumulation Unit Value..  $1.387  $1.321  $1.185 $1.079
             Number of Units
              Outstanding............. 146,950 183,271  96,440    537
            Back Load Version
             Accumulation Unit Value..  $9.480  $9.099  $8.220 $7.542
             Number of Units
              Outstanding............. 193,595 106,207  26,054  4,112
          Money Market Division
            Front Load Version
             Accumulation Unit Value..  $1.100  $1.092  $1.080 $1.044
             Number of Units
              Outstanding............. 158,626 196,726     685    538
            Back Load Version
             Accumulation Unit Value..  $2.728  $2.729  $2.718 $2.649
             Number of Units
              Outstanding............. 423,092 513,144 179,930 22,631

14


/(c)/The initial investment was made on July 31, 2001.

Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 2000 (continued)

Fidelity VIP Mid Cap Portfolio

                                                December 31, 2003
                                                -----------------
               Fidelity VIP Mid Cap Division
                 Front Load Version/(d)/
                  Accumulation Unit Value......      $1.402
                  Number of Units Outstanding..      18,023
                 Back Load Version/(d)/
                  Accumulation Unit Value......      $1.395
                  Number of Units Outstanding..      41,856

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                December 31
                                       ------------------------------
                                        2003    2002    2001    2000
                                       ------- ------- ------- ------
          Multi-Style Equity Division
            Front Load Version
             Accumulation Unit Value..  $ .736  $ .574  $ .751 $ .880
             Number of Units
              Outstanding.............  96,820  71,907  76,893  1,678
            Back Load Version
             Accumulation Unit Value..  $ .756  $ .594  $ .783 $ .925
             Number of Units
              Outstanding............. 628,706 403,060 137,024 17,408
          Aggressive Equity Division
            Front Load Version
             Accumulation Unit Value..  $1.055  $ .728  $ .904 $ .930
             Number of Units
              Outstanding.............  51,618  52,113  47,887 17,481
            Back Load Version
             Accumulation Unit Value..  $1.196  $ .832  $1.040 $1.079
             Number of Units
              Outstanding............. 261,138 225,999  64,083 18,584
          Non-U.S. Division
            Front Load Version
             Accumulation Unit Value..  $ .770  $ .557  $ .660 $ .851
             Number of Units
              Outstanding............. 113,262  93,640  92,068 11,781
            Back Load Version
             Accumulation Unit Value..  $ .929  $ .678  $ .809 $1.050
             Number of Units
              Outstanding............. 363,799 257,545 113,607 30,216

                                                  December 31
                                         -----------------------------
                                          2003    2002    2001   2000
                                         ------- ------- ------ ------
         Core Bond Division
           Front Load Version
            Accumulation Unit Value.....  $1.314  $1.244 $1.149 $1.075
            Number of Units
             Outstanding................  47,364  42,428 37,551     --
           Back Load Version
            Accumulation Unit Value.....  $1.277  $1.218 $1.133 $1.068
            Number of Units
             Outstanding................ 321,043 172,978 88,555 12,988
         Real Estate Securities Division
           Front Load Version
            Accumulation Unit Value.....  $1.877  $1.375 $1.331 $1.241
            Number of Units
             Outstanding................  75,092  46,321 34,590 60,731
           Back Load Version
            Accumulation Unit Value.....  $1.710  $1.262 $1.231 $1.156
            Number of Units
             Outstanding................ 633,527 279,844 69,117  5,538

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Northwestern Mutual Series Fund, Inc.

                                                                               December 31
                                         ---------------------------------------------------------------------------------------
                                           2003      2002      2001      2000      1999      1998      1997      1996     1995
                                         --------- --------- --------- --------- --------- --------- --------- --------- -------
Small Cap Growth Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value..............    $2.036    $1.536    $1.891    $1.973    $1.856        --        --        --      --
   Number of Units Outstanding..........   313,793   323,202   323,801   321,211   149,996        --        --        --      --
  Back Load Version/(a)/
   Accumulation Unit Value..............    $1.957    $1.489    $1.849    $1.945    $1.846        --        --        --      --
   Number of Units Outstanding.......... 1,912,991 1,964,695 1,808,968 1,675,122   481,140        --        --        --      --
T. Rowe Price Small Cap Value Division
  Front Load Version/(c)/
   Accumulation Unit Value..............    $1.286    $0.955    $1.016        --        --        --        --        --      --
   Number of Units Outstanding..........   300,490   271,539    96,359        --        --        --        --        --      --
  Back Load Version/(c)/
   Accumulation Unit Value..............    $1.260    $0.944    $1.012        --        --        --        --        --      --
   Number of Units Outstanding..........   828,422   591,330   150,722        --        --        --        --        --      --
Aggressive Growth Stock Division
  Front Load Version
   Accumulation Unit Value..............    $2.191    $1.764    $2.247    $2.815    $2.662    $1.859    $1.735    $1.530  $1.305
   Number of Units Outstanding.......... 1,132,329 1,184,231 1,271,253 1,322,419 1,185,824 1,195,051   832,513   568,732 255,895
  Back Load Version
   Accumulation Unit Value..............    $4.303    $3.494    $4.487    $5.671    $5.408    $3.808    $3.585    $3.188  $2.743
   Number of Units Outstanding.......... 2,990,627 3,455,437 3,733,407 3,831,806 3,585,337 3,703,653 2,962,218 1,734,023 407,729
International Growth Division
  Front Load Version/(c)/
   Accumulation Unit Value..............    $1.093    $ .790    $ .904        --        --        --        --        --      --
   Number of Units Outstanding..........   220,946     6,636     7,622        --        --        --        --        --      --
  Back Load Version/(c)/
   Accumulation Unit Value..............    $1.071    $ .780    $ .901        --        --        --        --        --      --
   Number of Units Outstanding..........   366,526   213,927    31,105        --        --        --        --        --      --
Franklin Templeton International Equity
 Division
  Front Load Version
   Accumulation Unit Value..............    $1.913    $1.368    $1.663    $1.941    $1.964    $1.605    $1.537    $1.374  $1.140
   Number of Units Outstanding..........   719,361   869,881   869,838   950,116   727,940   669,024   575,775   286,469  32,573
  Back Load Version
   Accumulation Unit Value..............    $2.163    $1.560    $1.912    $2.251    $2.298    $1.893    $1.829    $1.649  $1.380
   Number of Units Outstanding.......... 2,621,628 2,869,713 3,193,593 3,242,296 3,063,127 3,028,502 2,488,184 1,281,128 374,986
AllianceBernstein Mid Cap Value Division
  Front Load Version/(d)/
   Accumulation Unit Value..............    $1.328        --        --        --        --        --        --        --      --
   Number of Units Outstanding..........    31,665        --        --        --        --        --        --        --      --
  Back Load Version/(d)/
   Accumulation Unit Value..............    $1.321        --        --        --        --        --        --        --      --
   Number of Units Outstanding..........    64,351        --        --        --        --        --        --        --      --

/(a)/The initial investment was made on April 30, 1999.

/(c)/The initial investments were made on July 31, 2001.

/(d)/The initial investment was made on May 1, 2003.

Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)


                                                                                December 31
                                          ---------------------------------------------------------------------------------------
                                            2003      2002      2001      2000      1999      1998      1997      1996     1995
                                          --------- --------- --------- --------- --------- --------- --------- --------- -------
Index 400 Stock Division
  Front Load Version/(a)/
   Accumulation Unit Value...............    $1.488    $1.106    $1.300    $1.314    $1.125        --        --        --      --
   Number of Units Outstanding...........   403,996   343,626   252,810   226,675   162,971        --        --        --      --
  Back Load Version/(a)/
   Accumulation Unit Value...............    $1.430    $1.072    $1.271    $1.295    $1.119        --        --        --      --
   Number of Units Outstanding........... 1,954,933 2,052,327 1,705,515 1,069,393   388,194        --        --        --      --
Janus Capital Appreciation Division
  Front Load Version/(d)/
   Accumulation Unit Value...............    $1.196        --        --        --        --        --        --        --      --
   Number of Units Outstanding...........    29,179        --        --        --        --        --        --        --      --
  Back Load Version/(d)/
   Accumulation Unit Value...............    $1.189        --        --        --        --        --        --        --      --
   Number of Units Outstanding...........    54,620        --        --        --        --        --        --        --      --
Growth Stock Division
  Front Load Version
   Accumulation Unit Value...............    $2.246    $1.896    $2.405    $2.815    $2.898    $2.375    $1.883    $1.456  $1.209
   Number of Units Outstanding...........   463,622   591,193   676,797   688,920   613,097   447,934   422,029   257,158 103,292
  Back Load Version
   Accumulation Unit Value...............    $2.258    $1.922    $2.458    $2.902    $3.013    $2.491    $1.991    $1.552  $1.300
   Number of Units Outstanding........... 3,288,313 3,628,997 3,785,644 3,697,631 3,381,484 2,761,432 1,870,296   922,390 227,218
Large Cap Core Stock Division
  Front Load Version
   Accumulation Unit Value...............    $1.828    $1.480    $2.069    $2.253    $2.431    $2.271    $1.852    $1.430  $1.197
   Number of Units Outstanding...........   382,281   640,796   656,757   721,964   757,434   736,836   540,977   208,323 114,414
  Back Load Version
   Accumulation Unit Value...............    $1.838    $1.500    $2.116    $2.323    $2.528    $2.382    $1.959    $1.525  $1.287
   Number of Units Outstanding........... 2,305,722 2,625,047 2,909,890 3,046,744 3,306,924 3,046,517 1,940,827 1,215,721 310,321
Capital Guardian Domestic Equity Division
  Front Load Version/(c)/
   Accumulation Unit Value...............    $1.025    $ .766    $ .976        --        --        --        --        --      --
   Number of Units Outstanding...........   261,445    37,281     6,557        --        --        --        --        --      --
  Back Load Version/(c)/
   Accumulation Unit Value...............    $1.005    $ .757    $ .973        --        --        --        --        --      --
   Number of Units Outstanding...........   721,815   409,076    71,346        --        --        --        --        --      --
T. Rowe Price Equity Income Division
  Front Load Version/(d)/
   Accumulation Unit Value...............    $1.233        --        --        --        --        --        --        --      --
   Number of Units Outstanding...........     4,865                  --        --        --        --        --        --      --
  Back Load Version/(d)/                                                                                                       --
   Accumulation Unit Value...............    $1.226        --        --        --        --        --        --        --      --
   Number of Units Outstanding...........    82,555        --        --        --        --        --        --        --      --

/(a)/The initial investment was made on April 30, 1999.

/(c)/The initial investment was made on July 31, 2001.

/(d)/The initial investments were made on May 1, 2003.

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                                       December 31
                                 ---------------------------------------------------------------------------------------
                                   2003      2002      2001      2000      1999      1998      1997      1996     1995
                                 --------- --------- --------- --------- --------- --------- --------- --------- -------
Index 500 Stock Division
  Front Load Version
   Accumulation Unit Value......    $2.477    $1.936    $2.495    $2.843    $3.128    $2.597    $2.026    $1.527  $1.249
   Number of Units Outstanding..   986,942 1,084,346 1,233,599 1,267,405 1,247,611 1,057,935   690,248   454,096 278,235
  Back Load Version
   Accumulation Unit Value......    $3.690    $2.909    $3.780    $4.344    $4.820    $4.037    $3.175    $2.414  $1.991
   Number of Units Outstanding.. 4,073,503 4,606,154 5,050,604 5,436,581 5,417,756 4,504,322 3,279,176 1,970,961 471,752
Asset Allocation Division
  Front Load Version/(c)/
   Accumulation Unit Value......    $1.050    $ .874    $ .977        --        --        --        --        --      --
   Number of Units Outstanding..   691,665   106,556    82,933        --        --        --        --        --      --
  Back Load Version/(c)/
   Accumulation Unit Value......    $1.028    $ .863    $ .974        --        --        --        --        --      --
   Number of Units Outstanding..   863,689   584,078   214,820        --        --        --        --        --      --
Balanced Division
  Front Load Version
   Accumulation Unit Value......    $2.198    $1.871    $2.031    $2.106    $2.118    $1.912    $1.615    $1.334  $1.181
   Number of Units Outstanding.. 1,181,360 1,610,300 1,745,366 1,936,777 1,800,477 1,768,955 1,296,330   786,271 164,302
  Back Load Version
   Accumulation Unit Value......    $7.462    $6.403    $7.012    $7.332    $7.436    $6.771    $5.768    $4.806  $4.290
   Number of Units Outstanding.. 2,316,414 2,543,983 2,779,445 2,907,554 2,897,246 2,565,265 2,109,606 1,347,427 372,457
High Yield Bond Division
  Front Load Version
   Accumulation Unit Value......    $1.833    $1.426    $1.474    $1.409    $1.483    $1.496    $1.530    $1.326  $1.112
   Number of Units Outstanding..   194,059   138,321   211,360   278,582   380,690   400,132    95,718    55,625      --
  Back Load Version
   Accumulation Unit Value......    $1.815    $1.424    $1.485    $1.432    $1.520    $1.546    $1.595    $1.394  $1.178
   Number of Units Outstanding..   920,329 1,056,405 1,072,933 1,154,997 1,174,446 1,400,604   967,118   572,121 138,470
Select Bond Division
  Front Load Version
   Accumulation Unit Value......    $1.884    $1.793    $1.606    $1.461    $1.331    $1.350    $1.266    $1.161  $1.129
   Number of Units Outstanding..   666,819   481,900   300,899   352,753   214,565   159,609    72,941    38,713  26,732
  Back Load Version
   Accumulation Unit Value......    $9.480    $9.099    $8.220    $7.542    $6.929    $7.088    $6.703    $6.201  $6.078
   Number of Units Outstanding..   567,298   605,002   437,418   353,449   364,139   368,314   271,027   182,907  50,828
Money Market Division
  Front Load Version
   Accumulation Unit Value......    $1.409    $1.397    $1.380    $1.333    $1.259    $1.203    $1.146    $1.091  $1.040
   Number of Units Outstanding.. 1,137,243 1,307,625 2,064,209 1,852,761 1,980,615 1,564,597 1,439,686 1,843,605 327,441
  Back Load Version
   Accumulation Unit Value......    $2.728    $3.729    $2.718    $2.649    $2.523    $2.431    $2.335    $2.241  $2.156
   Number of Units Outstanding.. 1,380,081 1,723,587 1,759,212 1,397,046 1,892,502 1,515,128 1,081,227 1,123,081 379,473

/(c)/The initial investment was made on July 31, 2001.

Account A Prospectus

Accumulation Unit Values
Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Fidelity VIP Mid Cap Portfolio

                                 December 31, 2003
                                 -----------------
Fidelity VIP Mid Cap Division
  Front Load Version/(d)/
   Accumulation Unit Value......       $1.403
   Number of Units Outstanding..       10,196
  Back Load Version/(d)/
   Accumulation Unit Value......       $1.395
   Number of Units Outstanding..      159,527

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                   December 31
                                 -----------------------------------------------
                                   2003      2002      2001      2000     1999
                                 --------- --------- --------- --------- -------
Multi-Style Equity Division
  Front Load Version/(a)/
   Accumulation Unit Value......    $ .787    $ .613    $ .801    $ .938  $1.073
   Number of Units Outstanding..   414,304   634,152   609,184   653,396 321,514
  Back Load Version/(a)/
   Accumulation Unit Value......    $ .756    $ .594    $ .783    $ .925  $1.067
   Number of Units Outstanding.. 1,595,972 1,405,479 1,504,874 1,250,824 535,268
Aggressive Equity Division
  Front Load Version/(a)/
   Accumulation Unit Value......    $1.244    $ .858    $1.064    $1.094  $1.106
   Number of Units Outstanding..   102,435   280,732   278,349   205,450  87,678
  Back Load Version/(a)/
   Accumulation Unit Value......    $1.196    $ .832    $1.040    $1.079  $1.100
   Number of Units Outstanding..   660,590   713,748   684,944   558,206 182,385
Non-U.S. Division
  Front Load Version/(a)/
   Accumulation Unit Value......    $ .966    $ .699    $ .827    $1.065  $1.250
   Number of Units Outstanding..   270,681   255,502   253,873   239,460  81,105
  Back Load Version/(a)/
   Accumulation Unit Value......    $ .929    $ .678    $ .809    $1.050  $1.243
   Number of Units Outstanding..   944,227   817,566   820,128   734,746 205,407
Core Bond Division
  Front Load Version/(a)/
   Accumulation Unit Value......    $1.328    $1.256    $1.159    $1.083  $ .983
   Number of Units Outstanding..   183,062    66,294    20,992    35,410  26,817
  Back Load Version/(a)/
   Accumulation Unit Value......    $1.277    $1.218    $1.133    $1.068  $ .983
  Number of Units Outstanding...   588,459   598,546   366,778   310,796  93,910
Real Estate Securities Division
  Front Load Version/(a)/
   Accumulation Unit Value......    $1.779    $1.302    $1.259    $1.172  $ .925
   Number of Units Outstanding..   257,339   153,383    96,859    73,595  19,288
  Back Load Version/(a)/
   Accumulation Unit Value......    $1.710    $1.262    $1.231    $1.156  $ .920
   Number of Units Outstanding..   648,772   655,717   394,800   324,453  88,176

/(a)/The initial investments were made on April 30, 1999.

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Northwestern Mutual Series Fund, Inc.

                                                                              December 31
                              -------------------------------------------------------------------------------------------------
                                2003       2002       2001       2000       1999       1998       1997       1996       1995
                              --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Small Cap Growth Stock
 Division
  Accumulation Unit
   Value/(a)/................    $1.957     $1.489     $1.848     $1.945     $1.846         --         --         --         --
  Number of Units
   Outstanding............... 6,049,397  6,573,433  5,700,137  5,885,472  1,898,627         --         --         --         --
T. Rowe Price Small Cap
 Value Division
  Accumulation Unit
   Value/(c)/................    $1.260     $ .944     $1.012         --         --         --         --         --         --
  Number of Units
   Outstanding............... 1,655,510  1,400,917    292,730         --         --         --         --         --         --
Aggressive Growth Stock
 Division
  Accumulation Unit Value....    $4.303     $3.494     $4.487     $5.671     $5.408     $3.808     $3.585     $3.188     $2.743
  Number of Units
   Outstanding............... 8,811,416 10,044,566 12,273,215 13,812,637 14,666,263 18,213,135 20,861,309 21,479,837 19,083,707
International Growth Division
  Accumulation Unit
   Value/(c)/................    $1.071     $ .780     $ .901         --         --         --         --         --         --
  Number of Units
   Outstanding............... 1,024,184    317,059     90,942         --         --         --         --         --         --
Franklin Templeton
 International Equity
 Division
  Accumulation Unit Value....    $2.163     $1.560     $1.912     $2.251     $2.298     $1.893     $1.829     $1.649     $1.380
  Number of Units
   Outstanding............... 9,085,154  9,896,145 11,504,361 13,283,821 15,307,814 19,261,448 22,910,908 22,132,206 21,338,267
AllianceBernstein Mid Cap
 Value Division
  Accumulation Unit
   Value/(d)/................    $1.321         --         --         --         --         --         --         --         --
  Number of Units
   Outstanding...............   203,328         --         --         --         --         --         --         --         --
Index 400 Stock Division
  Accumulation Unit
   Value/(a)/................    $1.430     $1.072     $1.271     $1.295     $1.119         --         --         --         --
  Number of Units
   Outstanding............... 3,985,259  4,142,561  4,224,763  3,499,606  1,241,398         --         --         --         --
Janus Capital Appreciation
 Division
  Accumulation Unit
   Value/(d)/................    $1.189         --         --         --         --         --         --         --         --
  Number of Units
   Outstanding...............    44,381         --         --         --         --         --         --         --         --
Growth Stock Division
  Accumulation Unit
   Value/(b)/................    $2.258     $1.922     $2.458     $2.902     $3.013     $2.491     $1.991     $1.552     $1.300
  Number of Units
   Outstanding............... 5,807,255  6,983,115  8,243,061  8,296,584  8,576,102  7,215,894  6,045,075  4,845,965  2,970,905

                              -----------
                                 1994
                              ----------
Small Cap Growth Stock
 Division
  Accumulation Unit
   Value/(a)/................         --
  Number of Units
   Outstanding...............         --
T. Rowe Price Small Cap
 Value Division
  Accumulation Unit
   Value/(c)/................         --
  Number of Units
   Outstanding...............         --
Aggressive Growth Stock
 Division
  Accumulation Unit Value....     $1.994
  Number of Units
   Outstanding............... 17,290,856
International Growth Division
  Accumulation Unit
   Value/(c)/................         --
  Number of Units
   Outstanding...............         --
Franklin Templeton
 International Equity
 Division
  Accumulation Unit Value....     $1.220
  Number of Units
   Outstanding............... 21,538,113
AllianceBernstein Mid Cap
 Value Division
  Accumulation Unit
   Value/(d)/................         --
  Number of Units
   Outstanding...............         --
Index 400 Stock Division
  Accumulation Unit
   Value/(a)/................         --
  Number of Units
   Outstanding...............         --
Janus Capital Appreciation
 Division
  Accumulation Unit
   Value/(d)/................         --
  Number of Units
   Outstanding...............         --
Growth Stock Division
  Accumulation Unit
   Value/(b)/................     $1.006
  Number of Units
   Outstanding...............  1,311,686

/(a)/The initial investments were made on April 30, 1999.

/(b)/The initial investment was made on May 3, 1994.

/(c)/The initial investments were made on July 31, 2001.

/(d)/The initial investments were made on May 1, 2003.

Account A Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                                             December 31
                            --------------------------------------------------------------------------------------------------
                               2003       2002       2001       2000       1999       1998       1997       1996       1995
                            ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Large Cap Core Stock
 Division
  Accumulation Unit
   Value/(b)/..............     $1.838     $1.500     $2.116     $2.323     $2.528     $2.382     $1.959     $1.525     $1.287
  Number of Units
   Outstanding.............  4,939,695  5,159,778  6,685,128  6,946,403  9,502,862 10,866,893  8,963,724  7,054,484  5,605,215
Capital Guardian Domestic
 Equity Division
  Accumulation Unit
   Value/(c)/..............     $1.005     $ .757     $ .973         --         --         --         --         --         --
  Number of Units
   Outstanding.............  1,523,994  1,190,032    193,492         --         --         --         --         --         --
T. Rowe Price Equity Income
 Division
  Accumulation Unit
   Value/(d)/..............     $1.226         --         --         --         --         --         --         --         --
  Number of Units
   Outstanding.............    243,612         --         --         --         --         --         --         --         --
Index 500 Stock Division
  Accumulation Unit Value..     $3.690     $2.909     $3.780     $4.344     $4.820     $4.037     $3.175     $2.414     $1.991
  Number of Units
   Outstanding............. 11,697,800 12,907,973 15,617,447 17,587,215 20,900,522 21,467,931 21,531,879 20,092,060 18,961,291
Asset Allocation Division
  Accumulation Unit
   Value/(c)/..............     $1.028     $ .863     $ .974         --         --         --         --         --         --
  Number of Units
   Outstanding.............  2,383,456  2,124,071    476,776         --         --         --         --         --         --
Balanced Division
  Accumulation Unit Value..     $7.462     $6.403     $7.012     $7.332     $7.436     $6.771     $5.768     $4.806     $4.290
  Number of Units
   Outstanding............. 20,609,955 22,432,975 26,333,221 29,328,998 35,440,432 40,487,926 44,638,127 48,457,793 52,575,295
High Yield Bond Division
  Accumulation Unit
   Value/(b)/..............     $1.815     $1.424     $1.485     $1.432     $1.520     $1.546     $1.595     $1.394     $1.178
  Number of Units
   Outstanding.............  1,456,470  1,461,027  1,881,347  2,029,262  2,904,325  3,974,656  3,770,055  2,456,295  1,609,770
Select Bond Division
  Accumulation Unit Value..     $9.480     $9.099     $8.220     $7.542     $6.929     $7.088     $6.703     $6.201     $6.078
  Number of Units
   Outstanding.............  1,588,438  1,840,193  1,651,248  1,634,871  1,914,749  2,171,879  2,252,704  2,691,481  2,778,441
Money Market Division
  Accumulation Unit Value..     $2.728     $2.729     $2.718     $2.649     $2.523     $2.431     $2.335     $2.241     $2.156
  Number of Units
   Outstanding.............  3,704,294  6,073,048  6,009,918  6,248,637  7,329,873  6,699,739  6,270,333  7,029,739  7,896,022

                            -----------
                               1994
                            ----------
Large Cap Core Stock
 Division
  Accumulation Unit
   Value/(b)/..............     $ .994
  Number of Units
   Outstanding.............  3,129,287
Capital Guardian Domestic
 Equity Division
  Accumulation Unit
   Value/(c)/..............         --
  Number of Units
   Outstanding.............         --
T. Rowe Price Equity Income
 Division
  Accumulation Unit
   Value/(d)/..............         --
  Number of Units
   Outstanding.............         --
Index 500 Stock Division
  Accumulation Unit Value..     $1.469
  Number of Units
   Outstanding............. 17,624,809
Asset Allocation Division
  Accumulation Unit
   Value/(c)/..............         --
  Number of Units
   Outstanding.............         --
Balanced Division
  Accumulation Unit Value..     $3.436
  Number of Units
   Outstanding............. 59,200,252
High Yield Bond Division
  Accumulation Unit
   Value/(b)/..............     $1.022
  Number of Units
   Outstanding.............  1,215,989
Select Bond Division
  Accumulation Unit Value..     $5.167
  Number of Units
   Outstanding.............  2,923,557
Money Market Division
  Accumulation Unit Value..     $2.063
  Number of Units
   Outstanding.............  8,608,326

/(b)/The initial investments were made on May 3, 1994.

/(c)/The initial investments were made on July 31, 2001.

/(d)/The initial investment was made on May 1, 2003.

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued After December 16, 1981 and Prior to March 31, 1995 (continued)

Fidelity VIP Mid Cap Portfolio

                                December 31, 2003
                                -----------------
Fidelity VIP Mid Cap Division
  Accumulation Unit Value/(d)/.       $1.395
  Number of Units Outstanding..      483,181

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                   December 31
                                -------------------------------------------------
                                  2003      2002      2001      2000      1999
                                --------- --------- --------- --------- ---------
Multi-Style Equity Division
  Accumulation Unit Value/(a)/.    $ .756    $ .594    $ .783    $ .925    $1.067
  Number of Units Outstanding.. 3,138,388 2,538,585 2,727,184 2,365,883 1,475,825
Aggressive Equity Division
  Accumulation Unit Value/(a)/.    $1.196    $ .832    $1.040    $1.079    $1.100
  Number of Units Outstanding.. 1,962,297 1,278,583 1,623,364 1,455,003   760,721
Non-U.S. Division
  Accumulation Unit Value/(a)/.    $ .929    $ .678    $ .809    $1.050    $1.243
  Number of Units Outstanding.. 2,073,070 1,927,339 2,184,344 2,019,287   813,542
Core Bond Division
  Accumulation Unit Value/(a)/.    $1.277    $1.218    $1.323    $1.068    $ .983
  Number of Units Outstanding..   776,966   996,440   792,991   728,086   580,967
Real Estate Securities Division
  Accumulation Unit Value/(a)/.    $1.710    $1.262    $1.231    $1.156    $ .920
  Number of Units Outstanding.. 1,508,537 1,199,189   812,052   652,555   248,726

/(a)/The initial investments were made on April 30, 1999.

Account A Prospectus

Accumulation Unit Values
Contracts Issued Prior to December 17, 1981

Northwestern Mutual Series Fund, Inc.

                                                                                  December 31
                                     ------------------------------------------------------------------------------------------
                                       2003      2002      2001      2000      1999      1998      1997      1996       1995
                                     --------- --------- --------- --------- --------- --------- --------- --------- ----------
Small Cap Growth Stock Division
  Accumulation Unit Value/(a)/......    $2.003    $1.517    $1.873    $1.961    $1.852        --        --        --         --
  Number of Units Outstanding.......   200,970   195,919   242,514   261,141    95,329        --        --        --         --
T. Rowe Price Small Cap Value
 Division
  Accumulation Unit Value/(c)/......    $1.275    $ .951    $1.014        --        --        --        --        --         --
  Number of Units Outstanding.......   227,706   229,909    11,128        --        --        --        --        --         --
Aggressive Growth Stock Division
  Accumulation Unit Value...........    $4.593    $3.711    $4.742    $5.963    $5.658    $3.965    $3.714    $3.286     $2.813
  Number of Units Outstanding.......   240,138   255,815   304,541   388,193   370,788   479,410   640,838   890,850    861,229
International Growth Division
  Accumulation Unit Value/(c)/......    $1.084    $0.786    $ .903        --        --        --        --        --         --
  Number of Units Outstanding.......    33,516    12,589    11,010        --        --        --        --        --         --
Franklin Templeton International
 Equity Division
  Accumulation Unit Value...........    $2.282    $1.637    $1.997    $2.339    $2.376    $1.947    $1.872    $1.680     $1.398
  Number of Units Outstanding.......   316,014   326,231   340,359   375,718   630,123   647,767 1,297,660 1,332,812  1,166,796
AllianceBernstein Mid Cap Value
 Division
  Accumulation Unit Value/(d)/......    $1.325        --        --        --        --        --        --        --         --
  Number of Units Outstanding.......     6,675        --        --        --        --        --        --        --         --
Index 400 Stock Division
  Accumulation Unit Value/(a)/......    $1.464    $1.092    $1.288    $1.306    $1.123        --        --        --         --
  Number of Units Outstanding.......   228,041   242,802   334,892   288,383   167,651        --        --        --         --
Janus Capital Appreciation Division
  Accumulation Unit Value/(d)/......    $1.193        --        --        --        --        --        --        --         --
  Number of Units Outstanding.......     5,749        --        --        --        --        --        --        --         --
Growth Stock Division
  Accumulation Unit Value/(b)/......    $2.369    $2.007    $2.554    $3.000    $3.100    $2.549    $2.027    $1.573     $1.311
  Number of Units Outstanding.......   304,230   312,827   311,084   334,831   372,659   247,491   327,731   118,168      1,782
Large Cap Core Stock Division
  Accumulation Unit Value/(b)/......    $1.929    $1.567    $2.198    $2.402    $2.601    $2.438    $1.995    $1.546     $1.298
  Number of Units Outstanding.......   111,637   125,226   181,811   180,854   254,027   310,014   348,188    69,566      9,498
Capital Guardian Domestic Equity
 Division
  Accumulation Unit Value/(c)/......    $1.017    $ .762    $ .975        --        --        --        --        --         --
  Number of Units Outstanding.......    96,670   107,036    11,255        --        --        --        --        --         --
T. Rowe Price Equity Income Division
  Accumulation Unit Value/(d)/......    $1.230        --        --        --        --        --        --        --         --
  Number of Units Outstanding.......     4,653        --        --        --        --        --        --        --         --
Index 500 Stock Division
  Accumulation Unit Value...........    $3.939    $3.090    $3.995    $4.568    $5.043    $4.202    $3.289    $2.488     $2.042
  Number of Units Outstanding....... 3,555,372 3,965,286 4,934,298 5,706,738 6,687,760 7,343,357 8,175,537 9,600,286 10,111,615

                                     -----------
                                        1994
                                     ----------
Small Cap Growth Stock Division
  Accumulation Unit Value/(a)/......         --
  Number of Units Outstanding.......         --
T. Rowe Price Small Cap Value
 Division
  Accumulation Unit Value/(c)/......         --
  Number of Units Outstanding.......         --
Aggressive Growth Stock Division
  Accumulation Unit Value...........     $2.035
  Number of Units Outstanding.......    805,409
International Growth Division
  Accumulation Unit Value/(c)/......         --
  Number of Units Outstanding.......         --
Franklin Templeton International
 Equity Division
  Accumulation Unit Value...........     $1.230
  Number of Units Outstanding.......  1,529,309
AllianceBernstein Mid Cap Value
 Division
  Accumulation Unit Value/(d)/......         --
  Number of Units Outstanding.......         --
Index 400 Stock Division
  Accumulation Unit Value/(a)/......         --
  Number of Units Outstanding.......         --
Janus Capital Appreciation Division
  Accumulation Unit Value/(d)/......         --
  Number of Units Outstanding.......         --
Growth Stock Division
  Accumulation Unit Value/(b)/......         --
  Number of Units Outstanding.......         --
Large Cap Core Stock Division
  Accumulation Unit Value/(b)/......         --
  Number of Units Outstanding.......         --
Capital Guardian Domestic Equity
 Division
  Accumulation Unit Value/(c)/......         --
  Number of Units Outstanding.......         --
T. Rowe Price Equity Income Division
  Accumulation Unit Value/(d)/......         --
  Number of Units Outstanding.......         --
Index 500 Stock Division
  Accumulation Unit Value...........     $1.499
  Number of Units Outstanding....... 10,735,943

/(a)/The initial investments were made on April 30, 1999.

/(b)/The initial investments were made on May 3, 1994.

/(c)/The initial investments were made on July 31, 2001.

/(d)/The initial investments were made on May 1, 2003.

                                                           Account A Prospectus

Accumulation Unit Values
Contracts Issued Prior to December 17, 1981 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

                                                                            December 31
                                -----------------------------------------------------------------------------------------
                                  2003      2002      2001      2000      1999      1998      1997      1996      1995
                                --------- --------- --------- --------- --------- --------- --------- --------- ---------
Asset Allocation Division
  Accumulation Unit Value/(c)/.    $1.041    $ .869    $ .976        --        --        --        --        --        --
  Number of Units Outstanding..    45,581    41,043    11,085        --        --        --        --        --        --
Balanced Division
  Accumulation Unit Value......    $8.330    $7.113    $7.750    $8.063    $8.137    $7.372    $6.248    $5.180    $4.601
  Number of Units Outstanding.. 1,309,692 1,321,703 1,565,742 2,213,090 2,738,126 3,013,626 3,845,538 4,743,812 5,651,599
High Yield Bond Division
  Accumulation Unit Value/(b)/.    $1.905    $1.487    $1.543    $1.480    $1.563    $1.582    $1.624    $1.412    $1.188
  Number of Units Outstanding..    83,423    68,612    73,766    80,510    77,269   183,181   600,752   428,588        --
Select Bond Division
  Accumulation Unit Value......   $10.584   $10.109    $9.086    $8.295    $7.583    $7.719    $7.263    $6.685    $6.520
  Number of Units Outstanding..   455,745   603,334   514,551   495,713   715,024   899,839 1,012,083 1,215,131 1,172,420
Money Market Division
  Accumulation Unit Value......    $3.045    $3.031    $3.004    $2.913    $2.761    $2.646    $2.529    $2.416    $2.312
  Number of Units Outstanding..   388,750   459,870   765,876   732,845   898,198 1,723,332   893,452 1,103,625 1,264,988

                                ----------
                                  1994
                                ---------
Asset Allocation Division
  Accumulation Unit Value/(c)/.        --
  Number of Units Outstanding..        --
Balanced Division
  Accumulation Unit Value......    $3.667
  Number of Units Outstanding.. 6,525,821
High Yield Bond Division
  Accumulation Unit Value/(b)/.        --
  Number of Units Outstanding..        --
Select Bond Division
  Accumulation Unit Value......    $5.515
  Number of Units Outstanding.. 1,266,751
Money Market Division
  Accumulation Unit Value......    $2.201
  Number of Units Outstanding.. 1,020,911

/(b)/The initial investment was made on May 3, 1994.

/(c)/The initial investment was made on July 31, 2001.

Fidelity VIP Mid Cap Portfolio

                                December 31, 2003
                                -----------------
Fidelity VIP Mid Cap Division
  Accumulation Unit Value/(d)/.      $1.400
  Number of Units Outstanding..      25,869

/(d)/The initial investment was made on May 1, 2003.

Russell Investment Funds

                                                  December 31
                                      ------------------------------------
                                       2003    2002    2001   2000   1999
                                      ------- ------- ------ ------ ------
      Multi-Style Equity Division
        Accumulation Unit Value/(a)/.  $ .774  $ .605 $ .794 $ .932 $1.071
        Number of Units Outstanding..   7,298   6,377 26,629 60,062  7,554
      Aggressive Equity Division
        Accumulation Unit Value/(a)/.  $1.224  $ .847 $1.054 $1.088 $1.104
        Number of Units Outstanding.. 108,560 112,581 63,919 58,734  7,374
      Non-U.S. Division
        Accumulation Unit Value/(a)/.  $ .951  $ .690 $ .820 $1.059 $1.247
        Number of Units Outstanding..  36,043  32,998 51,723 51,562 12,237
      Core Bond Division
        Accumulation Unit Value/(a)/.  $1.307  $1.240 $1.148 $1.077 $ .986
        Number of Units Outstanding..   9,822  10,914 16,601 22,616  2,618
      Real Estate Securities Division
        Accumulation Unit Value/(a)/.  $1.750  $1.285 $1.247 $1.165 $ .923
        Number of Units Outstanding..  47,853  56,396 22,565 25,461  4,656

/(a)/The initial investments were made on April 30, 1999.

Account A Prospectus

The Company

The Northwestern Mutual Life Insurance Company was organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $113.7 billion. Northwestern Mutual sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"We" in this prospectus means Northwestern Mutual.
--------------------------------------------------------------------------------

NML Variable Annuity Account A
We established the Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law.

The Account has twenty-four Divisions. The money you invest to provide variable benefits under your Contract is placed in one or more of the Divisions as you direct.

Under Wisconsin law, the investment operations of the Account are kept separate from our other operations. The values for your Contract will not be affected by income, gains or losses for the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Account for your Contract will determine the value of your Contract benefits and will not affect the rest of our business. The assets in the Account are reserved for you and other Contract owners, although the assets belong to us and we do not hold the assets as a trustee. We and our creditors cannot reach those assets to satisfy other obligations until our obligations under your Contract have been satisfied. But all of our assets (except those we hold in some other separate accounts) are available to satisfy our obligations under your Contract.

The Account is not registered as an investment company under the Investment Company Act of 1940.
--------------------------------------------------------------------------------

The Funds
Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays MSA a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio and the AllianceBernstein Mid Cap Value Portfolio. Other expenses borne by the Portfolios range from .00% for the Aggressive Growth Stock, Index 500 Stock, Balanced, Select Bond, and Money Market Portfolios to .50% for the International Growth Portfolio. We provide the people and facilities MSA uses in performing its investment advisory functions and we are a party to the investment advisory agreement. MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Franklin Templeton International Equity Portfolio, the Capital Guardian Domestic Equity Portfolio, the T. Rowe Price Small Cap Value Portfolio, the T. Rowe Price Equity Income Portfolio, the AllianceBernstein Mid Cap Value Portfolio and the Janus Capital Appreciation Portfolio.

The investment objectives and types of investments for each of the eighteen Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

                                                           Account A Prospectus

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.

AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.

Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.

Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.

Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.

T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the common stock of established companies.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".

Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.

Fidelity VIP Mid Cap Portfolio

The Fidelity(R) VIP Mid Cap Portfolio is a fund of Variable Insurance Products Fund III, a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio at their net asset value.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management and Research Company.

The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks. For information about the investment objectives and policies, the

Account A Prospectus
attendant risk factors and expenses see the attached prospectus for the Fidelity(R) Variable Insurance Products Service Class 2 Mid Cap Portfolio.

Russell Investment Funds

The Russell Investment Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Investment Funds at their net asset value without any sales charge.

The assets of each of the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Investment Funds are set forth below. There can be no assurance that the Funds will realize their objectives.

Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

Core Bond Fund The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

For more information regarding the mutual funds, including information about their investment objectives and expenses, see the prospectuses for Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and Russell Investment Funds attached to this prospectus. You should read the mutual fund prospectuses carefully before you invest in the Contracts.
--------------------------------------------------------------------------------

The Contracts
Purchase Payments Under The Contracts

Amount and Frequency A purchase payment is the money you give us to pay for your Contract. You may make purchase payments monthly, quarterly, semiannually, annually or on any other frequency acceptable to us.

For Back Load Contracts the minimum amount for each purchase payment is $25. We will accept larger purchase payments than due, or payments at other times, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For Front Load Contracts the minimum initial purchase payment is $10,000. The minimum amount for each subsequent purchase payment is $25 for all Contracts.

Purchase payments may not exceed the applicable federal income tax limits. See "Federal Income Taxes", p. 32.

Application of Purchase Payments We credit net purchase payments, after deduction of any sales load, to the Account and allocate them to one or more Divisions as you direct. We then invest those assets in shares of the Portfolio or Fund which corresponds to that Division.

We apply purchase payments to provide "Accumulation Units" in one or more Divisions. Accumulation Units represent your interest in the Account. There are Class A Accumulation Units and Class B Accumulation Units for the Back Load Contracts. We credit Class B Accumulation Units

                                                           Account A Prospectus
to your Back Load Contract each time you make a purchase payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of purchase payments and the length of time that the funds have been held under a Back Load Contract. See "Mortality Rate and Expense Risk Charges", p. 34. The number of Accumulation Units you receive for each net purchase payment is determined by dividing the amount of the purchase payment to be allocated to a Division by the value of an Accumulation Unit in that Division, based upon the next valuation of the assets of the Division we make after we receive your purchase payment at our Home Office. We will also accept your purchase payment if you send it to a lockbox facility we have designated. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open, and at any other time required by the Investment Company Act of 1940.

The number of your Accumulation Units will be increased by additional purchase payments or transfers into the Account and decreased by withdrawals or transfers out of the Account. The investment experience of the Account does not change the number (as distinguished from the value) of your Accumulation Units.

The value of an Accumulation Unit in each Division varies with the investment experience of the Division (which in turn is determined by the investment experience of the corresponding Portfolio or Fund). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the Division. The net investment factor takes into account the investment experience of the Portfolio or Fund, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. (See "Net Investment Factor", below.) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made. You may direct all or part of a purchase payment to the Guaranteed Interest Fund. Amounts you direct to the Guaranteed Interest Fund will be invested on a fixed basis. See "The Guaranteed Interest Fund", p. 32.

Net Investment Factor

For each Division the net investment factor for any period ending on a valuation date is 1.000000 plus the net investment rate for the Division for that period. Under the Contract the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio or Fund when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio or Fund.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding valuation date up to and including the current valuation date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share on the valuation date immediately preceding the current valuation date, (c) less an adjustment to provide for the deduction for mortality rate and expense risks that we have assumed. (See "Deductions", p. 34.)

The Portfolios and Funds will distribute investment income and realized capital gains to the Account Divisions. We will reinvest those distributions in additional shares of the same Portfolio or Fund. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Account.

Benefits Provided Under The Contracts

The benefits provided under the Contracts consist of a withdrawal amount, a death benefit and a maturity benefit. Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below.

Withdrawal Amount On or prior to the maturity date you are entitled to withdraw the Accumulation Units credited to your Contract and receive the value thereof less the applicable withdrawal charge. (See "Withdrawal Charge", p. 34.) The value, which may be either greater or less than the amount you paid, is based on the Accumulation Unit value next determined after we receive your written request for withdrawal on a form we provide. The forms are available from our Home Office and our agents. You may withdraw a portion of the Accumulation Units on the same basis, except that we will not grant a partial withdrawal which would result in a Contract value of less $2,000 remaining; we will treat a request for such a partial withdrawal as a request to surrender the entire Contract. Amounts distributed to you upon withdrawal of all or a portion of Accumulation Units may be subject to federal income tax and may be prohibited, depending upon the terms of your plan. (See "Federal Income Taxes", p. 32.) A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59-1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55.

If annuity payments are being made under Payment Plan 1 the payee may surrender the Contract and receive the value of the Annuity Units credited to his Contract, less the applicable withdrawal charge. (See "Withdrawal Charge", p.
34) Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See "Description of Payment Plans", p. 29.)

Account A Prospectus

Death Benefit

1. Amount of the Death Benefit. If the Annuitant dies before the maturity date, the death benefit will not be less than the Contract value next determined after we receive proof of death at our Home Office. If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract value withdrawn. There is no death benefit after annuity payments begin. See "Maturity Benefit", p. 29 and "Variable Payment Plans", p. 29.

An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less an adjustment for every withdrawal as described above. On any Contract anniversary prior to the Primary Annuitant's 80/th/ birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80/th/ birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive since that Contract anniversary less an adjustment for every withdrawal made since that Contract anniversary. For each withdrawal we reduce the enhanced death benefit by the percentage of the Contract value withdrawn. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80/th/ birthday increased by purchase payments we received since that Contract anniversary and decreased by an adjustment for every withdrawal made since that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 35. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

2. Distribution of the Death Benefit.

When the employee dies, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force, beginning with a value equal to the death benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and you may transfer it to the Divisions you choose. See "Transfers Between Divisions and Payment Plans", p. 30. The Owner, if living, or otherwise the beneficiary may elect to receive the death benefit in a lump sum or under a payment plan. See "Variable Payment Plans", below. If no contingent Annuitant has been named, the death benefit becomes payable to the Owner. The beneficiary must take distributions from the Contract pursuant to the applicable minimum required distributions discussed on page 33.

Maturity Benefit Purchase payments under the Contract are payable until the maturity date specified in the Contract. You may select any date up to age 90 as the maturity date, subject to applicable tax and state law requirements, including the minimum distribution requirements (See "Minimum Distribution Requirements", p. 33). On the maturity date, if you have not elected any other permissible payment plan, we will change the maturity date to the Contract anniversary nearest the Annuitant's 90th birthday. On that date, if you have not elected any other permissible payment plan, we will pay the value of the Contract in monthly payments for life under a variable payment plan with payments certain for ten years.

Variable Payment Plans

We will pay part or all of the benefits under a Contract under a variable payment plan you select. Under a variable plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. For a discussion of tax considerations and limitations regarding the election of payment plans, see "Federal Income Taxes", p. 32.

Description of Payment Plans  The following payment plans are available:

1. Payments for a Certain Period. An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Life Annuity with or without Certain Period. An annuity payable monthly until the payee's death, or until the expiration of a selected certain period, whichever is later. After the payee's death during the certain period, if any, we will make payments as they are due to the designated contingent beneficiary. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period.

3. Joint and Survivor Life Annuity with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer. We may limit the election of a payment plan to one that results in an initial payment of at least $50. A payment plan will continue even if payments fall to less than $50 after the payment plan begins.

From time to time we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates we publish for those plans.

                                                           Account A Prospectus

Amount of Annuity Payments We will determine the amount of the first annuity payment on the basis of the particular payment plan you select, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. We will calculate the amount of the first annuity payment on a basis that takes into account the length of time over which we expect annuity payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable annuity payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the interest of the Contract in each Division of the Account after annuity payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulated Units become Class B Annuity Units on the maturity date.

Assumed Investment Rate The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law.

The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the amount of annuity payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of annuity payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of annuity payments would decrease.

A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

Transfers Between Divisions and Payment Plans You may change the allocation of purchase payments among the Divisions and transfer values from one Division to another both before and after annuity payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which Division or apportionment is best suited to your long-term investment needs.

You may at any time change the allocation of purchase payments among the Divisions by written notice to us. Purchase payments we receive at our Home Office on and after the date on which we receive the notice will be applied to provide Accumulation Units in one or more Divisions on the basis of the new allocation.

Before the effective date of a payment plan you may, upon written request, transfer Accumulation Units from one Division to another. After the effective date of a payment plan the payee may transfer Annuity Units from one Division to another. We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. For Accumulation Units the minimum amount which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. For each transfer beginning with the thirteenth in any Contract year we may deduct a transfer fee of $25 from the amount transferred. We currently make no charge for transfers.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the stock and bond markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio or Fund in which a Division invests, may also be disruptive and may disadvantage other investors. We may limit or modify a transfer request if we determine that the transfer would be to the disadvantage of other investors or if required by applicable laws or regulations. We may apply the limitation or modification to transfers to and/or from the Divisions. The limitation or modification may include, among others,

..  The requirement of a minimum time period between transfers;

..  Limitation of the dollar amount that you may transfer on any one day;

.. The requirement that you submit a transfer request in a particular form and/or by a specific process.

We reserve the right to modify or eliminate any transfer request process (including, among others, transfer requests via the Internet, via facsimile, or by telephone) for some or all Contract owners as we deem appropriate. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies.

You may transfer amounts which you have invested on a fixed basis to any Division of the Account, and the value of Accumulation Units in any Division of the Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. See "The Guaranteed Interest Fund", p. 32.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1) a payee may transfer to either form of life annuity at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the

Account A Prospectus
annuity payment rate and the Annuitant's adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We permit other transfers between payment plans subject to such limitations we may reasonably determine. Generally, however, we do not permit transfer from a payment plan involving a life contingency to a payment plan which does not involve the same life contingency.

You may make transfers from the Money Market Division at any time while a payment plan is in force. The Contracts provide that transfers between the other Divisions and transfers between payment plans may be made after the payment plan has been in force for at least 90 days and thereafter whenever at least 90 days have elapsed since the date of the last transfer. At present we permit transfers at any time. We will make the transfer as of the close of business on the valuation date coincident with or next following the date on which we receive the request for transfer at our Home Office, or at a later date you request.

Gender-Based Annuity Payment Rates Federal law, and the laws of certain states, may require that annuity considerations and annuity payment rates be determined without regard to the sex of the Annuitant. Because we offer the Contracts for use with HR-10 Plans where these rules may have general application, the annuity payment rates in the Contracts do not distinguish between male and female Annuitants. However, Contracts with sex-distinct rates are available on request. Prospective purchasers of the Contracts should review any questions in this area with qualified counsel.

Owners of the Contracts The Owner of the Contract has the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the retirement plan, but may be the employer or the Annuitant or other person. The Annuitant is the person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Annuitant. In this prospectus, "you" means the Owner or a prospective purchaser of the Contract.

Deferment of Benefit Payments We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a variable payment plan, until after the end of any period during which the right to redeem shares of either of the mutual funds is suspended, or payment of the redemption value is postponed, and for any period during which the New York Stock Exchange is closed or trading thereon is restricted or an emergency exists, so that valuation of the assets of the Fund or disposal of securities they hold is not reasonably practical; or as such deferment is otherwise permitted by applicable law.

Dividends The Contracts share in our divisible surplus, to the extent we determine annually, except while payments are being made under a variable payment plan. Distributions of divisible surplus are commonly referred to as "dividends". Any contributions to our divisible surplus would result from more favorable expense experience than we have assumed in determining the deductions. We do not expect the Contracts to make a significant contribution to our divisible surplus and we do not expect to pay dividends on the Contracts.

For the Back Load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. See "Mortality Rate and Expense Risk Charges", p. 34. The Contracts issued prior to the date of this prospectus do not include this conversion feature, and we currently pay dividends on some of those Contracts. See "Dividends for Contracts Issued Prior to March 31, 2000", p. 36.

Substitution and Change Pursuant to authority of our Board of Trustees, (a) we may invest the assets of a Division in securities of another mutual fund or another issuer, instead of the Portfolio or Fund in which you have invested, as a substitute for the shares you already have or as the securities to be purchased in the future, or (b) we may modify the provisions of the Contracts to assure qualification for the benefits provided by the provisions of the Internal Revenue Code relating to retirement annuity or variable annuity contracts, or to comply with any other applicable federal or state laws. In the event of any such substitution or change, we may make appropriate endorsement on Contracts having an interest in the Account and take such other action as may be necessary to effect the substitution or change.

Fixed Annuity Payment Plans We will also pay Contract benefits under fixed annuity payment plans which are not described in this Prospectus. If you select a fixed annuity, we will cancel the Accumulation Units credited to your Deferred Contract, we will transfer the withdrawal value of the Contract to our general account, and you will no longer have any interest in the Account. We may make a withdrawal charge in determining the withdrawal value. (See "Withdrawal Amount", p. 28, and "Withdrawal Charge", p. 34)

Financial Statements Financial statements of the Account and financial statements of Northwestern Mutual appear in the Statement of Additional Information.

                                                           Account A Prospectus

The Guaranteed Interest Fund

You may direct all or part of your purchase payments to the Guaranteed Interest Fund for investment on a fixed basis. You may transfer amounts previously invested in the Account Divisions to the Guaranteed Interest Fund, prior to the maturity date, and you may transfer amounts in the Guaranteed Interest Fund to the Account Divisions. In each case these transfers are subject, to the restrictions described in the Contract. Amounts you invest in the Guaranteed Interest Fund become part of our general assets. In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the Guaranteed Interest Fund under the Securities Act of 1933 and we have not registered the Guaranteed Interest Fund as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Fund nor any interests therein are generally subject to these Acts. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Fund. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the Guaranteed Interest Fund earn interest at rates we declare from time to time. We will guarantee the interest rate for each amount for at least one year. The interest rate will not be less than an annual effective rate of 1.0%. Some states may require an interest rate higher than 1.0%. At the expiration of the period for which we guarantee the interest rate, a new interest rate may apply. We credit interest and compound it daily. We determine the effective date for a transaction involving the Guaranteed Interest Fund in the same manner as the effective date for a transaction involving a Division of the Account.

Investments in the Guaranteed Interest Fund are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. To the extent that a purchase payment or transfer from a Division of the Account causes the Contract's interest in the Guaranteed Interest Fund to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until the you instruct us otherwise.

Transfers from the Guaranteed Interest Fund to the Account Divisions are subject to limits. After a transfer from the Guaranteed Interest Fund we will allow no further transfers from the Guaranteed Interest Fund for a period of 365 days; in addition, we will allow no further transfers back into the Guaranteed Interest Fund for a period of 90 days. The maximum amount that you may transfer from the Guaranteed Interest Fund in one transfer is the greater of (1) 25% of the amount that you had invested in the Guaranteed Interest Fund as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the Guaranteed Interest Fund. But in no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.)

The deduction for mortality rate and expense risks, as described below, is not assessed against amounts in the Guaranteed Interest Fund, and amounts in the Guaranteed Interest Fund do not bear any expenses of either of the mutual funds. Other charges under the Contracts apply for amounts in the Guaranteed Interest Fund as they are described in this prospectus for amounts you invest on a variable basis. (See "Deductions", p. 34). For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions.

--------------------------------------------------------------------------------
Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event Contracts should be issued pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. Also all of these changes will sunset (be repealed) in 2011, unless extended or made permanent.

Any employer, including a self-employed person, can establish a plan under
Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $41,000 or 100% of compensation or earned income up to $205,000 (dollar amounts as indexed for 2004). The employer's deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $13,000 for 2004, increasing by $1,000 annually to $15,000 in 2006,indexed thereafter. This annual dollar limit applies to the aggregate of all "elective deferrals" to all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $3,000 for 2004, $4,000 for 2005, and $5,000 for 2006, indexed thereafter.

Account A Prospectus

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, "top heavy" rules apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as annuity payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each benefit payment which represents a return of the employee's "investment in the contract" as defined in Section 72 until the entire "investment in the contract" is recovered. Benefits paid in a form other than an annuity will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a return of the employee's "investment in the contract." Benefits received as a "lump sum distribution" by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to the tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee or are paid on account of early retirement after age 55 or unless payments are made for medical expenses in excess of 7.5% of the employee's Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan.

Benefit payments will be subject to mandatory 20% withholding unless the payments are rolled over directly to traditional IRA or "eligible employer plan" that accepts rollovers. An "eligible employer plan" includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee's beneficiary) or over a period of 10 years or more, are "required minimum distributions," or are due to hardship.

Minimum Distribution Requirements As a general rule, the Plan is required to make certain required distributions to the employee during the employee's life and to the employee's beneficiary following the employee's death. A 50% penalty tax may be imposed on payments to the extent they are less than certain required minimum amounts.

The Plan must make the first required distribution by the "required beginning date" and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the employee and an assumed beneficiary who is ten years younger. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 701/2 or, if the employee is not a "5% owner" of the employer, the calendar year in which the employee retires.

Upon the death of the employee, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule: A beneficiary may take distributions based on the beneficiary's life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the employee's death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule: If the employee dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the employee's death.

Spousal Exceptions: If the employee's spouse elects the life expectancy rule, distributions do not need to begin until the end of the year following the year of the employee's death or, if later, by the end of the year the employee would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse's own required beginning date.

The rules governing Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Account. We are currently making no charge. (See "Net Investment Factor", p. 28 and "Deductions", p 34.)

                                                           Account A Prospectus

Deductions

We will make the following deductions:

Sales Load For the Front Load Contract we deduct a sales load from all purchase payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on cumulative purchase payments we have received and the rates in the table below:


           Cumulative Purchase Payments Paid Under the Contract Rate
           ---------------------------------------------------- ----
                          First $100,000....................... 4.5%
                          Next $400,000........................ 2.0%
                          Balance over $500,000................ 1.0%

Mortality Rate and Expense Risk Charges

Amount of Mortality Rate and Expense Risk Charges. The net investment factor (see "Net Investment Factor", p. 28) we use in determining the value of Accumulation and Annuity Units reflects a deduction on each valuation date for mortality rate and expense risks we have assumed. For the Front Load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.5% of the assets of the Account. For the Back Load Contract the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Account. For the Back Load Contracts the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.5% of the assets of the Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75% for the Front Load Contract, 1.50% for the Back Load Contract Class B Accumulation and Annuity Units, and 0.75% for the Back Load Contract Class A Accumulation and Annuity Units. We will not increase the deduction for mortality and expense risks for at least five years from the date of this prospectus.

Reduction in Mortality Rate and Expense Risk Charges. For the Back Load Contracts we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract value is at least $25,000 and the purchase payment which paid for the Class B Accumulation Units has reached Category Zero, that is, its withdrawal charge rate is 0%. See "Withdrawal Charge" p. 34.

As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in the Guaranteed Interest Fund. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Risks and Expenses. The risks we assume are (a) the risk that annuity payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected, and (b) the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts. We assume these risks for the duration of the Contract. The deduction for these risks is the only expense item paid by the Account to date. The mutual funds pay expenses which are described in the attached prospectuses for the mutual funds.

The net investment factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the mutual funds as described under "Substitution and Change", p. 31, and any applicable taxes, i.e., any tax liability we have paid or reserved for resulting from the maintenance or operation of a Division of the Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see "Taxation of Northwestern Mutual", p. 33), nor do we anticipate that maintenance or operation of the Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Account or to deduct any such tax liability in the computation of the net investment factor for such Contracts.

Contract Fee On each Contract anniversary prior to the maturity date we make a deduction of $30 for administrative expenses relating to a Deferred Contract during the prior year. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We currently are waiving the charge, if the Contract value on the Contract anniversary is $25,000 or more.

Withdrawal Charge

Withdrawal Charge Rates. For Back Load Contracts, a withdrawal charge free amount is available on a Contract if the Contract value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. Otherwise, we will deduct a withdrawal charge for sales expenses if you withdraw Class B Accumulation Units for cash. We will base the withdrawal charge on the Categories and the Rates in the table below. We base the amount in each Category on cumulative purchase payments you have made and on the number of Contract anniversaries that have occurred since you made each purchase payment.

Account A Prospectus

                                 Category Rate
                                 -------- ----
                                  Eight..  6%
                                  Seven..  6%
                                  Six....  6%
                                  Five...  5%
                                  Four...  4%
                                  Three..  3%
                                  Two....  2%
                                  One....  1%
                                  Zero...  0%

The first $100,000 of total purchase payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional purchase payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the contract. However, any amounts we use to determine the charge for a partial withdrawal will not be used to determine subsequent withdrawal charges.

Waiver of Withdrawal Charges. When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving purchase payments received prior to the date of death to Category Zero.

We will waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first contract year, in accordance with the terms of the Contract. You may not make purchase payments after we are given proof of a terminal illness or confinement.

We will make no withdrawal charge when you select a variable payment plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a variable payment plan which is not contingent on the payee's life (Plan 1).

For fixed payment plans the Contract provides for deduction of the withdrawal charge when the payment plan is selected. By current administrative practice, we will waive the withdrawal charge upon selection of a fixed payment plan for a certain period of 12 years or more (Plan 1) or any fixed payment plan which involves a life contingency (Plans 2 or 3) if you select the payment plan after the Contract has been in force for at least one full year.

Enhanced Death Benefit Charge On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. We deduct the charge from the Divisions of the Account and the Guaranteed Interest Fund in proportion to the amounts you have invested.

Premium Taxes The Contracts provide for the deduction of applicable premium taxes, if any, from purchase payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 1% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from purchase payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Expenses for the Portfolios and Funds The expenses borne by the Portfolios and Funds in which the assets of the Account are invested are described in the prospectuses for Northwestern Mutual Series Fund, Inc., the Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds. See the prospectuses attached to this prospectus.

Contracts Issued Prior to March 31, 2000 During the period prior to March 31, 2000 and after March 31, 1995 we issued both Front Load Contracts and Back Load Contracts. For the Front Load Contracts the deduction for sales expenses is 4% on the first $100,000, 2% on the next $400,000, 1% the next $500,000, and 0.5%
on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The charge against Accumulation Units for mortality and expense risks is 0.4% of the assets of the Account, which we may raise to a maximum rate of 0.75%. The charge against Annuity Units for mortality and expense risks is zero, which we may raise to a maximum rate of 0.75%. For the Back Load Contracts there is a surrender charge of 8% on the first $100,000 of purchase payments, 4% on the next $400,000, 2% on the next $500,000, and 1% on purchase payments in excess of $1 million, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available, but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for these Contracts is 1.25% of the assets of the Account, which we may raise to a maximum annual rate of 1.50%. The Annual Contract fee is $30. We currently waive the Contract fee if the Contract value is $50,000 or more.

Contracts Issued Prior to March 31, 1995 For Contracts issued prior to March 31, 1995 and after December 16, 1981 there is no front-end sales load but there is a surrender charge of 8% on the first $25,000 of purchase payments, 4% on the next $75,000 and 2% on purchase payments in excess of $100,000, based on total cumulative purchase payments paid under the Contract. The surrender charge applicable for each purchase payment reduces by 1% on each Contract anniversary. A withdrawal charge free amount is available,

                                                           Account A Prospectus
but the amount is limited by the excess of the Contract value over the cumulative purchase payments on the date of the withdrawal. The charge for mortality and expense risks for those Contracts is 1.25% of the assets of the Account. The annual Contract fee is the lesser of $30 or 1% of the Contract value. See the table of accumulation unit values on page 20.

Contracts Issued Prior to December 17, 1981 For Contracts issued prior to December 17, 1981 there is no surrender charge, but purchase payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000.
The charge for mortality and expense risks for these Contracts is 0.75% of the assets of the Account, which we may raise to a maximum annual rate of 1%. There is no annual Contract fee. See the table of accumulation unit values on page 23.

Dividends for Contracts Issued Prior to March 31, 2000   During the year 2004
we are paying dividends on approximately 16% of the in-force variable annuity Contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract value which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract's interest in the Account.

Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract value of less than $25,000, and over half of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2004 represents about 0.58% of the average variable Contract value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific contract is about 0.75%.

We pay any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase payment unless you elect to have the dividend paid in cash.

Internal Annuity Exchange As a matter of current practice, we permit owners of fixed dollar annuities we have previously issued to exchange those contracts for Front Load or Back Load Contracts without paying a second charge for sales expenses. This rule is subject to a number of exceptions and qualifications. We may change or withdraw it at any time.

In general, we permit only one such transaction in any 12-month period. Currently we make no charges on these transactions. Transactions on this basis are subject to a limit of 20% of the amount held under the fixed annuity contract in any 12-month period. Presently the limit is 25%.

Amounts exchanged from a fixed contract which provides for a surrender charge are not charged for sales expenses when the exchange is effected. We place these amounts in the same withdrawal charge category under the new Back Load Contract as they were before.

We place exchange proceeds from fixed contracts which have no surrender charge provisions in the 0% withdrawal charge category. As an alternative, exchange proceeds from such a fixed contract may be added to a Front Load Contract or to a Deferred Contract issued prior to December 17, 1981 without any deduction for sales expenses.

Fixed annuity contracts (which are not described in this prospectus) are available in exchange for the Contracts on a comparable basis.

--------------------------------------------------------------------------------

Distribution of the Contracts

We sell the Contracts through individuals who are licensed insurance agents appointed by Northwestern Mutual and are registered representatives of Northwestern Mutual Investment Services, LLC, our wholly-owned company. Northwestern Mutual Investment Services, LLC is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Northwestern Mutual Investment Services, LLC is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers. Where state law requires, these agents will also be licensed securities salesmen. Commissions paid to the agents on sales of the Contracts will not exceed 4% of purchase payments.

Account A Prospectus

Table of Contents for Statement of Additional Information

                                                                Page
                                                                ----
           DISTRIBUTION OF THE CONTRACTS....................... B-2
           DETERMINATION OF ANNUITY PAYMENTS................... B-2
            Amount of Annuity Payments......................... B-2
            Annuity Unit Value................................. B-3
            Illustrations of Variable Annuity Payments......... B-3
           VALUATION OF ASSETS OF THE ACCOUNT.................. B-3
           TRANSFERABILITY RESTRICTIONS........................ B-4
           EXPERTS............................................. B-4
           FINANCIAL STATEMENTS OF THE ACCOUNT (as
             of December 31, 2003 and for each of the two years
             in the period ended December 31, 2003)............ B-5

                                                                Page
                                                                ----
           Report of Independent Accountants (as of
             December 31, 2003 and for each of the two years in
             the period ended December 31, 2003)............... B-16
           FINANCIAL STATEMENTS OF NORTHWESTERN
             MUTUAL (as of December 31, 2003 and 2002 and
             for each of the three years in the period ended
             December 31, 2003)................................ B-17
           Report of Independent Accountants (as of
             December 31, 2003 and 2002 and for each of the
             three years in the period ended
             December 31, 2003)................................ B-43




--------------------------------------------------------------------------------


This Prospectus sets forth concisely the information about NML Variable Annuity Account A that a prospective investor ought to know before investing. Additional information about Account A has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from The Northwestern Mutual Life Insurance Company. To receive a copy, return the request form to the address listed below, or telephone 1-888-455-2232.



TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department
Room W04SE
720 East Wisconsin Avenue
Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account A to:

Name ___________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

City _______________________________________ State ____________ Zip ____________

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

NORTHWESTERN MUTUAL

NML Variable Annuity Account A

Individual Variable Annuity Contracts for
Retirement Plans of Self-Employed Persons and Their Employees

    Northwestern Mutual Series Fund Inc.
    Fidelity VIP Mid Cap Portfolio
    Russell Investment Funds

90-1765 (03/86) (Rev. 0404)

Prospectuses

Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371


[LOGO APPEARS HERE]

PO BOX 3095
MILWAUKEE WI 53201-3095


                                                                  PRSRT STD
                                                                  US POSTAGE
                                                                  PAID
                                                                  MILWAUKEE WI
                                                                  PERMIT NO. 426

                       STATEMENT OF ADDITIONAL INFORMATION

                           VARIABLE ANNUITY CONTRACTS
       (for Retirement Plans of Self-Employed Persons and their Employees)

                         NML VARIABLE ANNUITY ACCOUNT A
                                (the "Account"),
                        a separate investment account of
                 The Northwestern Mutual Life Insurance Company
                             ("Northwestern Mutual")

--------------------------------------------------------------------------------

          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contracts. A copy of the prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.

--------------------------------------------------------------------------------


          The Date of the Prospectus to which this Statement of Additional Information Relates is April 30, 2004.

          The Date of this Statement of Additional Information is April 30,
          2004.

                          DISTRIBUTION OF THE CONTRACTS

     The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS").

     NMIS may be considered the underwriter of the Contracts for purposes of the federal securities laws. The following amounts of commissions were paid on sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years:


Year       Amount
----    ------------
2003    $  2,297,473
2002    $  2,767,348
2001    $  3,043,695


                        DETERMINATION OF ANNUITY PAYMENTS


     The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: "Variable Payment Plans", p. 27, including "Description of Payment Plans", p. 27, "Amount of Annuity Payments", p. 27, and "Assumed Investment Rate", p. 28; "Dividends",
p. 29; "Net Investment Factor", p. 26; and "Deductions", p. 32.


     Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with age adjustment.

     Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

     The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

     The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

     Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

     The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

     Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

     (1)  Assumed number of Accumulation Units in
          Balanced Division on maturity date.................       25,000

     (2)  Assumed Value of an Accumulation Unit in
          Balanced Division at maturity......................   $ 2.000000

     (3)  Cash Value of Contract at maturity, (1) X (2)......   $   50,000

     (4)  Assumed applicable monthly payment rate per
          $1,000 from annuity rate table.....................   $     5.35

     (5)  Amount of first payment from Balanced Division,
          (3) X (4) divided by $1,000........................   $   267.50

     (6)  Assumed Value of Annuity Unit in
          Balanced Division at maturity......................   $ 1.500000

     (7)  Number of Annuity Units credited in
          Balanced Division, (5) divided by (6)..............       178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of
178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be
178.33 multiplied by $1.501000, or $267.68.

     However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

     For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

                       VALUATION OF ASSETS OF THE ACCOUNT

     The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

                          TRANSFERABILITY RESTRICTIONS

     Ownership of a Contract cannot be changed or the Contract sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual; except, that if the Owner of the Contract is a trustee of an employee trust qualified under the Code, or the custodian of a custodial account treated as such, it may transfer the Contract to a successor trustee or custodian. In addition, the trustee or custodian, as well as the employer under a qualified non-trusted pension plan, may assign the Contract to an employee upon termination of employment.

                                     EXPERTS


     The financial statements of the Account as of December 31, 2003 and for each of the two years in the period ended December 31, 2003 and of Northwestern Mutual as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

 Account A Financial Statements


NML Variable Annuity Account A
Statement of Assets and Liabilities
December 31, 2003
(in thousands)

Assets
  Investments at Market Value:
   Northwestern Mutual Series Fund, Inc.
    Small Cap Growth Stock
     9,545 shares (cost $17,467)........................................... $ 18,478
    T. Rowe Price Small Cap Value
     3,550 shares (cost $3,793)............................................    4,572
    Aggressive Growth Stock
     20,972 shares (cost $70,148)..........................................   57,087
    International Growth
     2,045 shares (cost $1,830)............................................    2,232
    Franklin Templeton International Equity
     20,576 shares (cost $31,048)..........................................   29,053
    AllianceBernstein Mid Cap Value
     337 shares (cost $385)................................................      444
    Index 400 Stock
     8,890 shares (cost $9,769)............................................   11,335
    Janus Capital Appreciation
     159 shares (cost $176)................................................      190
    Growth Stock
     13,103 shares (cost $28,118)..........................................   24,542
    Large Cap Core Stock
     14,902 shares (cost $19,410)..........................................   15,885
    Capital Guardian Domestic Equity
     3,517 shares (cost $2,966)............................................    3,535
    T. Rowe Price Equity Income
     397 shares (cost $454)................................................      484
    Index 500 Stock
     29,599 shares (cost $74,678)..........................................   80,656
    Asset Allocation
     4,730 shares (cost $4,346)............................................    4,815
    Balanced
     105,632 shares (cost $182,650)........................................  195,524
    High Yield Bond
     7,475 shares (cost $5,192)............................................    5,419
    Select Bond
     23,179 shares (cost $28,196)..........................................   29,252
    Money Market
     18,413 shares (cost $18,413)..........................................   18,413
   Fidelity VIP Mid Cap Portfolio
      43 shares (cost $934)................................................    1,031
   Russell Investment Funds
    Multi-Style Equity
     393 shares (cost $4,730)..............................................    4,547
    Aggressive Equity
     280 shares (cost $3,203)..............................................    3,765
    Non-U.S.
     364 shares (cost $3,371)..............................................    3,551
    Core Bond
     237 shares (cost $2,477)..............................................    2,477
    Real Estate Securities
     403 shares (cost $4,560)..............................................    5,521 $522,808
                                                                            --------
  Due from Northwestern Mutual Life Insurance Company......................                21
                                                                                     --------
      Total Assets.........................................................          $522,829
                                                                                     ========
Liabilities
  Due to Participants......................................................          $    807
  Due to Northwestern Mutual Life Insurance Company........................                82
                                                                                     --------
      Total Liabilities....................................................               889
                                                                                     --------
Equity
  Contracts Issued Prior to December 17, 1981..............................            38,264
  Contracts Issued After December 16, 1981 and Prior to March 31, 1995.....           348,737
  Contracts Issued On or After March 31, 1995 and Prior to March 31, 2000:
   Front Load Version......................................................            18,495
   Back Load Version.......................................................            88,461
  Contracts Issued On or After March 31, 2000:
   Front Load Version......................................................             2,976
   Back Load Version.......................................................            25,007
                                                                                     --------
      Total Equity.........................................................           521,940
                                                                                     --------
      Total Liabilities and Equity.........................................          $522,829
                                                                                     ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account A

 Account A Financial Statements


NML Variable Annuity Account A
Statements of Operations
(in thousands)

                                                          Investment Income
                                                 -----------------------------------
                                                          Annuity Rate
                                                 Dividend and Expense  Net Investment
                                                  Income   Guarantees  Income (Loss)
-------------------------------------------------------------------------------------
Year Ended December 31, 2003
Small Cap Growth Stock Division.................  $   --    $  (187)       $ (187)
T. Rowe Price Small Cap Value Division..........      --        (36)          (36)
Aggressive Growth Stock Division................      --       (640)         (640)
International Growth Division...................      14        (14)           --
Franklin Templeton International Equity Division     408       (284)          124
AllianceBernstein Mid Cap Value Division #......       2         (2)           --
Index 400 Stock Division........................      66       (107)          (41)
Janus Capital Appreciation Division #...........      --         (1)           (1)
Growth Stock Division...........................     194       (280)          (86)
Large Cap Core Stock Division...................     139       (167)          (28)
Capital Guardian Domestic Equity Division.......      47        (26)           21
T. Rowe Price Equity Income Division #..........       4         (2)            2
Index 500 Stock Division........................   1,074       (815)          259
Asset Allocation Division.......................      78        (39)           39
Balanced Division...............................   6,026     (2,229)        3,797
High Yield Bond Division........................      11        (59)          (48)
Select Bond Division............................   1,248       (358)          890
Money Market Division...........................     300       (280)           20
Fidelity VIP Mid Cap Division #.................      --         (4)           (4)
Russell Multi-Style Equity Division.............      26        (41)          (15)
Russell Aggressive Equity Division..............       3        (33)          (30)
Russell Non-U.S. Division.......................      78        (31)           47
Russell Core Bond Division......................      92        (31)           61
Russell Real Estate Securities Division.........     227        (48)          179
Year Ended December 31, 2002
Small Cap Growth Stock Division.................  $   26    $  (198)       $ (172)
T. Rowe Price Small Cap Value Division..........      14        (26)          (12)
Aggressive Growth Stock Division................      61       (766)         (705)
International Growth Division...................       3         (5)           (2)
Franklin Templeton International Equity Division     574       (327)          247
Index 400 Stock Division........................      76       (109)          (33)
Growth Stock Division...........................     324       (337)          (13)
Large Cap Core Stock Division...................     170       (212)          (42)
Capital Guardian Domestic Equity Division.......      20        (12)            8
Index 500 Stock Division........................   1,197       (976)          221
Asset Allocation Division.......................      45        (22)           23
Balanced Division...............................   7,949     (2,466)        5,483
High Yield Bond Division........................     456        (55)          401
Select Bond Division............................   1,181       (299)          882
Money Market Division...........................     440       (304)          136
Russell Multi-Style Equity Division.............      22        (41)          (19)
Russell Aggressive Equity Division..............      --        (29)          (29)
Russell Non-U.S. Division.......................      41        (32)            9
Russell Core Bond Division......................      55        (23)           32
Russell Real Estate Securities Division.........     142        (30)          112

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account A

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

   Realized and Unrealized Gain (Loss) on Investments
 -------------------------------------------------------
 Realized Gain    Unrealized Appreciation     Net Gain    Increase (Decrease)
   (Loss) on   (Depreciation) of Investments  (Loss) on  in Equity Derived from
  Investments        During the Period       Investments  Investment Activity
 ------------------------------------------------------------------------------

    $  (817)             $  5,347             $  4,530          $  4,343
        (87)                1,067                  980               944
     (4,723)               16,613               11,890            11,250
         --                   469                  469               469
     (1,889)                9,917                8,028             8,152
         12                    58                   70                70
       (344)                3,079                2,735             2,694
          1                    14                   15                14
     (2,074)                5,970                3,896             3,810
     (1,905)                4,887                2,982             2,954
       (141)                  803                  662               683
          8                    30                   38                40
     (1,048)               18,294               17,246            17,505
        (81)                  701                  620               659
       (550)               25,366               24,816            28,613
       (321)                1,567                1,246             1,198
      1,416                  (949)                 467             1,357
         --                    --                   --                20
         46                    96                  142               138
       (338)                1,264                  926               911
        (83)                1,207                1,124             1,094
       (389)                1,237                  848               895
        119                   (56)                  63               124
        121                 1,025                1,146             1,325

    $  (785)             $ (2,610)            $ (3,395)         $ (3,567)
        (73)                 (329)                (402)             (414)
     (4,414)              (10,937)             (15,351)          (16,056)
         (3)                  (59)                 (62)              (64)
     (2,073)               (3,472)              (5,545)           (5,298)
       (352)               (1,217)              (1,569)           (1,602)
     (1,842)               (5,170)              (7,012)           (7,025)
     (2,738)               (3,694)              (6,432)           (6,474)
        (54)                 (248)                (302)             (294)
        483               (23,945)             (23,462)          (23,241)
        (35)                 (244)                (279)             (256)
     (1,610)              (23,128)             (24,738)          (19,255)
       (439)                 (179)                (618)             (217)
        437                 1,426                1,863             2,745
         --                    --                   --               136
       (547)                 (495)              (1,042)           (1,061)
       (133)                 (409)                (542)             (571)
       (459)                  (80)                (539)             (530)
         85                    26                  111               143
          3                   (90)                 (87)               25

                                                 NML Variable Annuity Account A

 Account A Financial Statements


NML Variable Annuity Account A
Statements of Changes in Equity
(in thousands)

                                                                        Operations
                                                 -------------------------------------------------------
                                                                                Net          Increase
                                                                             Change in     (Decrease) in
                                                      Net          Net       Unrealized   Equity Derived
                                                  Investment    Realized    Appreciation  from Investment
                                                 Income (Loss) Gain (Loss) (Depreciation)    Activity
---------------------------------------------------------------------------------------------------------
Year Ended December 31, 2003
Small Cap Growth Stock Division.................    $ (187)      $  (817)     $  5,347       $  4,343
T. Rowe Price Small Cap Value Division..........       (36)          (87)        1,067            944
Aggressive Growth Stock Division................      (640)       (4,723)       16,613         11,250
International Growth Division...................        --            --           469            469
Franklin Templeton International Equity Division       124        (1,889)        9,917          8,152
AllianceBernstein Mid Cap Value Division #......        --            12            58             70
Index 400 Stock Division........................       (41)         (344)        3,079          2,694
Janus Capital Appreciation Division #...........        (1)            1            14             14
Growth Stock Division...........................       (86)       (2,074)        5,970          3,810
Large Cap Core Stock Division...................       (28)       (1,905)        4,887          2,954
Capital Guardian Domestic Equity Division.......        21          (141)          803            683
T. Rowe Price Equity Income Division #..........         2             8            30             40
Index 500 Stock Division........................       259        (1,048)       18,294         17,505
Asset Allocation Division.......................        39           (81)          701            659
Balanced Division...............................     3,797          (550)       25,366         28,613
High Yield Bond Division........................       (48)         (321)        1,567          1,198
Select Bond Division............................       890         1,416          (949)         1,357
Money Market Division...........................        20            --            --             20
Fidelity VIP Mid Cap Division #.................        (4)           46            96            138
Russell Multi-Style Equity Division.............       (15)         (338)        1,264            911
Russell Aggressive Equity Division..............       (30)          (83)        1,207          1,094
Russell Non-U.S. Division.......................        47          (389)        1,237            895
Russell Core Bond Division......................        61           119           (56)           124
Russell Real Estate Securities Division.........       179           121         1,025          1,325
Year Ended December 31, 2002
Small Cap Growth Stock Division.................    $ (172)      $  (785)     $ (2,610)      $ (3,567)
T. Rowe Price Small Cap Value Division..........       (12)          (73)         (329)          (414)
Aggressive Growth Stock Division................      (705)       (4,414)      (10,937)       (16,056)
International Growth Division...................        (2)           (3)          (59)           (64)
Franklin Templeton International Equity Division       247        (2,073)       (3,472)        (5,298)
Index 400 Stock Division........................       (33)         (352)       (1,217)        (1,602)
Growth Stock Division...........................       (13)       (1,842)       (5,170)        (7,025)
Large Cap Core Stock Division...................       (42)       (2,738)       (3,694)        (6,474)
Capital Guardian Domestic Equity Division.......         8           (54)         (248)          (294)
Index 500 Stock Division........................       221           483       (23,945)       (23,241)
Asset Allocation Division.......................        23           (35)         (244)          (256)
Balanced Division...............................     5,483        (1,610)      (23,128)       (19,255)
High Yield Bond Division........................       401          (439)         (179)          (217)
Select Bond Division............................       882           437         1,426          2,745
Money Market Division...........................       136            --            --            136
Russell Multi-Style Equity Division.............       (19)         (547)         (495)        (1,061)
Russell Aggressive Equity Division..............       (29)         (133)         (409)          (571)
Russell Non-U.S. Division.......................         9          (459)          (80)          (530)
Russell Core Bond Division......................        32            85            26            143
Russell Real Estate Securities Division.........       112             3           (90)            25

#  The initial investment in this Division was made on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account A

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------



                         Equity Transactions                                            Equity
----------------------------------------------------------------------            ------------------
                                                           Increase
                                  Transfers  Transfers  (Decrease) in     Net
  Contract            Surrenders  from Other  to Other  Equity Derived  Increase  Beginning   End
  Owners'    Annuity      and     Divisions  Divisions   from Equity   (Decrease)    of        of
Net Payments Payments Other (net) or Sponsor or Sponsor  Transactions  in Equity   Period    Period
----------------------------------------------------------------------------------------------------

  $ 1,691     $  (2)   $ (1,913)   $ 4,438    $ (4,512)    $   (298)    $  4,045  $ 14,421  $ 18,466
      622        --        (446)     2,709      (1,951)         934        1,878     2,694     4,572
    4,213       (28)     (7,671)     5,148      (7,808)      (6,146)       5,104    51,983    57,087
      231        --         (37)     1,930        (959)       1,165        1,634       598     2,232
    1,961       (13)     (3,483)     4,587      (4,662)      (1,610)       6,542    22,509    29,051
       66        --          (2)       457        (148)         373          443        --       443
    1,217        (4)     (1,769)     4,785      (3,911)         318        3,012     8,323    11,335
       39        --          (9)       154          (8)         176          190        --       190
    2,312        (3)     (3,795)     4,018      (5,293)      (2,761)       1,049    23,491    24,540
    1,434       (71)     (2,308)     2,136      (1,989)        (798)       2,156    13,717    15,873
      424       (10)       (380)     3,099      (1,951)       1,182        1,865     1,670     3,535
       55        --          (4)       526        (133)         444          484        --       484
    5,066      (228)    (11,228)    10,444     (10,285)      (6,231)      11,274    69,294    80,568
      913        --        (683)     2,154      (1,025)       1,359        2,018     2,797     4,815
    9,659      (600)    (21,746)     8,516     (10,744)     (14,915)      13,698   181,291   194,989
      588       (18)       (732)     2,767      (2,645)         (40)       1,158     4,267     5,425
    2,723       (86)     (5,006)     9,655     (10,829)      (3,543)      (2,186)   31,434    29,248
    4,170       (37)     (6,679)     8,733     (14,593)      (8,406)      (8,386)   26,587    18,201
       96        --         (11)     1,340        (533)         892        1,030        --     1,030
      464        (6)       (443)     2,871      (2,355)         531        1,442     3,104     4,546
      337        --        (706)     3,366      (2,546)         451        1,545     2,219     3,764
      339        (2)       (450)     2,550      (2,092)         345        1,240     2,311     3,551
      277        --        (487)     2,278      (2,023)          45          169     2,305     2,474
      736        (3)       (531)     3,665      (2,728)       1,139        2,464     3,057     5,521

  $ 1,990     $  (2)   $ (1,772)   $ 5,993    $ (3,844)    $  2,365     $ (1,202) $ 15,623  $ 14,421
      744       (21)       (399)     4,185      (1,985)       2,524        2,110       584     2,694
    5,565       (30)     (9,556)     5,187     (10,758)      (9,592)     (25,648)   77,631    51,983
      198        --         (15)       678        (356)         505          441       157       598
    2,567       (14)     (4,346)     3,446      (4,630)      (2,977)      (8,275)   30,784    22,509
    1,618       (14)     (1,479)     4,135      (3,493)         767         (835)    9,158     8,323
    3,233        (4)     (3,860)     3,299      (4,869)      (2,201)      (9,226)   32,717    23,491
    2,184       (51)     (3,074)     2,022      (3,947)      (2,866)      (9,340)   23,057    13,717
      449        --        (121)     2,055        (709)       1,674        1,380       290     1,670
    6,935      (273)    (14,951)     8,032     (12,115)     (12,372)     (35,613)  104,907    69,294
      578        --        (147)     2,148        (326)       2,253        1,997       800     2,797
   11,208      (640)    (31,038)     8,932     (16,839)     (28,377)     (47,632)  228,923   181,291
      633        (4)       (895)     1,378      (1,636)        (524)        (741)    5,008     4,267
    2,605       (82)     (4,465)    11,827      (4,953)       4,932        7,677    23,757    31,434
    4,308       (34)     (8,347)    17,060     (13,683)        (696)        (560)   27,147    26,587
      566        (7)       (651)     2,286      (2,140)          54       (1,007)    4,111     3,104
      320        --        (210)     1,428      (1,623)         (85)        (656)    2,875     2,219
      361        (2)       (356)     1,492      (1,516)         (21)        (551)    2,862     2,311
      299        --        (469)     1,570        (739)         661          804     1,501     2,305
      597        (8)       (375)     2,817      (1,819)       1,212        1,237     1,820     3,057

                                                 NML Variable Annuity Account A

 Financial Highlights


NML Variable Annuity Account A
(For a unit outstanding during the period)


                                                                  Dividend
                                                                Income as a % Expense Ratio,
                                            Unit Value(3),       of Average     Lowest to     Total Return(4),
Division                                   Lowest to Highest     Net Assets      Highest      Lowest to Highest
-----------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock
  Year Ended 12/31/03.................. $0.774833 to $ 2.035993     0.00%     .40% to 1.25%    31.41%  to  32.53%
  Year Ended 12/31/02.................. $0.702869 to $ 1.536295     0.16%     .40% to 1.25%  (19.44%) to (18.75%)
  Year Ended 12/31/01.................. $0.865935 to $ 1.890848     0.01%     .40% to 1.25%   (4.97%) to  (4.15%)
T. Rowe Price Small Cap Value (1)
  Year Ended 12/31/03.................. $1.119619 to $ 1.298296     0.00%     .40% to 1.25%    33.48%  to  34.61%
  Year Ended 12/31/02.................. $0.943905 to $ 0.955324     0.57%     .40% to 1.25%   (6.75%) to  (5.96%)
  Period Ended 12/31/01................ $1.012260 to $ 1.015860     0.44%     .40% to 1.25%     1.23%  to   1.59%
Aggressive Growth Stock
  Year Ended 12/31/03.................. $0.582765 to $ 4.593218     0.00%     .40% to 1.25%    23.15%  to  24.19%
  Year Ended 12/31/02.................. $0.564112 to $ 3.711325     0.10%     .40% to 1.25%  (22.13%) to (21.47%)
  Year Ended 12/31/01.................. $0.719033 to $ 4.742335    22.82%     .40% to 1.25%  (20.88%) to (20.20%)
International Growth Stock (1)
  Year Ended 12/31/03.................. $0.951794 to $ 1.103798     1.09%     .40% to 1.25%    37.27%  to  38.43%
  Year Ended 12/31/02.................. $0.780276 to $ 0.789715     0.73%     .40% to 1.25%  (13.42%) to (12.69%)
  Period Ended 12/31/01................ $0.901258 to $ 0.904464     0.00%     .40% to 1.25%   (9.87%) to  (9.55%)
Franklin Templeton International Equity
  Year Ended 12/31/03.................. $0.814836 to $ 2.282107     1.70%     .40% to 1.25%    38.72%  to  39.90%
  Year Ended 12/31/02.................. $0.700185 to $ 1.636881     2.12%     .40% to 1.25%  (18.43%) to (17.73%)
  Year Ended 12/31/01.................. $0.851962 to $ 1.996677    10.94%     .40% to 1.25%  (15.07%) to (14.35%)
AllianceBernstein Mid Cap Value (2)
  Period Ended 12/31/03................ $1.278131 to $ 1.331554     0.84%     .40% to 1.25%    32.05%  to  32.80%
Index 400 Stock
  Year Ended 12/31/03.................. $0.973657 to $ 1.487736     0.72%     .40% to 1.25%    33.34%  to  34.47%
  Year Ended 12/31/02.................. $0.870423 to $ 1.106344     0.82%     .40% to 1.25%  (15.60%) to (14.88%)
  Year Ended 12/31/01.................. $1.023646 to $ 1.299809     1.20%     .40% to 1.25%   (1.90%) to  (1.06%)
Janus Capital Appreciation (2)
  Period Ended 12/31/03................ $1.150894 to $ 1.199010     0.11%     .40% to 1.25%    18.91%  to  19.58%
Growth Stock
  Year Ended 12/31/03.................. $0.607527 to $ 2.369404     0.83%     .40% to 1.25%    17.47%  to  18.47%
  Year Ended 12/31/02.................. $0.616498 to $ 2.006974     1.16%     .40% to 1.25%  (21.81%) to (21.15%)
  Year Ended 12/31/01.................. $0.782628 to $ 2.554121     4.47%     .40% to 1.25%  (15.29%) to (14.56%)
Large Cap Core Stock
  Year Ended 12/31/03.................. $0.597703 to $ 1.929029     0.97%     .40% to 1.25%    22.51%  to  23.56%
  Year Ended 12/31/02.................. $0.581563 to $ 1.566688     0.96%     .40% to 1.25%  (29.09%) to (28.49%)
  Year Ended 12/31/01.................. $0.814020 to $ 2.198364     3.66%     .40% to 1.25%   (8.92%) to  (8.14%)
Capital Guardian Domestic Equity (1)
  Year Ended 12/31/03.................. $0.892738 to $ 1.035954     2.02%     .40% to 1.25%    32.74%  to  33.87%
  Year Ended 12/31/02.................. $0.756787 to $ 0.765966     1.82%     .40% to 1.25%  (22.22%) to (21.56%)
  Period Ended 12/31/01................ $0.973004 to $ 0.976476     0.72%     .40% to 1.25%   (2.70%) to  (2.35%)
T. Rowe Price Equity Income (2)
  Period Ended 12/31/03................ $1.186753 to $ 1.236357     2.70%     .40% to 1.25%    22.61%  to  23.30%
Index 500 Stock
  Year Ended 12/31/03.................. $0.642741 to $ 3.938953     1.49%     .40% to 1.25%    26.84%  to  27.92%
  Year Ended 12/31/02.................. $0.604035 to $ 3.089894     1.40%     .40% to 1.25%  (23.04%) to (22.38%)
  Year Ended 12/31/01.................. $0.779001 to $ 3.994853     4.55%     .40% to 1.25%  (12.98%) to (12.23%)
Asset Allocation (1)
  Year Ended 12/31/03.................. $0.913778 to $ 1.059291     2.12%     .40% to 1.25%    19.13%  to  20.14%
  Year Ended 12/31/02.................. $0.863125 to $ 0.873571     2.26%     .40% to 1.25%  (11.37%) to (10.62%)
  Period Ended 12/31/01................ $0.973862 to $ 0.977328     1.20%     .40% to 1.25%   (2.61%) to  (2.27%)

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

NML Variable Annuity Account A

 Financial Highlights

(For a unit outstanding during the period)

                                                         Dividend
                                                       Income as a % Expense Ratio,
                                   Unit Value(3),       of Average     Lowest to     Total Return(4),
Division                          Lowest to Highest     Net Assets      Highest      Lowest to Highest
--------------------------------------------------------------------------------------------------------
Balanced
  Year Ended 12/31/03......... $0.843358 to $ 8.329807     3.25%     .40% to 1.25%    16.53%  to  17.52%
  Year Ended 12/31/02......... $0.862735 to $ 7.112654     3.92%     .40% to 1.25%   (8.68%) to  (7.91%)
  Year Ended 12/31/01......... $0.937735 to $ 7.750204     8.01%     .40% to 1.25%   (4.36%) to  (3.54%)
High Yield Bond
  Year Ended 12/31/03......... $0.908491 to $ 1.905353     0.21%     .40% to 1.25%    27.46%  to  28.54%
  Year Ended 12/31/02......... $0.972766 to $ 1.487426     9.94%     .40% to 1.25%   (4.10%) to  (3.28%)
  Year Ended 12/31/01......... $1.006773 to $ 1.543249    10.16%     .40% to 1.25%     3.72%  to   4.61%
Select Bond
  Year Ended 12/31/03......... $1.154879 to $10.584441     3.93%     .40% to 1.25%     4.18%  to   5.07%
  Year Ended 12/31/02......... $1.321394 to $10.108841     4.40%     .40% to 1.25%    10.70%  to  11.64%
  Year Ended 12/31/01......... $1.184790 to $ 9.086342     5.71%     .40% to 1.25%     8.99%  to   9.92%
Money Market
  Year Ended 12/31/03......... $0.916015 to $ 3.045469     1.26%     .40% to 1.25%    (0.02%) to   0.83%
  Year Ended 12/31/02......... $1.092171 to $ 3.030949     1.65%     .40% to 1.25%     0.39%  to   1.25%
  Year Ended 12/31/01......... $1.079788 to $ 3.004024     3.80%     .40% to 1.25%     2.62%  to   3.50%
Fidelity VIP Mid Cap (2)
  Period Ended 12/31/03....... $1.350258 to $ 1.406699     0.00%     .40% to 1.25%    39.50%  to  40.29%
Russell Multi-Style Equity
  Year Ended 12/31/03......... $0.601990 to $11.740732     0.72%     .40% to 1.25%    27.26%  to  28.34%
  Year Ended 12/31/02......... $0.574187 to $ 0.613006     0.60%     .40% to 1.25%  (24.14%) to (23.50%)
  Year Ended 12/31/01......... $0.751294 to $ 0.801293     2.33%     .40% to 1.25%  (15.28%) to (14.55%)
Russell Aggressive Equity
  Year Ended 12/31/03......... $0.878142 to $13.489469     0.11%     .40% to 1.25%    43.79%  to  45.01%
  Year Ended 12/31/02......... $0.727980 to $ 0.857996     0.00%     .40% to 1.25%  (20.06%) to (19.38%)
  Year Ended 12/31/01......... $0.903873 to $ 1.064253     0.11%     .40% to 1.25%   (3.58%) to  (2.76%)
Russell Non-U.S.
  Year Ended 12/31/03......... $0.640701 to $10.238075     2.94%     .40% to 1.25%    37.07%  to  38.23%
  Year Ended 12/31/02......... $0.557227 to $ 0.699179     1.48%     .40% to 1.25%  (16.20%) to (15.49%)
  Year Ended 12/31/01......... $0.659991 to $ 0.827309     0.60%     .40% to 1.25%  (23.00%) to (22.34%)
Russell Core Bond
  Year Ended 12/31/03......... $1.016235 to $12.042920     3.47%     .40% to 1.25%     4.83%  to   5.72%
  Year Ended 12/31/02......... $1.217720 to $ 1.256188     2.87%     .40% to 1.25%     7.49%  to   8.40%
  Year Ended 12/31/01......... $1.132872 to $ 1.158815     5.90%     .40% to 1.25%     6.07%  to   6.97%
Russell Real Estate Securities
  Year Ended 12/31/03......... $1.361016 to $15.969751     5.35%     .40% to 1.25%    35.51%  to  36.66%
  Year Ended 12/31/02......... $1.261665 to $ 1.375137     5.39%     .40% to 1.25%     2.51%  to   3.39%
  Year Ended 12/31/01......... $1.230726 to $ 1.331406     5.13%     .40% to 1.25%     6.49%  to   7.40%

(1)Division commenced operations on July 31, 2001.
(2)Division commenced operations on May 1, 2003.
(3)The lowest and highest unit value is as of the respective period-end date.
(4)Total Return includes deductions for management and other expenses; excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                                 NML Variable Annuity Account A

 Notes to Financial Statements


NML Variable Annuity Account A
December 31, 2003


Note 1 -- NML Variable Annuity Account A (the "Account") is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable annuity contracts ("contracts") for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code. Currently, two versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments and Back Load contracts with a withdrawal charge of 0-6%.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

Note 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption prices per share. The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Note 4 -- Annuity reserves, included in equity, are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Mortality Table with assumed interest rates of 3.5% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Annuity Table a adjusted with assumed interest rates of 3.5% or 5%.

Note 5 -- Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Transactions in the Funds' shares are accounted for on the trade date. The basis for determining cost on sale of the Funds' shares is identified cost. Purchases and sales of the Funds' shares for the period ended December 31, 2003 by each Division are shown as follows: (in thousands)

           Division                                Purchases  Sales
           --------                                --------- -------
           Small Cap Growth Stock.................  $ 2,098  $ 2,572
           T. Rowe Price Small Cap Value..........    1,370      470
           Aggressive Growth Stock................    4,682   11,452
           International Growth...................    1,205       41
           Franklin Templeton International Equity    2,604    4,108
           AllianceBernstein Mid Cap Value........      378        1
           Index 400 Stock........................    2,160    1,890
           Janus Capital Appreciation.............      185       10
           Growth Stock...........................    2,817    5,659
           Large Cap Core Stock...................    1,992    2,792
           Capital Guardian Domestic Equity.......    1,610      408
           T. Rowe Price Equity Income............      492       45
           Index 500 Stock........................    7,109   12,828
           Asset Allocation.......................    2,101      705
           Balanced...............................   16,457   27,359
           High Yield Bond........................      880      986
           Select Bond............................    5,896    7,839
           Money Market...........................    4,781   13,001
           Fidelity VIP Mid Cap...................      900       12
           Russell Multi-Style Equity.............    1,118      540
           Russell Aggressive Equity..............    1,216      859
           Russell Non-U.S........................      907      488
           Russell Core Bond......................      618      489
           Russell Real Estate Securities.........    1,929      611

Note 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of .75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.5% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense

NML Variable Annuity Account A

 Notes to Financial Statements


guarantees is determined daily at annual rates of .4% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5%, respectively.

For contracts issued on or after March 31, 2000, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of .5% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed .75% and 1.5% annual rate, respectively. The current charges will not be increased for five years from the date of the most recent Prospectus.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is reinvested in the Account and has been reflected as a Contract Owners' Net Payment in the accompanying financial statements.

Note 7 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

Note 8 -- The changes in units outstanding for the years ended December 31, 2003 and 2002 by each Division are shown as follows: (in thousands)

                                                                      Net
                                                   Units   Units    Increase
                                                   Issued Redeemed (Decrease)
  ---------------------------------------------------------------------------

  Year Ended December 31, 2003
  Small Cap Growth Stock Division................. 1,313   1,642       (329)
  T. Rowe Price Small Cap Value Division.......... 1,206     443        763
  Aggressive Growth Stock Division................ 1,345   2,925     (1,580)
  International Growth Division................... 1,358      47      1,311
  Franklin Templeton International Equity Division 1,303   2,311     (1,008)
  AllianceBernstein Mid Cap Value Division #......   337       1        336
  Index 400 Stock Division........................ 1,782   1,619        163
  Janus Capital Appreciation Division #...........   168       8        160
  Growth Stock Division........................... 1,345   2,675     (1,330)
  Large Cap Core Stock Division................... 1,234   1,742       (508)
  Capital Guardian Domestic Equity Division....... 1,622     514      1,108
  T. Rowe Price Equity Income Division #..........   427      40        387
  Index 500 Stock Division........................ 1,955   3,820     (1,865)
  Asset Allocation Division....................... 2,218     791      1,427
  Balanced Division............................... 1,670   4,645     (2,975)
  High Yield Bond Division........................   591     591         --
  Select Bond Division............................   560     761       (201)
  Money Market Division........................... 1,793   4,875     (3,082)
  Fidelity VIP Mid Cap Division #.................   748       9        739
  Russell Multi-Style Equity Division............. 1,623     801        822
  Russell Aggressive Equity Division.............. 1,288     805        483
  Russell Non-U.S. Division....................... 1,113     696        417
  Russell Core Bond Division......................   429     390         39
  Russell Real Estate Securities Division......... 1,208     427        781

  Year Ended December 31, 2002
  Small Cap Growth Stock Division................. 2,648   1,414      1,234
  T. Rowe Price Small Cap Value Division.......... 2,848     576      2,272
  Aggressive Growth Stock Division................ 1,621   4,041     (2,420)
  International Growth Division...................   612      19        593
  Franklin Templeton International Equity Division 1,584   3,233     (1,649)
  Index 400 Stock Division........................ 2,092   1,434        658
  Growth Stock Division........................... 1,660   2,704     (1,044)
  Large Cap Core Stock Division................... 1,396   3,092     (1,696)
  Capital Guardian Domestic Equity Division....... 2,093     188      1,905
  Index 500 Stock Division........................ 2,331   6,179     (3,848)
  Asset Allocation Division....................... 2,609     192      2,417
  Balanced Division............................... 1,930   6,249     (4,319)
  High Yield Bond Division........................   459     839       (380)
  Select Bond Division............................ 1,423     629        794
  Money Market Division........................... 3,242   3,748       (506)
  Russell Multi-Style Equity Division............. 1,243   1,265        (22)
  Russell Aggressive Equity Division..............   367     466        (99)
  Russell Non-U.S. Division.......................   585     716       (131)
  Russell Core Bond Division...................... 1,050     485        565
  Russell Real Estate Securities Division......... 1,489     529        960

#The initial investment in this Division was made on May 1, 2003.

                                                 NML Variable Annuity Account A

 Notes to Financial Statements



Note 9 -- Equity Values by Division are shown as follows:
(in thousands, except accumulation unit values)

                                                                                 Contracts Issued:
                                               Contracts Issued:            After December 16, 1981 and
                                           Prior to December 17, 1981         Prior to March 31, 1995
                                        -------------------------------- ---------------------------------
                                        Accumulation    Units            Accumulation    Units
Division                                 Unit Value  Outstanding Equity   Unit Value  Outstanding  Equity
----------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $ 2.003241       201    $   403  $1.956937      6,049    $ 11,838
T. Rowe Price Small Cap Value..........    1.275243       228        291   1.259912      1,656       2,086
Aggressive Growth Stock................    4.593218       240      1,102   4.302813      8,811      37,912
International Growth...................    1.084083        34         37   1.071062      1,024       1,097
Franklin Templeton International Equity    2.282107       316        721   2.163493      9,085      19,655
AllianceBernstein Mid Cap Value........    1.324927         7          9   1.320512        203         268
Index 400 Stock........................    1.463815       228        334   1.429987      3,985       5,698
Janus Capital Appreciation.............    1.193045         6          7   1.189063         44          52
Growth Stock...........................    2.369404       304        720   2.257547      5,807      13,110
Large Cap Core Stock...................    1.929029       112        216   1.837972      4,940       9,080
Capital Guardian Domestic Equity.......    1.016839        96         98   1.004585      1,524       1,531
T. Rowe Price Equity Income............    1.230194         5          6   1.226098        244         299
Index 500 Stock........................    3.938953     3,555     14,003   3.690039     11,698      43,166
Asset Allocation.......................    1.040782        46         48    1.02826      2,383       2,450
Balanced...............................    8.329807     1,310     10,912    7.46178     20,610     153,787
High Yield Bond........................    1.905353        83        158   1.815388      1,456       2,643
Select Bond............................   10.584441       456      4,827   9.479507      1,588      15,053
Money Market...........................    3.045469       389      1,185   2.728314      3,704      10,106
Fidelity VIP Mid Cap...................    1.399684        26         36   1.395022        483         674
Russell Multi-Style Equity.............    0.774096         7          5   0.756197      3,138       2,373
Russell Aggressive Equity..............    1.224208       109        133   1.195908      1,962       2,346
Russell Non-U.S........................    0.950951        36         34   0.928976      2,073       1,926
Russell Core Bond......................    1.306711        10         13   1.276523        777         992
Russell Real Estate Securities.........    1.750140        48         84   1.709672      1,509       2,580
                                                                 -------                          --------
  Equity...............................                           35,382                           340,722
  Annuity Reserves.....................                            2,882                             8,015
                                                                 -------                          --------
  Total Equity.........................                          $38,264                          $348,737
                                                                 =======                          ========

                                               Contracts Issued:                Contracts Issued:
                                         On or After March 31, 1995 and   On or After March 31, 1995 and
                                            Prior to March 31, 2000          Prior to March 31, 2000
                                               Front Load Version               Back Load Version
                                        -------------------------------- --------------------------------
                                        Accumulation    Units            Accumulation    Units
Division                                 Unit Value  Outstanding Equity   Unit Value  Outstanding Equity
---------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $2.035993        314    $   639  $1.956937      1,913    $ 3,744
T. Rowe Price Small Cap Value..........   1.285976        300        386   1.259912        828      1,043
Aggressive Growth Stock................   2.191030      1,132      2,480   4.302813      2,991     12,870
International Growth...................   1.093220        221        242   1.071062        367        393
Franklin Templeton International Equity   1.913375        719      1,376   2.163493      2,622      5,673
AllianceBernstein Mid Cap Value........   1.328001         32         42   1.320512         64         85
Index 400 Stock........................   1.487736        404        601   1.429987      1,955      2,796
Janus Capital Appreciation.............   1.195801         29         35   1.189063         55         65
Growth Stock...........................   2.246405        464      1,042   2.257547      3,288      7,423
Large Cap Core Stock...................   1.828313        382        698   1.837972      2,306      4,238
Capital Guardian Domestic Equity.......   1.025423        261        268   1.004585        722        725
T. Rowe Price Equity Income............   1.233047          5          6   1.226098         83        102
Index 500 Stock........................   2.477110        987      2,445   3.690039      4,074     15,033
Asset Allocation.......................   1.049545        692        726   1.028260        864        888
Balanced...............................   2.198372      1,181      2,596   7.461780      2,316     17,281
High Yield Bond........................   1.832738        194        356   1.815388        920      1,670
Select Bond............................   1.884108        667      1,257   9.479507        567      5,375
Money Market...........................   1.408673      1,137      1,602   2.728314      1,380      3,765
Fidelity VIP Mid Cap...................   1.402932         10         14   1.395022        160        223
Russell Multi-Style Equity.............   0.786751        414        326   0.756197      1,596      1,207
Russell Aggressive Equity..............   1.244218        102        127   1.195908        661        790
Russell Non-U.S........................   0.966479        271        262   0.928976        944        877
Russell Core Bond......................   1.328054        183        243   1.276523        588        751
Russell Real Estate Securities.........   1.778695        257        457   1.709672        649      1,110
                                                                 -------                          -------
  Equity...............................                           18,226                           88,127
  Annuity Reserves.....................                              269                              334
                                                                 -------                          -------
  Total Equity.........................                          $18,495                          $88,461
                                                                 =======                          =======

NML Variable Annuity Account A

 Notes to Financial Statements


                                               Contracts Issued:               Contracts Issued:
                                          On or After March 31, 2000       On or After March 31, 2000
                                              Front Load Version               Back Load Version
                                        ------------------------------- --------------------------------
                                        Accumulation    Units           Accumulation    Units
Division                                 Unit Value  Outstanding Equity  Unit Value  Outstanding Equity
--------------------------------------------------------------------------------------------------------
Small Cap Growth Stock.................  $0.930572       195     $  181  $1.956937        732    $ 1,432
T. Rowe Price Small Cap Value..........   1.282924        39         50   1.259912        560        706
Aggressive Growth Stock................   0.699892       287        201   4.302813        532      2,289
International Growth...................   1.090626        65         71   1.071062        367        393
Franklin Templeton International Equity   0.978611       158        155   2.163493        590      1,276
AllianceBernstein Mid Cap Value........   1.327125         9         12   1.320512         21         28
Index 400 Stock........................   1.169318       201        235   1.429987      1,092      1,562
Janus Capital Appreciation.............   1.195012         2          2   1.189063         24         29
Growth Stock...........................   0.729643       182        133   2.257547        916      2,068
Large Cap Core Stock...................   0.717843       334        240   1.837972        420        772
Capital Guardian Domestic Equity.......   1.022974        87         89   1.004585        622        625
T. Rowe Price Equity Income............   1.232233        28         35   1.226098         24         29
Index 500 Stock........................   0.771935       354        273   3.690039        965      3,561
Asset Allocation.......................   1.047056       172        180   1.028260        508        522
Balanced...............................   1.012887       191        193   7.461780        483      3,604
High Yield Bond........................   1.249172        85        106   1.815388        242        439
Select Bond............................   1.386996       147        204   9.479507        194      1,839
Money Market...........................   1.100118       159        175   2.728314        423      1,154
Fidelity VIP Mid Cap...................   1.402004        18         25   1.395022         42         59
Russell Multi-Style Equity.............   0.736202        97         71   0.756197        629        476
Russell Aggressive Equity..............   1.054631        52         55   1.195908        261        312
Russell Non-U.S........................   0.769505       113         87   0.928976        364        338
Russell Core Bond......................   1.313645        47         62   1.276523        321        410
Russell Real Estate Securities.........   1.877412        75        141   1.709672        634      1,084
                                                                 ------                          -------
  Equity...............................                           2,976                           25,007
  Annuity Reserves.....................                              --                               --
                                                                 ------                          -------
  Total Equity.........................                          $2,976                          $25,007
                                                                 ======                          =======

                                                 NML Variable Annuity Account A

 Accountants' Report

[LOGO] PRICEWATERHOUSECOOPERS

Report of Independent Auditors

To The Northwestern Mutual Life Insurance Company and
Contract Owners of NML Variable Annuity Account A

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in equity and the financial highlights present fairly, in all material respects, the financial position of NML Variable Annuity Account A and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Stock Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, and Russell Real Estate Securities Division at December 31, 2003, and the results of each of their operations, the changes in each of their equity and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2003 with Northwestern Mutual Series Fund, Inc., Fidelity VIP Mid Cap Portfolio and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
January 28, 2004

Accountants' Report

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

                                              December 31,
                                       ---------------------------
                                           2003           2002
                                       ------------   ------------
Assets:
   Bonds                               $     55,571   $     50,597
   Common and preferred stocks                6,577          4,902
   Mortgage loans                            16,426         15,692
   Real estate                                1,481          1,503
   Policy loans                               9,546          9,292
   Other investments                          4,851          4,242
   Cash and temporary investments             2,594          1,814
                                       ------------   ------------
      Total investments                      97,046         88,042
   Due and accrued investment income          1,126          1,100
   Net deferred tax assets                    1,198          1,887
   Deferred premium and other assets          1,790          1,660
   Separate account assets                   12,662         10,246
                                       ------------   ------------
      Total assets                     $    113,822   $    102,935
                                       ============   ============
Liabilities and Surplus:
   Reserves for policy benefits        $     81,280   $     74,880
   Policyowner dividends payable              3,770          3,765
   Interest maintenance reserve                 815            521
   Asset valuation reserve                    2,568          1,268
   Income taxes payable                         737            777
   Other liabilities                          4,443          4,261
   Separate account liabilities              12,662         10,246
                                       ------------   ------------
      Total liabilities                     106,275         95,718
   Surplus                                    7,547          7,217
                                       ------------   ------------
      Total liabilities and surplus    $    113,822   $    102,935
                                       ============   ============

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                            For the year ended December 31,
                                       ----------------------------------------
                                           2003          2002          2001
                                       ------------  ------------  ------------
Revenue:
   Premiums                            $     10,307  $     10,108  $      9,447
   Net investment income                      5,737         5,477         5,431
   Other income                                 501           439           467
                                       ------------  ------------  ------------
      Total revenue                          16,545        16,024        15,345
                                       ------------  ------------  ------------
Benefits and expenses:
   Benefit payments to policyowners
    and beneficiaries                         4,079         3,902         3,808
   Net additions to policy benefit
    reserves                                  6,260         6,186         5,367
   Net transfers to separate accounts           288           242           502
                                       ------------  ------------  ------------
      Total benefits                         10,627        10,330         9,677
   Commissions and operating expenses         1,690         1,580         1,453
                                       ------------  ------------  ------------
      Total benefits and expenses            12,317        11,910        11,130
                                       ------------  ------------  ------------
Gain from operations before
 dividends and taxes                          4,228         4,114         4,215
Policyowner dividends                         3,765         3,792         3,651
                                       ------------  ------------  ------------
Gain from operations before taxes               463           322           564
Income tax expense (benefit)                    (90)         (442)          173
                                       ------------  ------------  ------------
Net gain from operations                        553           764           391
Net realized capital gains (losses)             139          (606)          259
                                       ------------  ------------  ------------
      Net income                       $        692  $        158  $        650
                                       ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                            For the year ended December 31,
                                       ----------------------------------------
                                           2003          2002          2001
                                       ------------  ------------  ------------
Beginning of year balance              $      7,217  $      6,892  $      5,896
   Net income                                   692           158           650
   Change in net unrealized capital
    gains (losses)                            1,171          (517)         (555)
   Change in net deferred income tax           (137)           44            73
   Change in nonadmitted assets and
    other                                       (96)         (126)         (124)
   Change in reserve valuation bases
    (Note 5)                                     --            --           (61)
   Change in asset valuation reserve         (1,300)          766           264
   Cumulative effect of changes in
    accounting principles (Note 15)              --            --           749
                                       ------------  ------------  ------------
      Net change in surplus                     330           325           996
                                       ------------  ------------  ------------
      End of year balance              $      7,547  $      7,217  $      6,892
                                       ============  ============  ============

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                   For the year ended
                                                                      December 31,
                                                       ------------------------------------------
                                                           2003           2002           2001
                                                       ------------   ------------   ------------
Cash flows from operating activities:
   Premiums and other income received                  $      6,984   $      6,947   $      6,607
   Investment income received                                 5,727          5,224          5,328
   Disbursement of policy loans, net of repayments             (254)          (264)          (524)
   Payments to policyowners and beneficiaries                (4,312)        (4,130)        (3,996)
   Net transfers to separate accounts                          (284)          (257)          (534)
   Commissions, expenses and taxes paid                      (1,637)        (1,855)        (1,698)
                                                       ------------   ------------   ------------
      Net cash provided by operating activities               6,224          5,665          5,183
                                                       ------------   ------------   ------------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                  75,838         60,865         35,318
      Common and preferred stocks                             2,392          1,766         15,465
      Mortgage loans                                          1,843          1,532          1,174
      Real estate                                               356            468            244
      Other investments                                       1,047          1,646            494
                                                       ------------   ------------   ------------
                                                             81,476         66,277         52,695
                                                       ------------   ------------   ------------
   Cost of investments acquired:
      Bonds                                                  79,994         67,398         38,915
      Common and preferred stocks                             2,708          2,003         15,014
      Mortgage loans                                          2,534          2,005          2,003
      Real estate                                               191            191            353
      Other investments                                       1,387            748          1,106
                                                       ------------   ------------   ------------
                                                             86,814         72,345         57,391
                                                       ------------   ------------   ------------
         Net cash applied to investing activities            (5,338)        (6,068)        (4,696)
                                                       ------------   ------------   ------------
Cash flows from financing and miscellaneous sources:
   Net deposits on deposit-type contract funds and
    other liabilities without life or disability
    contingencies                                               142            249            203
   Other cash provided (applied)                               (248)           (50)           111
                                                       ------------   ------------   ------------
         Net cash provided by financing and other
          activities:                                          (106)           199            314
                                                       ------------   ------------   ------------
         Net increase (decrease) in cash and
          temporary investments                                 780           (204)           801
   Cash and temporary investments, beginning of year          1,814          2,018          1,217
                                                       ------------   ------------   ------------
            Cash and temporary investments, end of
             year                                      $      2,594   $      1,814   $      2,018
                                                       ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business, and estate markets.

     The consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves use different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income, and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in conformity with the statutory basis of accounting required management to use assumptions or make estimates that affected the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these assumptions and estimates.

     Investments
     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans
     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies. They are reported in the financial statements at unpaid principal balance.

     Other Investments
     Other investments consist primarily of real estate joint ventures, partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), leveraged leases and unconsolidated non-insurance subsidiaries. These investments are valued based on the equity method of accounting, which approximates fair value. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their valuation in the financial statements.

     Temporary Investments
     Temporary investments represent securities that had maturities of one year or less at purchase, and are reported at amortized cost, which approximates fair value.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Net Investment Income
     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships, and unconsolidated subsidiaries. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve
     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

     Investment Capital Gains and Losses
     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding details of realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships, and unconsolidated subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding details of changes in unrealized capital gains and losses.

     Asset Valuation Reserve
     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a general reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts
     See Note 7 regarding separate account assets and liabilities reported by the Company.

     Premium Revenue
     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income
     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries
     Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits
     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses
     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software
     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $25 million and $20 million at December 31, 2003 and 2002, respectively, are reported in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $56 million and $48 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $42 million, $27 million and $14 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Furniture and Equipment
     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense totaled $6 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

     Policyowner Dividends
     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. A majority of dividends are used by policyowners to purchase additional insurance and are reported as premiums in the consolidated

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     statement of operations, but are not included in premiums received or policy benefits paid in the consolidated statement of cash flows.

     Nonadmitted Assets
     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally assets related to pension funding, amounts advanced to or due from the Company's financial representatives and furniture, fixtures, equipment, and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

     Reclassifications
     Certain financial statement balances have been reclassified to conform to the current year presentation.

3.   Investments

     Bonds
     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, with the prospective adjustment method used to recognize related changes in the estimated yield-to-maturity of such securities.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2003 and 2002 were as follows:

December 31, 2003                  Reconciliation to Estimated Fair Value
-----------------              -----------------------------------------------
                                             Gross         Gross     Estimated
                               Statement   Unrealized   Unrealized      Fair
                                 Value       Gains        Losses       Value
                               ---------   ----------   ----------   ---------
                                                  (in millions)
U.S. Government                $   9,233   $      476   $      (42)  $   9,667
States, territories and
 possessions                         374           56           (4)        426
Special revenue and
 assessments                      10,037          253          (41)     10,249
Public utilities                   2,516          213           (6)      2,723
Banks, trust and
 insurance companies               3,227           82          (24)      3,285
Industrial and
 miscellaneous                    30,184        2,303         (241)     32,246
                               ---------   ----------   ----------   ---------
   Total                       $  55,571   $    3,383   $     (358)  $  58,596
                               =========   ==========   ==========   =========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

December 31, 2002                  Reconciliation to Estimated Fair Value
-----------------              -----------------------------------------------
                                             Gross        Gross      Estimated
                               Statement   Unrealized   Unrealized     Fair
                                 Value       Gains        Losses       Value
                               ---------   ----------   ----------   ---------
                                                  (in millions)

U.S. Government                $   8,933   $      531   $      (21)  $   9,443
States, territories and
 possessions                         396           61           --         457
Special revenue and
 assessments                       7,576          400           (1)      7,975
Public utilities                   2,501          251          (25)      2,727
Banks, trust and
 insurance companies               1,355           71          (15)      1,411
Industrial and
 miscellaneous                    29,836        2,150         (688)     31,298
                               ---------   ----------   ----------   ---------
   Total                       $  50,597   $    3,464   $     (750)  $  53,311
                               =========   ==========   ==========   =========

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        Statement   Estimated
                                                          Value     Fair Value
                                                        ---------   ----------
                                                            (in millions)
Due in one year or less                                 $     634   $      648
Due after one year through five years                       8,593        9,105
Due after five years through ten years                     13,775       14,819
Due after ten years                                        14,349       15,402
                                                        ---------   ----------
                                                           37,351       39,974
Mortgage-backed and structured securities                  18,220       18,622
                                                        ---------   ----------
   Total                                                $  55,571   $   58,596
                                                        =========   ==========

Common and Preferred Stocks
Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is used to value investments in common stock of unconsolidated subsidiaries.

Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Mortgage Loans
     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2003 were 8.5% and 3.6%, respectively, while these rates during 2002 were 8.2% and 5.0%, respectively. The aggregate average ratio of amounts loaned to the value of collateral for mortgage loans originated during 2003 and 2002 were 66% and 65%, respectively, with a maximum of 100% for any single loan during each of 2003 and 2002.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2003 and 2002, the reported value of mortgage loans was reduced by $13 million and $44 million, respectively, in valuation adjustments.

     Real Estate
     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At both December 31, 2003 and 2002 there was no valuation adjustment in determining the reported value of real estate investments.

     At December 31, 2003 and 2002, the reported value of real estate included $180 million and $124 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases
     Leveraged leases are reported in the financial statements at the present value of future minimum lease payments, plus the residual value of the leased asset. At December 31, 2003 and 2002, the reported value of leveraged leases was $513 million and $532 million, respectively. The reported value of leveraged leases at December 31, 2003 and 2002 was reduced by $0 and $108 million, respectively, to reflect a decline in value of certain aircraft leases that management considered to be other-than-temporary. The decline in value was charged against an existing valuation allowance and was not reported as a realized capital loss during 2002. Leveraged leases are included in other investments and primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                   For the year ended               For the year ended               For the year ended
                                   December 31, 2003                December 31, 2002                December 31, 2001
                             ------------------------------   ------------------------------   ------------------------------
                                                     Net                              Net                              Net
                                                   Realized                         Realized                         Realized
                             Realized   Realized    Gains     Realized   Realized    Gains     Realized   Realized     Gains
                              Gains      Losses    (Losses)    Gains      Losses    (Losses)     Gains     Losses    (Losses)
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                       (in millions)
Bonds                        $  1,369   $   (861)  $    508   $    950   $ (1,237)  $   (287)  $    537   $   (674)  $   (137)
Common and
 preferred stocks                 397       (402)        (5)       356       (619)      (263)       863       (569)       294
Mortgage loans                     12         --         12         --         (4)        (4)        --        (10)       (10)
Real estate                       198         --        198        121         (3)       118         85        (11)        74
Other invested assets             145       (286)      (141)       158       (258)      (100)       296       (149)       147
                             --------   --------   --------   --------   --------   --------   --------   --------   --------
                             $  2,121   $ (1,549)       572   $  1,585   $ (2,121)      (536)  $  1,781   $ (1,413)       368
                             ========   ========              ========   ========              ========   ========
Less: IMR gains (losses)                                538                              264                               11
Less: Capital gains taxes
 (benefit)                                             (105)                            (194)                              98
                                                   --------                         --------                         --------
Net realized capital gains
 (losses)                                          $    139                         $   (606)                        $    259
                                                   ========                         ========                         ========

     Proceeds from the sale of bond investments totaled $83 billion, $53 billion and $30 billion for the years ended December 31, 2003, 2002, and 2001, respectively. Realized losses (before capital gains taxes) included $405 million, $588 million, and $457 million for the years ended December 31, 2003, 2002, and 2001, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2003, were as follows:

                                         December 31, 2003
                    -----------------------------------------------------------
                      Decline For Less Than 12     Decline For Greater Than 12
                               Months                        Months
                    ----------------------------  -----------------------------
                              Fair                           Fair
                     Cost    Value    Difference   Cost     Value   Difference
                    -------  -------  ----------  -------  --------  ----------
                                             (in millions)
Bonds               $ 9,051  $ 8,804  $     (247) $ 1,559  $  1,448  $     (111)
Common and
 preferred stocks       587      536         (51)     613       520         (93)
                    -------  -------  ----------  -------  --------  ----------
Total               $ 9,638  $ 9,340  $     (298) $ 2,172  $  1,968  $     (204)
                    =======  =======  ==========  =======  ========  ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in net unrealized investment gains and losses for the years ended December 31, 2003, 2002, and 2001 were as follows:

                               For the year ended December 31,
                               -------------------------------
                                  2003       2002       2001
                               ---------   --------   --------
                                         (in millions)
Bonds                          $     188   $   (150)  $    (15)
Common and preferred stocks        1,372       (436)      (699)
Other investments                    163       (172)      (193)
                               ---------   --------   --------
                                   1,723       (758)      (907)
Change in deferred taxes            (552)       241        352
                               ---------   --------   --------
                               $   1,171   $   (517)  $   (555)
                               =========   ========   ========

     Securities Lending
     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2003 and 2002, unrestricted cash collateral held by the Company of $2.5 billion and $1.6 billion, respectively, is reported in cash and invested assets and the offsetting collateral liability of $2.5 billion and $1.6 billion, respectively, is reported in other liabilities in the consolidated statement of financial position. Additional non-cash collateral of $482 million and $389 million is held on the Company's behalf by a trustee at December 31, 2003 and 2002, respectively, and is not included in the consolidated statement of financial position.

     Repurchase Agreements
     The Company has entered into agreements whereby the Company sells and agrees to repurchase certain mortgage-backed securities. At December 31, 2002, the book value of securities subject to these agreements and included in the reported value of bonds was $1.0 billion, while the repurchase obligation liability of $1.0 billion was reported in other liabilities in the consolidated statement of financial position. Securities subject to these agreements had contractual maturities of 30 years at December 31, 2002 and a weighted average interest rate of 5.8%. There were no outstanding repurchase commitments at December 31, 2003.

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to Company assets and surplus of fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivative investments are reported as other investments in the consolidated statement of financial position. Cash flow and fair value hedges that qualify for hedge accounting are accounted for in a manner consistent with the hedged item (e.g. amortized cost or fair value) whereas cash flow and fair value hedges that do not qualify for hedge accounting are accounted for at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the contract at the reporting date.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2003 and 2002. A replication transaction is a derivative transaction entered into in

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     conjunction with other investment transactions in order to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31, effective January 1, 2003. Upon implementation the Company had the option of applying the new guidance to all derivatives to which the Company was a party to as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was considered to be immaterial.

     The Company held the following derivative positions at December 31, 2003 and 2002:

                                   December 31, 2003          December 31, 2002
                               -------------------------  -------------------------
                               Carrying  Notional  Fair   Carrying  Notional   Fair
    Derivative Instrument       Value     Amount   Value   Value     Amount   Value
----------------------------   -------------------------  -------------------------
                                                  (in millions)
Cash Flow Hedges:
   Foreign currency swaps      $     --  $     36  $  (2) $     --  $     68  $   7
   Interest rate swaps               --       473      6        (3)      442     (8)
   Swaptions                         23       521     25        12       358     12
   Interest rate floors              13       775     38         8       625     41
Fair Value Hedges:
   Short equity futures              --        --     --        --        --     --
   Fixed income futures              --        --     --        --       365     --
   Foreign currency forward
    contracts                       (43)    1,029    (43)      (19)      567    (17)
   Credit default swaps              --       203     (1)       --        67     --
   Commodity swaps                   --        --     --        --         5     (1)
Replications:
   Credit default swaps              --       230     (2)       --        65     --
   Long fixed income futures         --        --     --        --        --     --
   Long equity futures               --        28     --        --         9     --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to variable interest payments

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     on certain floating rate bonds. An interest rate swap is a contractual agreement to pay a floating rate of interest, based upon a reference index, in exchange for a fixed rate of interest established at the origination of the contract.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained increase or decrease in interest rates for certain of the Company's insurance products. Swaptions are a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures contracts are fair value hedges that are used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures contracts are fair value hedges used to mitigate interest rate risk for a portion of its fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Foreign currency forward contracts are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to protect against a decrease in bond prices due to credit concerns for certain bond issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration.

     Commodity swaps are fair value hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Credit default swap replication transactions are used by the Company to create a fixed income investment through the use of derivatives and cash market instruments. These replication transactions, including the derivative component, are reported at amortized cost. During 2003 and 2002, the average fair value of such contracts was $0 and ($1) million, respectively. No realized gains or losses were recognized during 2003 or 2002 on the termination of such contracts.

     Long fixed income futures replication contracts are used by the Company to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During 2003 and 2002, the average fair value of such contracts was $0. Realized gains of $29 million and $5 million were recognized during 2003 and 2002 on the termination of such contracts.

     Long equity futures replication contracts are used by the Company to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     are terminated. During 2003 and 2002, the average fair value of such contracts was $0 and $73 million, respectively. Realized gains of $28 million and $10 million were recognized during 2003 and 2002, respectively, on the termination of such contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). Use of these actuarial tables and methods involved assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these estimates.

     General account reserves for policy benefits at December 31, 2003 and 2002 are summarized below:

                                                 December 31,
                                           -----------------------
                                              2003         2002
                                           ----------   ----------
                                                (in millions)
Life insurance reserves                    $   71,441   $   65,605
Annuity reserves and deposit liabilities        4,940        4,607
Disability income and long-term care
 unpaid claims and claim reserves               3,083        2,907
Disability income active life reserves          1,801        1,757
Long-term care active life reserves                15            4
                                           ----------   ----------
   Total reserves for policy benefits      $   81,280   $   74,880
                                           ----------   ----------

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2% and the 1958 or 1980 CSO mortality tables. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2003, the Company has $810 billion of total life insurance in-force, including $8.7 billion of life insurance in-force for which gross premiums are less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     As of January 1, 2001, the Company changed the valuation basis for reserves on certain term life insurance policies. The impact of this change increased policy benefit reserves by $61 million, and was reported as a direct reduction of surplus for the year ended December 31, 2001.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiple mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations, see Note 2.

     At December 31, 2003 and 2002, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                December 31,
                                           -----------------------
                                              2003         2002
                                           ----------   ----------
Subject to discretionary withdrawal
   - with market value adjustment          $    1,354   $    1,386
   - without market value adjustment            2,340        2,032
Not subject to discretionary withdrawal         1,246        1,189
                                           ----------   ----------
   Total                                   $    4,940   $    4,607
                                           ==========   ==========

     Unpaid claims and claim reserves for DI policies are based on the present value of expected benefit payments, primarily using the 1985 CIDA (modified for Company experience in the first four years of disability) and interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present values of expected benefit payments using industry-based long-term care experience with a 4.5% interest rate.

     Reserves for unpaid claims, losses, and loss adjustment expenses on disability income and long-term care insurance were $3.1 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2003 and 2002.

                                             For the year ended
                                                 December 31,
                                           -----------------------
                                              2003         2002
                                           ----------   ----------
                                                (in millions)

Balance at January 1                       $    2,907   $    2,701
Incurred related to:
   Current year                                   466          466
   Prior year                                      50           59
                                           ----------   ----------
      Total incurred                              516          525
Paid related to:
   Current year                                    17           17
   Prior year                                     323          302
                                           ----------   ----------
      Total paid                                  340          319
                                           ----------   ----------
Balance at December 31                     $    3,083   $    2,907
                                           ==========   ==========

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, with interest rates ranging from 3% to 4% and the 1964 Commissioner's Disability Table for morbidity.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based experience morbidity, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, and an interest rate of either 4% or the minimum rate allowable for tax purposes. When the tax interest rate is used, lapses are not included in total terminations and reserves are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

     Deferred and uncollected premiums at December 31, 2003 and 2002 were as follows:

                          December 31, 2003       December 31, 2002
                        ---------------------   ---------------------
Type of Business          Gross        Net        Gross        Net
---------------------   ---------   ---------   ---------   ---------
                                        (in millions)
Ordinary new business   $     171   $      76   $     149   $      69
Ordinary renewal            1,461       1,191       1,409       1,145
                        ---------   ---------   ---------   ---------
                        $   1,632   $   1,267   $   1,558   $   1,214
                        =========   =========   =========   =========

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity policies. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2003 and 2002:

                                                 December 31,
                                           -----------------------
                                              2003         2002
                                           ----------   ----------
Subject to discretionary withdrawal
   - with market value adjustment          $   10,524   $    8,442
   - without market value adjustment               --           --
Not subject to discretionary withdrawal         1,886        1,550
Non-policy liabilities                            252          254
                                           ----------   ----------
   Total                                   $   12,662   $   10,246
                                           ==========   ==========

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At both December 31, 2003 and 2002, general account reserves for policy benefits included $11 million attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2003 and 2002 were $1.2 billion and $1.3 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the Separate Accounts is reported in net transfers to separate accounts in the consolidated statement of operations, net of amounts received from the Separate Accounts to provide for policy benefit payments to variable product policyowners.

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2003, 2002 and 2001:

                                              For the year ended December 31,
                                           ------------------------------------
                                              2003         2002         2001
                                           ------------------------------------
                                                      (in millions)
From Separate Account Annual Statement:
   Transfers to Separate Accounts          $    1,224   $    1,341   $    1,419
   Transfers from Separate Accounts            (1,125)      (1,300)      (1,128)
                                           ------------------------------------
                                                   99           41          291
Reconciling adjustments:
   Investment management and
    administrative charges                         73           65           72
   Mortality, breakage and taxes                  116          136          139
                                           ------------------------------------
      Net transfers to separate accounts   $      288   $      242   $      502
                                           ====================================

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. In 2003, the Company contributed $28 million to the qualified employee retirement plan. No contributions were required during 2002 or 2001.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2003 and 2002, and changes in assets and obligations for the years then ended, were as follows:

                                              Defined Benefit Plans   Postretirement Benefits
                                              ---------------------   -----------------------
                                                 2003        2002        2003         2002
                                              ---------   ---------   ----------   ----------
                                                              (in millions)
Fair value of plan assets at January 1        $   1,420   $   1,612   $       17   $       20
Changes in plan assets:
   Actual return on plan assets                     323        (161)           5           (2)
   Company contributions                             28          --           --           --
   Actual plan benefits paid                        (33)        (31)          (2)          (1)
                                              ---------   ---------   ----------   ----------
Fair value of plan assets at December 31      $   1,738   $   1,420   $       20   $       17
                                              =========   =========   ==========   ==========
Projected benefit obligation at January 1     $   1,499   $   1,367   $      131   $       96
Changes in benefit obligation:
   Service cost of benefits earned                   64          54           15           11
   Interest cost on projected obligations           103          95           10            8
   Projected plan benefits paid                     (38)        (34)          (9)          (8)
   Experience losses                                101          17           19           24
                                              ---------   ---------   ----------   ----------
Projected benefit obligation at December 31   $   1,729   $   1,499   $      166   $      131
                                              =========   =========   ==========   ==========

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. Asset mix is re-balanced regularly to maintain ratios of approximately 60% equities, 35% fixed income investments, and 5% cash equivalents. Fair value of plan assets is based primarily on quoted market values.

     The projected benefit obligation represents the actuarial net present value of future benefit obligations, which is estimated annually by the Company. The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2003, 2002, and 2001:

                                                Defined Benefit Plans                Postretirement Benefits
                                          ----------------------------------   ------------------------------------
                                             2003        2002        2001         2003         2002         2001
                                          ----------------------------------   ------------------------------------
Discount rate                                   6.5%        7.0%         7.0%         6.5%         7.0%         7.0%
Long-term rate of return on plan assets         8.0%        8.5%         9.0%         8.0%         8.5%         9.0%
Annual increase in compensation                 4.5%        5.0%         5.0%         4.5%         5.0%         5.0%

     The projected benefit obligations for post-retirement benefits at December 31, 2003 and 2002 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2003 by $18 million and net periodic postretirement benefit expense during 2003 by $3 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Projected benefit obligations included $28 million and $12 million for non-vested employees at December 31, 2003 and 2002, respectively.

     Following is an aggregate reconciliation of the funded status of the plans to the net liability reported by the Company at December 31, 2003 and 2002:

                                              Defined Benefit Plans   Postretirement Benefits
                                              ---------------------   -----------------------
                                                2003        2002         2003         2002
                                              ---------   ---------   ----------   ----------
                                                              (in millions)
Fair value of plan assets at December 31      $   1,738   $   1,420   $       20   $       17
Projected benefit obligation at December 31       1,729       1,499          166          131
                                              ---------   ---------   ----------   ----------
   Funded status                                      9         (79)        (146)        (114)
      Unrecognized net experience losses            368         516           43           29
      Unrecognized initial net asset               (598)       (644)          --           --
      Nonadmitted asset                             (76)        (58)          --           --
                                              ---------   ---------   ----------   ----------
Net pension liability                         $    (297)  $    (265)  $     (103)  $      (85)
                                              =========   =========   ==========   ==========

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or benefit costs has been more or less favorable than assumed. These net differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting principles at January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to utilize the excess through amortization of this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any pension assets for funded plans are nonadmitted under statutory accounting and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

     The components of net periodic benefit costs for the years ended December 31, 2003, 2002, and 2001, were as follows:

                                                    Defined Benefit Plans                Postretirement Benefits
                                              ----------------------------------   ------------------------------------
                                                2003        2002        2001          2003     2002     2001
                                              ----------------------------------   ------------------------------------
                                                                           (in millions)
Components of net periodic benefit cost:
   Service cost of benefits earned            $      64   $      54   $       50   $       15   $       11   $        7
   Interest cost on projected obligations           103          95           86           10            9            6
   Amortization of experience gains and
    losses                                           34           5           --            2            1           --
   Amortization of initial net asset                (46)        (13)          --           --           --           --
   Expected return on plan assets                  (113)       (136)        (151)          (1)          (2)          (2)
                                              ----------------------------------   ------------------------------------
      Net periodic expense (benefit)          $      42   $       5   ($      15)  $       26   $       19   $       11
                                              ==================================   ====================================

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     December 31, 2003, 2002 and 2001 the Company expensed total contributions to these plans of $23 million, $22 million and $20 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits on any single insured by ceding insurance coverage to various reinsurers under excess and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life policy and a maximum of $35 million of coverage per joint life policy. The Company also participates in catastrophic risk sharing pools and has an excess reinsurance contract for certain disability income policies issued prior to 1999 with retention limits varying based upon coverage type.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2003 and 2002 were reported net of ceded reserves of $1.0 billion and $877 million, respectively.

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2003, 2002 and 2001 was as follows:

                                     For the year ended December 31,
                                   -----------------------------------
                                      2003        2002         2001
                                   ----------   ---------   ----------
                                              (in millions)
Direct premium revenue             $   10,959   $  10,706   $    9,995
Premiums ceded                           (652)       (598)        (548)
                                   ----------   ---------   ----------
   Net premium revenue             $   10,307   $  10,108   $    9,447
                                   ==========   =========   ==========
Direct benefit expense                 11,110      10,770       10,119
Benefits ceded                           (483)       (440)        (442)
                                   ----------   ---------   ----------
   Net benefit expense             $   10,627   $  10,330   $    9,677
                                   ==========   =========   ==========

     In addition, the Company earned $184 million, $172 million and $161 million for the years ended December 31, 2003, 2002 and 2001, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are reported in other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2003 and 2002, which were considered by management to be uncollectible.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, Baird Holding Company
     LLC
     Northwestern International Holdings,     Frank Russell Company
     Inc.
     NML Real Estate Holdings, LLC and        Bradford, Inc.
     subsidiaries
     NML Securities Holdings, LLC and         Network Planning Advisors, LLC
     subsidiaries
     Northwestern Investment Management       Mason Street Advisors, LLC
     Company, LLC
     Northwestern Securities Holdings, LLC    NML - CBO, LLC
     Northwestern Mutual Trust Company        JYD, LLC
     Chateau, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. Federal income tax returns for years through 1999 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The components of the net deferred tax asset at December 31, 2003 and 2002 were as follows:

                                         December 31,
                                   ----------------------
                                      2003        2002        Change
                                   ----------   ---------   ----------
                                        (in millions)
Deferred tax assets:
   Policy acquisition costs        $      715   $     673   $       42
   Investment assets                      189         664         (475)
   Policy benefit liabilities           1,751       1,769          (18)
   Benefit plan obligations               252         223           29
   Guaranty fund assessments               12          14           (2)
   Nonadmitted assets                      54          67          (13)
   Other                                   58          61           (3)
                                   -----------------------------------
      Gross deferred tax assets    $    3,031   $   3,471   $     (440)
                                   -----------------------------------
Deferred tax liabilities:
   Premium and other receivables   $      453   $     425   $       28
   Investment assets                    1,375       1,156          219
   Other                                    5           3            2
                                   -----------------------------------
      Gross deferred tax
       liabilities                 $    1,833   $   1,584   $      249
                                   -----------------------------------
      Net deferred tax asset       $    1,198   $   1,887   $     (689)
                                   ===================================

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2003 and 2002, the Company's gross deferred tax assets did not exceed this limitation.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                     For the Year Ended December 31,
                                   -----------------------------------
                                      2003        2002         2001
                                   ----------   ---------   ----------
                                              (in millions)
Current year income tax            $      (65)  $      26   $      170
Tax credits                               (25)        (15)         (11)
Equity tax expense (benefit)               --        (453)          14
                                   ----------   ---------   ----------
   Total current tax expense
    (benefit)                      $      (90)  $    (442)  $      173
                                   ==========   =========   ==========

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary timing and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. At December 31, 2001, the liability for income taxes payable included $453 million related to the Company's estimated liability for equity tax, primarily with respect to the 2001 tax year. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, this liability was released as a current tax benefit during 2002. Barring any additional action by Congress, the equity tax is scheduled to be reinstated for the 2004 tax year.

     The Company's effective tax rates were 13%, 299%, and 21% for the years ended December 31, 2003, 2002, and 2001, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax in 2002.

     Income taxes incurred in the current and prior years of $1.2 billion are available at December 31, 2003 for recoupment in the event of future net losses.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999 for a purchase price of approximately $955 million plus contingent consideration based upon the financial performance of Russell from the date of acquisition through the five year period ended December 31, 2003. Through December 31, 2003 that contingent consideration had aggregated to approximately $143 million. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. This acquisition was accounted for using the statutory purchase method, and the investment is accounted for using the equity method, adjusted for the charge-off of acquisition goodwill, and is reported in common stocks in the consolidated statement of financial position. Since the date of acquisition, the Company charged-off directly from surplus approximately $958 million, representing the goodwill associated with the acquisition, including the impact on goodwill of contingent consideration. The Company has received permission from the OCI for this statutory accounting treatment, which is different than that required by the NAIC "Accounting Practices and Procedures Manual", which prescribes amortization of goodwill over the period in which the purchasing entity benefits economically, not to exceed 10 years.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed certain debt obligations of Russell, including $350 million of senior notes and up to $150 million of other credit facilities.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates. The maximum exposure under these agreements totaled approximately $62 million at December 31, 2003 and was generally mitigated by the underlying net asset values of the affiliates. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.3 billion at December 31, 2003 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2003.

13.  Related Party Transactions

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. Realized capital gains (losses) of ($7) million were recognized in 2003 on the transfer of these assets.

     During 2001, the Company transferred appreciated equity investments to wholly-owned subsidiaries as a capital contribution to the subsidiaries. Realized capital gains of $244 million for 2001 were reported based on the fair value of the assets at transfer.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2003 and 2002 were as follows:

                                         December 31, 2003    December 31, 2002
                                       --------------------  -------------------
                                       Statement    Fair     Statement   Fair
                                         Value      Value      Value     Value
                                       ---------  ---------  ---------  --------
                                                      (in millions)
Assets:
   Bonds                               $  55,571  $  58,596  $  50,597  $ 53,311
   Common and preferred stocks             6,577      8,488      4,902     6,373
   Mortgage loans                         16,426     18,086     15,692    17,485
   Real estate                             1,481      2,122      1,503     2,181
   Policy loans                            9,546      9,839      9,292     9,628
   Other investments                       4,851      5,373      4,242     4,802
   Cash and short-term investments         2,594      2,594      1,814     1,814
Liabilities:
   Investment-type insurance reserves  $   3,989  $   3,759  $   3,737  $  3,562

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments primarily represent joint ventures and partnerships, for which the equity method approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

15.  Codification of Statutory Accounting Principles

     Beginning January 1, 2001, insurance companies domiciled in Wisconsin were required to prepare statutory basis financial statements in accordance with the new NAIC "Accounting Practices and Procedures Manual," subject to any variations prescribed or permitted by the OCI.

     These new requirements differed from those used prior to January 1, 2001, primarily because under the new statutory accounting principles: (1) deferred tax balances were established for temporary differences between book and tax bases of certain assets and liabilities, (2) investment valuation adjustments on impaired assets were measured differently and were reported as realized losses, (3) pension and other employee benefit obligations were accounted for based on the funded status of the related plans, (4) recognition of earnings from unconsolidated subsidiaries and affiliates as net investment income was limited to dividends received, (5) certain software costs were capitalized and amortized to expense over a maximum of five years, and (6) premiums, benefits and reserve changes for policies without significant mortality or morbidity

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2003, 2002, 2001
--------------------------------------------------------------------------------

     risks ("deposit-type contracts") were not included in revenue or benefits as reported in the consolidated statement of operations.

     The cumulative effect of adoption of these new accounting principles was reported in the consolidated statement of changes in surplus as of January 1, 2001, with no restatement of prior periods permitted. This cumulative effect was the difference in the amount of surplus that would have been reported at that date if the new accounting principles had been retroactively applied to all prior periods. The cumulative effect of these accounting changes increased surplus by $749 million at that date, and included the following (in millions):

Deferred tax accounting             $   850
Pension plan liabilities                (74)
Investment valuation changes, net       (27)
                                    -------
                                    $   749
                                    =======

[Letterhead of PricewaterhouseCoopers]
--------------------------------------------------------------------------------
                                             PricewaterhouseCoopers LLP
                                             100 East Wisconsin Ave., Suite 1500
     Report of Independent Auditors          Milwaukee, WI 53202
                                             Telephone: (414) 212 1600

     To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

     We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2003 and 2002, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2003 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2003 and 2002 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, on the basis of accounting described in
     Note 1.

     As discussed in Note 15 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" - Effective January 1, 2001, as required by the Office of the Commissioner of Insurance of the State of Wisconsin. The effect of adoption is recorded as an adjustment to surplus as of January 1, 2001.


/s/ PRICEWATERHOUSECOOPERS LLP
    January 26, 2004

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

DISTRIBUTION OF THE CONTRACTS................................................B-2

DETERMINATION OF ANNUITY PAYMENTS............................................B-2
      Amount of Annuity Payments.............................................B-2
      Annuity Unit Value.....................................................B-3
      Illustrations of Variable Annuity Payments.............................B-3

VALUATION OF ASSETS OF THE ACCOUNT...........................................B-4

TRANSFERABILITY RESTRICTIONS.................................................B-4

EXPERTS......................................................................B-4

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-5
(as of December 31, 2003 and for each of the two years in the period ended December 31, 2002)

   Report of Independent Accountants........................................B-16
   (as of December 31, 2003 and for each of the two years in the period ended December 31, 2002)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL.................................B-17
(as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)

   Report of Independent Accountants........................................B-43
   (as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003)